NUVEEN
Municipal
Bond Funds

May 31, 1997


Annual Report


Dependable, tax-free income
to help you keep more of
what you earn.


Pennsylvania

[Photo Appears Here]

Contents


 1  Dear Shareholder

 3  Answering Your Questions

 6  Pennsylvania Overview

 9  Financial Section

31  Shareholder Meeting Report

32  Shareholder Information

33  Fund Information

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger

Dear Shareholder


It's a pleasure to report to you on the performance of the Nuveen Flagship Pennsylvania Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.37% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.19% for Class A shares. To match this yield, investors in the 33% combined federal and state income tax bracket would have had to earn at least 7.75% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.



Answering Your Questions

What are the investment objectives of the fund?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

Given this market environment, how did the fund perform?

The Pennsylvania Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.37% for Class A shares, including price changes and reinvested dividends. The fund was ranked ninth among 61 Pennsylvania municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. We also focused on purchasing bonds with strong call protection, which resulted in healthy appreciation for the fund as interest rates generally fell over the period.

What is the current status of Pennsylvania's municipal market?

Pennsylvania's economy is expected to continue to lag national economic trends in the near future. The sluggish economy is, in part, the result of continued mergers and acquisitions, expenditure reductions, and layoffs in the industries most important to the commonwealth's economy: healthcare, defense and telecommunications. Nevertheless, credit ratings and the market overall have remained fairly stable. As the result of healthy retail demand, the $4.6 billion in municipal bonds issued during the first half of the year have been absorbed and credit spreads have tightened slightly. If the commonwealth's Supreme Court rules unconstitutional a personal property tax on investments in out-of-state companies, 32 counties may be required to refund $231 million in prior personal property tax receipts. It is not yet clear how the counties would fund the paybacks, but some may issue bonds.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

                                 Pennsylvania
                                   Overview



Credit Quality

[PIE CHART APPEARS HERE]

AAA/Pre-refunded        46%
BBB/NR                  23%
A                       22%
AA                       9%


Diversification

[PIE CHART APPEARS HERE]

Hospitals               23%
Resource Recovery        5%
Tax Revenue              9%
Housing Facilities      12%
General Obligations     11%
Escrowed Bonds           7%
Pollution Control       14%
Education                4%
Other                   10%
Health Care              5%


Morningstar Rating/3/

      ****


Fund Highlights
----------------------------------------------------------------------------------
Share Class                                        A        B        C          R
Inception Date                                 10/86     2/97     2/94       2/97
Net Asset Value (NAV)                         $10.25   $10.27   $10.25     $10.25
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $119,599
Average Weighted Maturity (years)                                           21.13
Duration (years)                                                             8.24
----------------------------------------------------------------------------------

Annualized Total Return/1/
----------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
1-Year                                8.37%     3.81%    7.91%    7.88%      8.44%
5-Year                                6.78%     5.87%    6.22%    6.20%      6.80%
10-Year                               8.11%     7.65%    7.64%    7.53%      8.12%
----------------------------------------------------------------------------------



Tax-Free Yields
----------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
Dist Rate                             5.46%     5.23%    4.70%    4.91%      5.65%
SEC 30-Day Yld                        5.19%     4.97%    4.44%    4.64%      5.40%
Taxable Equiv Yld/2/                  7.75%     7.42%    6.63%    6.93%      8.06%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.91%, 6.07%, and 7.64%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 33%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 Overall rating for Class A shares for the period ended May 31, 1997, among 1,299 municipal bond funds for the three-year period, 631 funds for the five-year period, and 290 funds for the 10-year period.

                                Nuveen Flagship Pennsylvania Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

       Lehman Brothers     Nuveen Flagship          Nuveen Flagship
       Municipal Bond   Pennsylvania Municipal   Pennsylvania Municipal
          Index            Bond Fund (NAV)         Bond Fund (Offer)

1987      10,000.0             10,000.0                   9,580.0
1988      10,898.1             10,995.3                  10,533.5
1989      12,150.6             12,354.0                  11,835.2
1990      13,039.7             13,077.8                  12,528.6
1991      14,353.9             14,321.0                  13,719.5
1992      15,764.1             15,720.7                  15,060.5
1993      17,650.0             17,480.7                  16,746.5
1994      18,085.8             17,867.6                  17,117.1
1995      19,732.8             19,294.8                  18,484.4
1996      20,634.7             19,986.6                  19,147.2
1997      22,534.8             21,462.1                  20,560.7

 .  Lehman Brothers Municipal Bond Index                         $22,535
 .  Nuveen Flagship Pennsylvania Municipal Bond Fund (NAV)       $21,818
 .  Nuveen Flagship Pennsylvania Municipal Bond Fund (Offer)     $20,902

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

June 1996     0.0473
July          0.04887
August        0.04887
September     0.04648
October       0.04767
November      0.04582
December      0.04735
January 1997  0.04904
February      0.0466
March         0.0466
April         0.0466
May           0.0466

Financial Section

    Contents

10  Portfolio of Investments

18  Statement of Net Assets

19  Statement of Operations

20  Statement of Changes in Net Assets

21  Notes to Financial Statements

28  Financial Highlights

30  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Pennsylvania



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------

                         Education -- 4.3%

         $  3,000,000    Allegheny County, Pennsylvania, Higher Education       2/06 at 102        Baa2 $  2,885,700
                           Building Authority Revenue, Robert Morris College,
                           Series A, 6.250%, 2/15/26

              750,000    Northeastern Pennsylvania, Hospital and Education      2/05 at 100         AAA      813,375
                           Authority, College Revenue, Guaranteed, Luzerne
                           County Community College, 6.625%, 8/15/15

              865,000    Union County, Pennsylvania, Higher Educational         4/06 at 101         AAA      855,433
                           Facilities, Financing Authority, University
                           Revenue, Bucknell University, 5.500%, 4/01/16

              600,000    Wilkes-Barre, Pennsylvania, General Municipal         12/00 at 100         N/R      642,528
                           Authority, College Revenue, Misericordia College,
                           Series A, 7.750%, 12/01/12
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 0.6%

              650,000    Philadelphia, Pennsylvania, Gas Works Revenue,        No Opt. Call         AAA      758,719
                           Twelfth Series, Issue B, 7.000%, 5/15/20
--------------------------------------------------------------------------------------------------------------------
                         Health Care -- 5.1%

            3,000,000    Allegheny County, Pennsylvania, Residential           10/05 at 100         AAA    3,108,570
                           Finance Authority, Mortgage Revenue, Ladies
                           Grand Army Republic Health Facility Project,
                           Series G, 6.350%, 10/01/36

            1,000,000    Butler County, Pennsylvania, Industrial Development    6/03 at 102          A-      988,050
                           Authority, Health Center Revenue, Crossover
                           Refunding, Sherwood Oaks Project, 5.750%, 6/01/16

            2,000,000    Montgomery County, Pennsylvania, Higher Education      1/06 at 101         BBB    2,015,780
                           and Health Authority, Mortgage Revenue, Waverly
                           Heights Project, 6.375%, 1/01/26
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 22.8%

            1,525,000    Allegheny County, Pennsylvania, Hospital              No Opt. Call          A-    1,720,383
                           Development Authority Revenue, Allegheny Valley
                           Hospital, Series Q, 7.000%, 8/01/15

            2,000,000    Armstrong County, Pennsylvania, Hospital Authority,   12/01 at 100         AAA    2,107,700
                           Health Center, Revenue Refunding, Canterbury
                           Place Project, 6.500%, 12/01/21

              500,000    Clarion County, Pennsylvania, Hospital Authority,      7/99 at 102        BBB-      528,415
                           Hospital, Revenue Refunding, Clarion Hospital
                           Project, 8.100%, 7/01/12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Principal                                                          Optional Call                       Market
   Amount    Description                                             Provisions*     Ratings**          Value
-------------------------------------------------------------------------------------------------------------
             Hospitals-- continued
$  500,000   Dauphin County, Pennsylvania, Hospital Authority,       7/97 at 102           AAA     $  511,845
               Revenue Refunding, Harrisburg Hospital,
               8.250%, 7/01/14

 1,320,000   Delaware County, Pennsylvania, Authority               12/06 at 102          BBB+      1,297,190
               Health Facilities Revenue, Mercy Health
               Corporation Project, 6.000%, 12/15/26

 1,300,000   Doylestown, Pennsylvania, Hospital Authority,           7/04 at 102           AAA      1,161,771
               Hospital Revenue Refunding, Series A,
               5.000%, 7/01/23

 1,585,000   Jeannette, Pennsylvania, Health Service Authority,     11/06 at 102          BBB+      1,590,500
               Hospital Revenue Refunding, Jeannette District
               Memorial Hospital, Series A, 6.000%, 11/01/18

 2,000,000   Monroeville, Pennsylvania, Hospital Authority,         10/05 at 102            A3      2,042,540
               Hospital Revenue Refunding, Forbes Health System,
               6.250%, 10/01/15

   500,000   Montgomery County, Pennsylvania, Higher Education       2/00 at 100           AAA        532,560
               and Health Authority, Holy Redeemer Hospital,
               Series A, 7.625%, 2/01/20

 2,000,000   Philadelphia, Pennsylvania, Authority For Industrial    7/03 at 102            AA      1,891,920
               Development, Revenue Refunding, PGH
               Development Corporation, 5.250%, 7/01/17

 1,985,000   Philadelphia, Pennsylvania, Hospitals and Higher       11/02 at 102            A-      2,046,912
               Education Facilities Authority, Hospital Revenue
               Refunding, Chestnut Hill Hospital, 6.500%, 11/15/22

 4,000,000   Philadelphia, Pennsylvania, Hospitals and Higher       11/03 at 102            A-      4,194,880
               Education Facilities Authority, Hospital Revenue
               Refunding, Temple University Hospital, Series A,
               6.625%, 11/15/23

 2,000,000   Philadelphia, Pennsylvania, Hospitals and Higher       No Opt. Call          BBB+      2,088,580
               Education Facilities Authority, Hospital Revenue
               Refunding, Pennsylvania Hospital,
               6.250%, 7/01/06

 2,500,000   Philadelphia, Pennsylvania, Hospitals and Higher        7/07 at 102           BBB      2,455,075
               Education Facilities Authority, Hospital Revenue
               Refunding, Jeanes Hospital, 5.875%, 7/01/17

   500,000   Saint Mary Hospital Authority, Bucks County,            7/02 at 102           AAA        539,545
               Pennsylvania, Revenue, Franciscan Health,
               St. Mary, Series A, 6.500%, 7/01/12

            Portfolio of Investments
            Nuveen Flagship Pennsylvania -- continued




    Principal                                                             Optional Call                      Market
       Amount        Description                                            Provisions*     Ratings**         Value
-------------------------------------------------------------------------------------------------------------------
                     Hospitals -- continued

   $  230,000        Sayre, Pennsylvania, Health Care Facilities            3/01 at 102           AAA    $  249,437
                       Authority Revenue, Guthrie Healthcare System,
                       Series A, 7.100%, 3/01/17

      350,000        Washington County, Pennsylvania, Hospital              4/02 at 102            A3       371,417
                       Authority, Revenue, Monogahela Valley Hospital
                       Project, 6.750%, 12/01/08

    1,750,000        Westmoreland County, Pennsylvania, Industrial,         7/97 at 102          Baa2     1,788,255
                       Development Authority, Revenue Refunding,
                       Citizen's General Hospital Project, Series A,
                       8.250%, 7/01/13
-------------------------------------------------------------------------------------------------------------------
                     Housing/Multi Family -- 0.4%

      500,000        Bucks County, Pennsylvania, Redevelopment Authority,   2/02 at 100           AAA       516,505
                       Mortgage Revenue Refunding, Warminster Heights,
                       Series A, 6.875%, 8/01/23
-------------------------------------------------------------------------------------------------------------------
                     Housing/Single Family -- 11.7%

    1,770,000        Allegheny County, Pennsylvania, Residential Finance   No Opt. Call           Aaa       224,613
                       Authority, Mortgage Revenue, Single Family,
                       Series Z, 0.000%, 5/01/27

      300,000        Pennsylvania, Housing Finance Agency, Single Family   10/99 at 102           AA+       319,290
                       Mortgage, Series S, 7.600%, 4/01/16

      150,000        Pennsylvania, Housing Finance Agency, Single Family    4/01 at 102           AA+       158,969
                       Mortgage, Series 30, 7.300%, 10/01/17

      520,000        Pennsylvania, Housing Finance Agency, Refunding,      10/01 at 102           AA+       550,524
                       Series 1991 - 32, 7.150%, 4/01/15

    2,500,000        Pennsylvania, Housing Finance Agency, Refunding,      10/06 at 102           AA+     2,549,650
                       Single Family Mortgage, Series 50A,
                       6.000%, 10/01/13

    2,000,000        Pennsylvania, Housing Finance Agency, Single Family    4/06 at 102           AA+     2,050,900
                       Mortgage, Series 51, 6.375%, 4/01/28

    1,000,000        Pennsylvania, Housing Finance Agency, Single Family   10/06 at 102           AA+     1,008,060
                       Mortgage, Series 53A, 6.050%, 4/01/18

    3,000,000        Pittsburgh, Pennsylvania, Urban Redevelopment          8/05 at 102             A     3,050,160
                       Authority, Home Improvement Loan,
                       Series A, 6.375%, 8/01/18

    1,000,000        Pittsburgh, Pennsylvania, Urban Redevelopment          4/06 at 102           AAA       993,890
                       Authority, Mortgage Revenue, Series A,
                       6.000%, 4/01/19

Nuveen Municipal Bond Fund
May 31, 1997 Annual Report


            Principal    Optional Call                                                                       Market
               Amount    Description                                             Provisions*  Ratings**       Value
-------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- continued

           $1,000,000    Pittsburgh, Pennsylvania, Urban Redevelopment           4/06 at 102        AAA  $1,026,820
                           Authority, Mortgage Revenue, Series D,
                           6.250%, 10/01/17

            1,000,000    Pittsburgh, Pennsylvania, Urban Redevelopment          10/07 at 102        AAA   1,012,450
                           Authority, Mortgage Revenue Refunding, Series A,
                           6.200%, 10/01/21

            1,060,000    Pittsburgh, Pennsylvania, Urban Redevelopment           4/04 at 102        AAA   1,093,814
                           Authority, Mortgage Revenue, Series A,
                           6.625%, 4/01/22
-------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- 13.5%

              153,000    Allegheny County, Pennsylvania, Industrial             No Opt. Call        N/R     157,405
                           Development Authority, Solid Waste Disposal
                           Revenue, Conversion System Inc. Project,
                           8.000%, 3/01/98

            2,000,000    Cambria County, Pennsylvania, Industrial               11/05 at 102        AAA   2,014,660
                           Development Authority, Pollution Control, Revenue
                           Refunding, Pennsylvania Electric Company Project,
                           Series A, 5.800%, 11/01/20

            1,500,000    Lawrence County, Pennsylvania, Industrial               9/01 at 102       Baa2   1,582,695
                           Development Authority, Pollution Control, Revenue
                           Refunding, Pennsylvania Power Company
                           New Castle Project, Series A, 7.150%, 3/01/17

                         Lehigh County, Pennsylvania, Industrial Development
                           Authority, Pollution Control, Revenue Refunding,
                           Pennsylvania Power & Light Company Project,
                           Series A:
            1,610,000      6.400%, 11/01/21                                     11/02 at 102        AAA   1,704,749
              550,000      6.150%, 8/01/29                                       8/05 at 102        AAA     573,381

              950,000    Luzerne County, Pennsylvania, Industrial Development   12/02 at 102         A3   1,008,805
                           Authority, Exempt Facilities Revenue, Pennsylvania
                           Gas and Water Company Project, Series B,
                           7.125%, 12/01/22

            1,500,000    Luzerne County, Pennsylvania, Industrial Development   12/04 at 102        AAA   1,663,125
                           Authority, Exempt Facilities, Revenue Refunding,
                           Pennsylvania Gas and Water Project,
                           Series A, 7.000%, 12/01/17

Portfolio of Investments
Nuveen Flagship Pennsylvania -- continued



            Principal                                                              Optional Call                     Market
               Amount    Description                                                 Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------
                         Industrial Development Revenue and
                           Pollution Control -- continued

          $ 1,000,000    Northampton County, Pennsylvania, Industrial                7/05 at 102          AAA   $ 1,039,340
                           Development Authority, Revenue Refunding,
                           Pollution Control, Metropolitan Edison, Series A,
                           6.100%, 7/15/21

            2,000,000    Pennsylvania, Economic Development Financing               12/05 at 102         Baa2     2,240,160
                           Authority, Exempt Facilities Revenue, MacMillan
                           Limited Partnership Project, 7.600%, 12/01/20

            3,500,000    Pennsylvania, Economic Development Financing               12/04 at 102          BBB     3,914,225
                           Authority, Wastewater Treatment Revenue,
                           Sun Company Inc., R and M Project, Series A,
                           7.600%, 12/01/24

              250,000    Philadelphia, Pennsylvania, Authority For Industrial        5/02 at 102           A+       271,013
                           Development Revenues, National Board of
                           Medical Examiners Project, 6.750%, 5/01/12
---------------------------------------------------------------------------------------------------------------------------
                          Medical Revenue/Other -- 2.6%

            1,500,000    Allegheny County, Pennsylvania, Hospital                    6/02 at 102          BBB     1,573,230
                           Development Authority Revenue, Health and
                           Education, Rehabilitation Institute of Pittsburgh,
                           7.000%, 6/01/22

            1,500,000    Harrisburg, Pennsylvania, Authority Revenue, Pooled         4/06 at 102          AAA     1,492,410
                           Bond Program, Series I, 5.625%, 4/01/19
---------------------------------------------------------------------------------------------------------------------------
                           Municipal Revenue/Transportation -- 1.9%

            2,300,000    Pennsylvania, State Turnpike Commission, Turnpike          12/02 at 102          AAA     2,248,871
                           Revenue Refunding, Series O, 5.500%, 12/01/17
---------------------------------------------------------------------------------------------------------------------------
                           Municipal Revenue/Utility -- 1.2%

            1,400,000    Philadelphia, Pennsylvania, Gas Works, Revenue              7/03 at 102         Baa1     1,433,600
                           Refunding, Fourteenth Series A, 6.375%, 7/01/26
---------------------------------------------------------------------------------------------------------------------------
                           Municipal Revenue/Water and Sewer -- 1.8%

            1,185,000    Pittsburgh, Pennsylvania, Water and Sewer Authority,        9/05 at 100          AAA     1,187,583
                           Water and Sewer System, Revenue, Series B,
                           5.750%, 9/01/25

              890,000    South Wayne County, Water and Sewer Authority,              4/02 at 102          N/R       946,052
                           Pennsylvania, Sewer Revenue Refunding,
                           8.200%, 4/15/13

Nuveen Municipal Bond Fund
May 31, 1997 Annual Report





            Principal                                                              Optional Call                     Market
               Amount    Description                                                 Provisions*    Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------
                         Natural Gas/Pipeline -- 1.8%

          $ 2,000,000    Philadelphia, Pennsylvania, Gas Works Revenue               7/03 at 102          AAA   $ 2,132,360
                           Refunding, Fourteenth Series A, FSA, CRS,
                           6.375%, 7/01/14
---------------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- 6.6%

            2,850,000    Deer Lakes School District, Pennsylvania,                   1/04 at 100          AAA     2,988,396
                           6.350%, 1/15/14

            2,000,000    McKeesport, Pennsylvania, Area School District,            10/06 at 100          AAA     2,058,100
                           Series A, 6.000%, 10/01/25

            2,195,000    Montour, Pennsylvania, School District, Series B,          No Opt. Call          AAA       869,747
                           New School, 0.000%, 1/01/14

            2,000,000    Philadelphia, Pennsylvania, Refunding,                     No Opt. Call          AAA     2,030,700
                         Series A, 5.125%, 5/15/03
---------------------------------------------------------------------------------------------------------------------------
                         Pre-refunded -- 6.3%***

             200,000     Allegheny County, Pennsylvania, Hospital                   10/01 at 100         BBB+       219,178
                           Development Authority Revenue, St. Margaret
                           Memorial Hospital, 7.125%, 10/01/21

            1,000,000    Bucks County, Pennsylvania, Community College               6/02 at 100           AA     1,070,450
                           Authority, College Building, Revenue Refunding,
                           6.250%, 6/15/14

              200,000    Butler County, Pennsylvania, Hospital Authority,            6/01 at 102          AAA       220,816
                           Hospital Revenue, North Hills Passavant Hospital,
                           Series A, 7.000%, 6/01/22

            1,500,000    Pennsylvania, Intergovernmental Coop Authority,             6/05 at 100          AAA     1,714,215
                           Special Tax Revenue, Philadelphia Funding Program,
                           7.000%, 6/15/14

              500,000    Pennsylvania, State Higher Educational Facilities          10/98 at 102          N/R       536,270
                           Authority, College and University Revenues,
                           Lycoming College, 8.375%, 10/01/18

              700,000    Pennsylvania, State Higher Educational Facilities           1/98 at 102          AAA       730,800
                           Authority, Hospital Revenue, Thomas Jefferson
                           University, 8.000%, 1/01/18

                         Philadelphia, Pennsylvania, Municipal Authority,
                           Revenue Refunding:
              150,000      7.800%, 4/01/18                                           4/98 at 102          AAA       157,827
            1,450,000      7.800%, 4/01/18                                           4/00 at 100          AAA     1,578,804

              935,000    West View, Pennsylvania, Municipal Authority,              No Opt. Call          AAA     1,317,172
                           Special Obligation, Refunding, Series A,
                           9.500%, 11/15/14

Portfolio of Investments
Nuveen Flagship Pennsylvania -- continued

   Principal                                                          Optional Call                    Market
      Amount  Description                                               Provisions*   Ratings**         Value
-------------------------------------------------------------------------------------------------------------
              Resource Recovery -- 5.0%

$  1,650,000  Cambria County, Pennsylvania, Industrial Development      9/98 at 100          A1  $  1,693,280
                Authority, Resource Recovery, Cambria Cogen
                Project, Series F-2, 7.750%, 9/01/19

   3,000,000  Delaware County, Pennsylvania, Industrial                 1/08 at 102           A     3,053,340
                Development Authority, Revenue Refunding,
                Resource Recovery Facility, Series A,
                6.200%, 7/01/19

     800,000  Greater Lebanon Refuse Authority, Pennsylvania,          11/02 at 100          A-       854,344
                Solid Waste, Revenue Refunding,
                7.000%, 11/15/04

     400,000  York County, Pennsylvania, Solid Waste and Refuse        12/97 at 103         AA-       417,548
                Authority, Industrial Development, Revenue,
                Resource Recovery Project, Series C,
                8.200%, 12/01/14
-------------------------------------------------------------------------------------------------------------
Special Tax Revenue -- 8.6%

   4,000,000  Pennsylvania, Intergovernmental Coop Authority,           6/03 at 100         AAA     3,798,760
                Special Tax, Revenue Refunding, Series A,
                5.000%, 6/15/13

   1,390,000  Pennsylvania, Intergovernmental Coop Authority,          No Opt. Call         AAA     1,588,503
                Special Tax, Revenue, Philadelphia Funding
                Program, 7.000%, 6/15/05

              Puerto Rico Commonwealth, Highway and
              Transportation Authority, Highway Revenue, Series Y:
   1,000,000    5.500%, 7/01/26                                     7/06 at 101 1/2           A       966,880
   1,000,000    5.500%, 7/01/36                                         7/16 at 100           A       972,570

   3,000,000  Southeastern Pennsylvania, Transportation                 3/07 at 102         AAA     2,919,690
                Authority, Pennsylvania, Special Revenue,
                5.375%, 3/01/22
-------------------------------------------------------------------------------------------------------------
State/Territorial General Obligations -- 4.6%

   2,000,000  Pennsylvania, Third Series, 5.000%, 9/01/12               9/03 at 102         AA-     1,899,460

   1,000,000  Pennsylvania, First Series, 5.375%, 5/15/16           5/06 at 101 1/2         AAA       982,480

   1,250,000  Puerto Rico Commonwealth, 5.400%, 7/01/25             7/06 at 101 1/2           A     1,191,838

Nuveen Municipal Bond Fund
May 31, 1997 Annual Report

   Principal                                                          Optional Call                    Market
      Amount  Description                                               Provisions*   Ratings**         Value
-------------------------------------------------------------------------------------------------------------
              State/Territorial General Obligations -- continued

$  1,500,000  Puerto Rico Commonwealth, Public Improvement,        7/07 at 101 1/2            A  $  1,431,030
                5.375%, 7/01/25
-------------------------------------------------------------------------------------------------------------
$117,668,000  Total Investments -- (cost $112,893,652) -- 98.8%                                   118,188,587
============-------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities -- 1.2%                                                 1,409,963
              -----------------------------------------------------------------------------------------------
              Net Assets -- 100%                                                                 $119,598,550
              ===============================================================================================

              * Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

              ** Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

              N/R --  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets

May 31, 1997



                                                                 Nuveen Flagship
                                                                    Pennsylvania
--------------------------------------------------------------------------------
Assets
Investments in municipal securities, at
 market value (note 1)                                             $118,188,587
Cash                                                                    112,752
Receivables:
  Interest                                                            2,072,126
  Shares sold                                                           101,061
Other assets                                                             16,780
-------------------------------------------------------------------------------
   Total assets                                                     120,491,306
-------------------------------------------------------------------------------
Liabilities
Payable for Shares redeemed                                             202,731
Accrued expenses:
  Management fees (note 6)                                               34,478
  12b-1 distribution and service fees
   (notes 1 and 6)                                                       13,290
  Other                                                                  95,495
Dividends payable                                                       546,762
-------------------------------------------------------------------------------
   Total liabilities                                                    892,756
-------------------------------------------------------------------------------
Net assets (note 7)                                                $119,598,550
===============================================================================
Class A Shares (note 1)
Net assets                                                         $ 55,667,073
Shares outstanding                                                    5,428,988
Net asset value and redemption price per share                     $      10.25
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                  $      10.70
===============================================================================
Class B Shares (note 1)
Net assets                                                         $    228,509
Shares outstanding                                                       22,246
Net asset value, offering and redemption price per share           $      10.27
===============================================================================
Class C Shares (note 1)
Net assets                                                         $  6,320,336
Shares outstanding                                                      616,643
Net asset value, offering and redemption price per share           $      10.25
===============================================================================
Class R Shares (note 1)
Net assets                                                         $ 57,382,632
Shares outstanding                                                    5,596,368
Net asset value, offering and redemption price per share           $      10.25
===============================================================================


                                See accompanying notes to financial statements.
18

Statement of Operations                      Nuveen Flagship Municipal Bond Fund
Year ended May 31, 1997                               May 31, 1997 Annual Report






                                                                      Nuveen Flagship
                                                                        Pennsylvania*
-------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                       $ 4,514,882
-------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                      378,251
12b-1 service fees -- Class A (notes 1 and 6)                                 149,056
12b-1 distribution and service fees -- Class B (notes 1 and 6)                    418
12b-1 distribution and service fees -- Class C (notes 1 and 6)                 45,521
Shareholders' servicing agent fees and expenses                                77,143
Custodian's fees and expenses                                                  52,401
Trustees' fees and expenses (note 6)                                            1,159
Professional fees                                                              14,260
Shareholders' reports -- printing and mailing expenses                         17,176
Federal and state registration fees                                             3,456
Other expenses                                                                 11,932
-------------------------------------------------------------------------------------
Total expenses before reimbursement                                           750,773
  Expense reimbursement (note 6)                                             (277,221)
-------------------------------------------------------------------------------------
Net expenses                                                                  473,552
-------------------------------------------------------------------------------------
Net investment income                                                       4,041,330
-------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                 46,769
Net change in unrealized appreciation or depreciation of investments        1,490,845
-------------------------------------------------------------------------------------
Net gain from investments                                                   1,537,614
-------------------------------------------------------------------------------------
Net increase in net assets from operations                                $ 5,578,944
-------------------------------------------------------------------------------------

* Information represents eight months of Flagship Pennsylvania and four months of Nuveen Flagship Pennsylvania (see note 1 of the Notes to Financial Statements).

 See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                      Nuveen Flagship                     Flagship
                                                                        Pennsylvania*                 Pennsylvania
                                                                   ------------------------------------------------
                                                                   Year ended 5/31/97           Year ended 5/31/96
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $  4,041,330                  $ 2,669,292
Net realized gain from investment transactions
  (notes 1 and 4)                                                              46,769                      714,271
Net change in unrealized appreciation or depreciation
  of investments                                                            1,490,845                   (1,775,459)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  5,578,944                    1,608,104
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                  (2,665,076)                  (2,497,316)
  Class B                                                                      (1,816)                         N/A
  Class C                                                                    (264,780)                    (199,438)
  Class R                                                                  (1,082,438)                         N/A
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (4,014,110)                  (2,696,754)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
  Nuveen Pennsylvania (note 1)                                             68,634,295                            -
Net proceeds from shares issued as a capital contribution                      33,360                            -
Net proceeds from sale of shares                                            7,311,629                    8,804,404
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                      1,622,041                    1,323,945
-------------------------------------------------------------------------------------------------------------------
                                                                           77,601,325                   10,128,349
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                    (8,401,239)                  (5,923,636)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                             69,200,086                    4,204,713
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 70,764,920                    3,116,063
Net assets at the beginning of year                                        48,833,630                   45,717,567
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $119,598,550                  $48,833,630
===================================================================================================================
Balance of undistributed net investment income at end of year            $     27,220                  $         -
===================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Nuveen Flagship Pennsylvania (see note 1 of the Notes to Financial Statements).

N/A -- Flagship Pennsylvania was not authorized to issue Class B or Class R
       Shares.


                                 See accompanying notes to financial statements.

Notes to Financial Statements

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Pennsylvania Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Pennsylvania Triple Tax Exempt Fund ("Flagship Pennsylvania") and Nuveen Pennsylvania Tax-Free Value Fund ("Nuveen Pennsylvania") reorganized into Nuveen Flagship Pennsylvania Municipal Bond Fund ("Nuveen Flagship Pennsylvania"). Prior to the reorganization, Flagship Pennsylvania was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Pennsylvania was a series of the Nuveen Multistate Tax Free Trust. Nuveen Pennsylvania had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Pennsylvania which has retained the fiscal year end of Flagship Pennsylvania.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Pennsylvania was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Pennsylvania state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and an by the investor annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                     Nuveen Flagship                                Flagship
                                                      Pennsylvania*                                Pennsylvania
                                             -------------------------------------------------------------------------
                                                    Year ended 5/31/97                           Year ended 5/31/96
                                             -------------------------------------------------------------------------
                                                Shares              Amount                  Shares              Amount
----------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization
 of Nuveen Pennsylvania:
 Class A                                      1,011,604        $10,326,580                     -         $          -
 Class B                                              -                  -                   N/A                  N/A
 Class C                                        101,246          1,033,183                     -                    -
 Class R                                      5,610,682         57,274,532                   N/A                  N/A
Shares issued as a
 capital contribution:
 Class A                                            817              8,340                     -                    -
 Class B                                            817              8,340                   N/A                  N/A
 Class C                                            817              8,340                     -                    -
 Class R                                            817              8,340                   N/A                  N/A
Shares sold:
 Class A                                        390,922          3,976,377               715,960            7,326,760
 Class B                                         21,356            217,925                   N/A                  N/A
 Class C                                        168,084          1,709,951               144,791            1,477,644
 Class R                                        137,689          1,407,376                   N/A                  N/A
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                         96,590            980,201               117,434            1,199,201
 Class B                                             73                740                   N/A                  N/A
 Class C                                         13,846            140,564                12,212              124,744
 Class R                                         49,269            500,536                   N/A                  N/A
----------------------------------------------------------------------------------------------------------------------
                                              7,604,629         77,601,325               990,397           10,128,349
----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                       (512,221)        (5,199,195)             (562,674)          (5,744,061)
 Class B                                              -                  -                   N/A                  N/A
 Class C                                       (111,867)        (1,144,394)              (17,822)            (179,575)
 Class R                                       (202,089)        (2,057,650)                  N/A                  N/A
----------------------------------------------------------------------------------------------------------------------
                                               (826,177)        (8,401,239)             (580,496)          (5,923,636)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                       6,778,452        $69,200,086               409,901          $ 4,204,713
======================================================================================================================

* Information represents eight months of Flagship Pennsylvania and four months of Nuveen Flagship Pennsylvania (see note 1).

N/A-Flagship Pennsylvania was not authorized to issue Class B or Class R Shares.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



3. Distributions to Shareholders
   On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                          Nuveen Flagship
                                                                           Pennsylvania
-----------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                $     .0465
  Class B                                                                      .0400
  Class C                                                                      .0420
  Class R                                                                      .0485
-----------------------------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities for the fiscal year ended May 31, 1997, were as follows:.

                                                                      Nuveen Flagship
                                                                       Pennsylvania*
-----------------------------------------------------------------------------------------
Purchases

Investments in municipal securities                                      $33,567,039
Investments in municipal securities in the reorganization
 of Nuveen Pennsylvania                                                   64,549,638

Sales
Investments in municipal securities                                       32,469,028
-----------------------------------------------------------------------------------------

* Information represents eight months of Flagship Pennsylvania and four months of Nuveen Flagship Pennsylvania (see note 1).
  N/A --Flagship Pennsylvania was not authorized to issue Class B or Class R Shares.

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, the Fund had unused capital loss carryforwards of $142,820 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $46,943 of the carryover will expire in the year 2003 and $95,877 will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)
At May 31, 1997, net unrealized appreciation aggregated $5,294,935, of which $5,334,150 related to appreciated securities and $39,215 related to depreciation securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Pennsylvania paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges on purchases of Class A Shares of approximately $110,200 of which approximately $96,400 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $25,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $1,000 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



7. Composition of Net Assets

At May 31, 1997, the Fund had an unlimited number of $.01 per value shares authorized net assets consisted of:

                                                                      Nuveen Flagship
                                                                         Pennsylvania
-------------------------------------------------------------------------------------
Capital paid-in                                                         $114,425,115
Balance of undistributed net investment income                                27,220
Accumulated net realized gain (loss) from investment transactions           (148,720)
Net unrealized appreciation of investments                                 5,294,935
-------------------------------------------------------------------------------------
Net assets                                                              $119,598,550
=====================================================================================

Financial Highlights


          Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                 Operating performance                Less distributions
                                       ---------------------                ------------------


NUVEEN FLAGSHIP PENNSYLVANIA++                                    Net
                                     Net                 realized and      Dividends                        Net         Total
                                   asset                   unrealized      from tax-                      asset        return
                                   value         Net      gain (loss)     exempt net  Distributions       value        on net
Year ending                    beginning  investment             from     investment   from capital      end of         asset
May 31,                        of period   income(b)      investments         income          gains      period      value(a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 1997                             $10.00        $.57           $ .25          $(.57)  $           -      $10.25         8.37%
 1996                              10.21         .59            (.20)          (.60)              -       10.00         3.83
 1995                              10.06         .60             .16           (.61)              -       10.21         7.90
 1994                              10.38         .61            (.32)          (.61)              -       10.06         2.70
 1993                               9.90         .62             .47           (.61)              -       10.38        11.34
 1992                               9.60         .63             .30           (.63)              -        9.90         9.98
 1991                               9.39         .62             .22           (.63)              -        9.60         9.26
 1990                               9.49         .63            (.10)          (.63)              -        9.39         5.70
 1989                               9.01         .64             .48           (.64)              -        9.49        12.79
 1988                               8.83         .65             .18           (.65)              -        9.01         9.70
Class B (2/97)
 1997(c)                           10.21         .16             .06           (.16)              -       10.27         2.18
Class C (2/94)
 1997                               9.99         .51             .26           (.51)              -       10.25         7.88
 1996                              10.21         .53            (.21)          (.54)              -        9.99         3.16
 1995                              10.06         .54             .16           (.55)              -       10.21         7.31
 1994(c)                           10.71         .16            (.64)          (.17)              -       10.06       (13.46)
Class R (2/97)
 1997(c)                           10.21         .20             .03           (.19)              -       10.25         2.31
-----------------------------------------------------------------------------------------------------------------------------

          +   Annualized.

          ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Pennsylvania.
          (a) Total returns are calculated on net asset value without any sales charge.
          (b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
          (c) From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                           Ratios/Supplemental data
--------------------------------------------------------------------------------

                                                Ratio                                Ratio
                                               of net                               of net
                          Ratio of         investment          Ratio of         investment
                          expenses          income to          expenses          income to
                        to average            average        to average            average
                        net assets         net assets        net assets         net assets
    Net assets              before             before             after              after          Portfolio
 end of period          reimburse-         reimburse-        reimburse-         reimburse-           turnover
 (in thousands)               ment               ment           ment(b)            ment(b)               rate
--------------------------------------------------------------------------------------------------------------

        $55,667               1.09%              5.22%             .70%               5.61%                46%
         44,392               1.13               5.42              .79                5.76                 65
         42,600               1.29               5.68              .89                6.08                 50
         42,226               1.17               5.55              .91                5.80                 21
         40,705               1.32               5.67              .92                6.07                 23
         36,917               1.31               5.99              .83                6.47                 41
         35,408               1.29               6.25              .91                6.63                 23
         35,632               1.29               6.28              .92                6.65                 30
         33,476               1.35               6.47              .98                6.84                 23
         33,838               1.22               6.78              .72                7.28                 52

            229               1.72+              4.47+            1.35+               4.84+                46

          6,320               1.63               4.68             1.25                5.06                 46
          4,442               1.34               5.19             1.68                4.85                 65
          3,118               1.39               5.50             1.84                5.05                 50
          1,697               1.41+              4.91+            1.68+               4.64+                21

         57,383                .77+              5.45+             .39+               5.83+                46
--------------------------------------------------------------------------------------------------------------

Independent Auditors' Report


To the Board of Trustees and Shareholders of Nuveen Flagship Pennsylvania Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Pennsylvania Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Pennsylvania Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Pennsylvania


                                               A Shares    C Shares
-------------------------------------------------------------------
 Advisory Agreement     For                   3,676,004     432,465
                        Against                  50,191       9,824
                        Abstain                  28,166          --
                        -------------------------------------------
                        Total                 3,754,361     442,289
-------------------------------------------------------------------
                        Broker Non Votes        118,524      23,814
-------------------------------------------------------------------

 12b-1 Plan             For                   3,494,530     419,485
                        Against                 122,457      18,501
                        Abstain                 137,375       4,303
                        -------------------------------------------
                        Total                 3,754,362     442,289
-------------------------------------------------------------------
                        Broker Non Votes        118,523      23,814
-------------------------------------------------------------------
 Reorganization         For                   2,679,921     179,592
                        Against                  43,337       9,960
                        Abstain                  46,396          --
                        -------------------------------------------
                        Total                 2,769,654     189,552
-------------------------------------------------------------------
                        Broker Non Votes      1,103,231     276,551
-------------------------------------------------------------------
 Directors
-------------------------------------------------------------------
 (A)  Bremner           For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (B)  Brown             For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (C)  Dean              For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (D)  Impellizzeri      For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (E)  Rosenheim         For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (F)  Sawers            For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (G)  Schneider         For                   3,837,394     451,778
                        Withhold                 35,491      14,325
                        -------------------------------------------
                        Total                 3,872,885     466,103
-------------------------------------------------------------------
 (H)  Schwertfeger      For                   3,837,394     451,778
                        Withhold                 35,491      14,325
-------------------------------------------------------------------
                        Total                 3,872,885     466,103
                        -------------------------------------------

                                          Shareholder Information

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds

Alabama            Michigan
Arizona            Missouri
California         New Jersey
Colorado           New Mexico
Connecticut        New York
Florida            North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky           South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts      Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information



Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530


Legal Counsel

Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.


Independent Auditors

Deloitte & Touche LLP
Dayton, Ohio

Serving Investors
for Generations

[Photo of John Nuveen, Sr. Appears Here]

John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

     NUVEEN
     MUNICIPAL
     BONDS FUNDS

     MAY 31, 1997

-----------------------------------
     ANNUAL REPORT
-----------------------------------


     DEPENDABLE, TAX-FREE INCOME
     TO HELP YOU KEEP MORE OF
     WHAT YOU EARN.

     VIRGINIA

     [PHOTO APPEARS HERE]

CONTENTS

1   Dear Shareholder

3   Answering Your Questions

6   Virginia Overview

9   Financial Section

33  Shareholder Meeting Report

35  Shareholder Information

36  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

TIMOTHY R. SCHWERTFEGER

DEAR SHAREHOLDER

It's a pleasure to report to you on the performance of the Nuveen Flagship Virginia Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.20% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 5.18% for Class A shares. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.97% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

____
1

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation-as well as attractive yields-have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger
---------------------------

TIMOTHY R. RCHWERTFEGER
Chairman of the Board

July 15, 1997

____
2

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, HEAD OF NUVEEN'S DAYTON-BASED PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHT INTO FACTORS THAT AFFECTED FUND PERFORMANCE OVER THE PAST YEAR.

ANSWERING YOUR QUESTIONS

WHAT ARE THE INVESTMENT OBJECTIVES OF THE FUND?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

WHAT IS YOUR STRATEGY FOR MEETING THESE OBJECTIVES?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

WHAT KEY ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE YEAR?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

____
3

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer best balance of high potential return with low risk regardless of the direction of interest rates."

GIVEN THIS MARKET ENVIRONMENT, HOW DID THE FUND PERFORM?

The Virginia Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.20% for Class A shares, including price changes and reinvested dividends. The fund was ranked among the top third of 31 Virginia municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

WHAT STRATEGIES DID YOU EMPLOY TO ADD VALUE?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. We also focused on purchasing bonds with strong call protection, which resulted in healthy appreciation for the fund as interest rates generally fell over the period.

WHAT IS THE CURRENT STATUS OF VIRGINIA'S MUNICIPAL MARKET?

Virginia's municipal market continues to perform well. In most sectors, credit quality has remained fairly stable, reflecting good economic growth and solid financial positions. Ample supply-more than $1.8 billion of municipal debt has been issued in the commonwealth during the first half of 1997-and consistent demand have held bond prices at comfortable levels.

Recent economic growth can be attributed in part to Virginia's competitive business advantages, which include a favorable tax structure, highly educated workforce, and diverse economy. The commonwealth and its municipalities have also contributed to the recent growth by proactively pursuing economic development opportunities. For the most part, their economic development efforts have been rewarded. Modest tax base growth has enabled most Virginia municipalities to improve or at least maintain their solid financial positions.

____
4

WHAT IS THE CURRENT OUTLOOK FOR THE MUNICIPAL MARKET AS A WHOLE?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

____
5

VIRGINIA
OVERVIEW

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR            15%
A                 29%
AA                31%
AAA/Pre-refunded  25%

Diversification

[PIE CHART APPEARS HERE]

Escrowed Bonds             3%
Hospitals                 20%
Housing Facilities        12%
Education                 12%
Pollution Control         12%
Transportation             5%
Municipal Appropriations  12%
Other                      6%
Water & Sewer             11%
General Obligations        7%

FUND HIGHLIGHTS
=================================================================================
SHARE CLASS                                        A        B        C          R
Inception Date                                  3/86     2/97    10/93       2/97
---------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.66   $10.66   $10.65   $  10.66
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $191,336
---------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           21.27
---------------------------------------------------------------------------------
Duration (years)                                                             7.47
---------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
==================================================================================
SHARE CLASS                          A(NAV)    A(OFFER)      B        C          R
1-Year                                8.20%     3.66%    7.54%    7.61%      8.28%
----------------------------------------------------------------------------------
5-Year                                6.99%     6.08%    6.39%    6.38%      7.01%
----------------------------------------------------------------------------------
10-Year                               8.19%     7.72%    7.71%    7.59%      8.19%
----------------------------------------------------------------------------------

TAX-FREE YIELDS
==================================================================================
SHARE CLASS                          A(NAV)    A(OFFER)      B        C          R
Dist Rate                             5.36%     5.13%    4.62%    4.81%      5.56%
----------------------------------------------------------------------------------
SEC 30-Day Yld                        5.18%     4.96%    4.44%    4.64%      5.39%
----------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.97%     7.63%    6.83%    7.14%      8.29%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.54%, 6.24%, and 7.71%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                    Nuveen Flagship Virginia Municipal Bond Fund
                                                      May 31, 1997 Annual Report

*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

           Lehman
          Brothers      Nuveen Flagship      Nuveen Flagship
          Municipal    Virginia Municipal   Virginia Municipal
Date      Bond Index    Bond Fund (NAV)      Bond Fund (offer)
----      ----------   ------------------   ------------------
May-87    $10,000.00       $10,000.00           $ 9,580.00
May-88    $10,898.10       $10,958.31           $10,498.06
May-89    $12,150.65       $12,300.61           $11,783.98
May-90    $13,039.68       $13,055.98           $12,507.63
May-91    $14,353.88       $14,324.95           $13,723.30
May-92    $15,764.07       $15,667.46           $15,009.43
May-93    $17,650.01       $17,608.87           $16,869.30
May-94    $18,085.83       $18,070.09           $17,311.15
May-95    $19,732.83       $19,513.71           $18,694.13
May-96    $20,634.74       $20,300.68           $19,448.06
May-97    $22,534.82       $21,966.24           $21,043.66

Lehman Brothers Municipal Bond Index                  $22,535
Nuveen Flagship Virginia Municipal Bond Fund (NAV)    $21,966
Nuveen Flagship Virginia Municipal Bond Fund (Offer)  $21,044

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996                           1997
JUNE           0.0468         JANUARY        0.05005
JULY           0.04836        FEBRUARY       0.0476
AUGUST         0.04836        MARCH          0.0476
SEPTEMBER      0.0468         APRIL          0.0476
OCTOBER        0.04836        MAY            0.0476
NOVEMBER       0.0468
DECEMBER       0.04836

FINANCIAL SECTION

     CONTENTS

10   Portfolio of Investments

19   Statement of Net Assets

20   Statement of Operations

21   Statement of Changes in Net Assets

22   Notes to Financial Statements

29   Financial Highlights

32   Independent Auditors' Report

____
9

                                  PORTFOLIO OF INVESTMENTS
                                  NUVEEN FLAGSHIP VIRGINIA

            PRINCIPAL                                                                     OPTIONAL CALL                    MARKET
            AMOUNT                DESCRIPTION                                              PROVISIONS*        RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  EDUCATION - 11.3%

            $500,000              Hampton Roads, Virginia, Medical College, General        11/01 at 102              A-   $  534,385
                                  Revenue Refunding, Series A, 6.875%, 11/15/16

                                  Loudoun County, Virginia, Industrial Development
                                  Authority, University Facilities, Revenue Refunding,
                                  George Washington University:
             500,000                6.250%, 5/15/12                                         5/02 at 102              A1      515,455
           2,225,000                6.250%, 5/15/22                                         5/02 at 102              A1    2,286,072

           1,250,000              Rockingham County, Virginia, Industrial Development      10/03 at 102            Baa3    1,234,400
                                    Authority, Revenue Refunding, Bridgewater
                                    College, 6.000%, 10/01/23

                                  Staunton, Virginia, Industrial Development Authority,
                                  Educational Facilities, Revenue Refunding, Mary
                                  Baldwin College:
             350,000                5.900%, 11/01/03                                       No Opt. Call             N/R      350,536
             370,000                6.000%, 11/01/04                                       No Opt. Call             N/R      370,636

           2,000,000              University of Virginia, University General Revenues,      6/03 at 102             AA+    1,935,920
                                    Series B, 5.375%, 6/01/20

                                  Virginia College, Building Authority, Educational
                                  Facilities, Revenue Refunding, Washington and Lee
                                  University Project:
             750,000                6.400%, 1/01/12                                         1/02 at 102             AA       795,428
           1,000,000                5.750%, 1/01/14                                         1/04 at 102             AA     1,002,960
           1,000,000                5.800%, 1/01/24                                         1/04 at 102             AA     1,004,970

             800,000              Virginia College, Building Authority, Educational         5/02 at 102              A-      853,216
                                    Facilities, Revenue, Randolph-Macon College
                                    Project, 6.625%, 5/01/13

                                  Virginia College, Building Authority, Educational
                                  Facilities, Revenue, Marymount University Project:
           1,000,000                7.000%, 7/01/12                                         7/02 at 102            BBB-    1,060,810
           1,400,000                7.000%, 7/01/22                                         7/02 at 102            BBB-    1,477,686

           2,000,000              Virginia College, Building Authority, Educational        10/02 at 102            BBB+    2,069,220
                                    Facilities, Revenue Refunding, Roanoke College
                                    Project, 6.625%, 10/15/12

           3,250,000              Virginia College, Building Authority, Educational         4/03 at 102              A+    3,256,825
                                    Facilities, Revenue Refunding, Hampton
                                    University Project, 5.750%, 4/01/14

____
10

                                                    Nuveen Municipal Bond Fund
                                                    May 31, 1997 Annual Report

            PRINCIPAL                                                                        OPTIONAL CALL                    MARKET
            AMOUNT                DESCRIPTION                                                 PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  EDUCATION- CONTINUED

                                  Winchester, Virginia, Industrial Development Authority,
                                  Educational Facilities, Revenue Refunding, 1st
                                  Mortgage, Shenandoah University Project:
     $     1,800,000                6.700%, 10/01/14                                          10/04 at 102          AA   $ 1,972,998
             775,000                6.750%, 10/01/19                                          10/04 at 102          AA       846,858

------------------------------------------------------------------------------------------------------------------------------------
                                  HEALTH CARE - 4.2%

             715,000              Albemarle County, Virginia, Industrial Development           1/01 at 103         N/R       791,848
                                    Authority, First Mortgage, Revenue Refunding,
                                    Series A (H.C.M.F XV), 8.900%, 7/15/26

           1,000,000              Chesterfield County, Virginia, Health Center                12/06 at 102         AAA     1,006,650
                                    Commission, Mortgage Revenue, Lucy Corr
                                    Nursing Home Project, 5.875%, 12/01/21

             500,000              Fairfax County, Virginia, Redevelopment and Housing         12/06 at 103         AAA       502,620
                                    Authority, Multi Family Housing, Revenue Refunding,
                                    Paul Spring Center, Series A, 6.000%, 12/15/28

             500,000              Front Royal and Warren County, Virginia, Industrial          1/06 at 100           A       545,200
                                    Development Authority, Mortgage Revenue
                                    Refunding, Heritage Hall XIII, 9.450%, 7/15/24

           1,190,000              Henrico County, Virginia, Industrial Development             7/03 at 102         AAA     1,196,010
                                    Authority, Revenue Refunding, Nursing Facility,
                                    Insured, Mortgage, Cambridge Manor,
                                    5.875%, 7/01/19

           3,500,000              Norfolk, Virginia, Industrial Development Authority,        10/99 at 100         N/R     3,593,695
                                    Industrial Development, Revenue, James Barry,
                                    Robinson Institute Project, 7.700%, 10/01/06

             400,000              Richmond, Virginia, Industrial Development Authority,        2/98 at 102         AA-       413,648
                                    Revenue, Medical Facility, Richmond Metropolitan
                                    Blood Service, 7.125%, 2/01/11
------------------------------------------------------------------------------------------------------------------------------------
                                  HOSPITALS - 15.8%

           1,125,000              Albemarle County, Virginia, Industrial Development          10/02 at 102          A+     1,175,839
                                    Authority, Health Services, Revenue, University
                                    Virginia Health Services Foundation,
                                    6.500%, 10/01/22

           2,060,000              Albemarle County, Virginia Industrial Development           10/03 at 102          A2     2,078,705
                                    Authority, Hospital Revenue Refunding, Martha
                                    Jefferson Hospital, 5.875%, 10/01/13

           1,165,000              Buena Vista, Virginia, Industrial Development Authority,    11/97 at 102         N/R     1,199,344
                                    Hospital Facility, Revenue Refunding, Stonewall
                                    Jackson, 8.375%, 11/01/14

____
11

                                  PORTFOLIO OF INVESTMENTS
                                  NUVEEN FLAGSHIP VIRGINIA - CONTINUED

            PRINCIPAL                                                                        OPTIONAL CALL                    MARKET
            AMOUNT                DESCRIPTION                                                 PROVISIONS*    RATINGS**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                                  HOSPITALS - CONTINUED

     $     2,000,000              Fairfax County, Virginia, Industrial Development             8/06 at 102          AA  $  2,041,520
                                    Authority, Revenue, Health Care, Inova Health
                                    System Project, 6.000%, 8/15/26

           2,000,000              Fredericksburg, Virginia, Industrial Development             6/07 at 102         AAA     1,895,440
                                    Authority, Hospital Facilities, Revenue Refunding,
                                    Medicorp Health System Obligation,
                                    5.250%, 6/15/23

             500,000              Hampton, Virginia, Industrial Development Authority,        11/04 at 102         Aa2       533,885
                                    Hospital Revenue, Sentara General Hospital,
                                    Series A, 6.500%, 11/01/12

           2,000,000              Hanover County, Virginia, Industrial Development            No Opt. Call         AAA     2,202,660
                                    Authority, Hospital Revenue, Memorial Regional
                                    Medical Center Project, 6.375%, 8/15/18

           2,000,000              Hanover County, Virginia, Industrial Development             8/05 at 102         AAA     1,926,380
                                    Authority, Hospital Revenue, Bon Secours Health
                                    System Projects, 5.500%, 8/15/25

           1,250,000              Henry County, Virginia, Industrial Development               1/07 at 101          A+     1,265,225
                                    Authority, Hospital Revenue Refunding, Memorial
                                    Hospital Martinsville and Henry, 6.000%, 1/01/27

           1,700,000              Loudoun County, Virginia, Industrial Development             6/05 at 102         AAA     1,704,471
                                    Authority, Hospital Revenue, Loudoun Hospital
                                    Center, 5.800%, 6/01/20

           2,000,000              Peninsula Ports Authority, Virginia, Health Care             8/04 at 102        BBB+     2,155,680
                                    Facilities, Revenue Refunding, Mary Immaculate
                                    Project, 7.000%, 8/01/17

           2,080,000              Peninsula Ports Authority, Virginia, Health System,          7/02 at 102         Aa2     2,205,029
                                    Revenue Refunding, Riverside Health System Project,
                                    Series A, 6.250%, 7/01/18

           5,250,000              Prince William County, Virginia, Industrial Development     10/05 at 102          A2     5,612,408
                                    Authority, Hospital Revenue Refunding, Potomac
                                    Hospital Corporation, 6.850%, 10/01/25

           2,000,000              Roanoke, Virginia, Industrial Development Authority,         7/03 at 102         AAA     1,786,420
                                    Hospital Revenue Refunding, Roanoke Memorial
                                    Hospitals Project, Series A, 5.000%, 7/01/24

           2,260,000              Virginia Beach, Virginia, Development Authority,            11/01 at 102          AA     2,360,886
                                    Hospital Facility, Revenue, Sentara Bayside
                                    Hospital, 6.300%, 11/01/21

____
12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                       OPTIONAL CALL                           MARKET
        AMOUNT          DESCRIPTION                                                   PROOVISIONS*     RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        HOUSING/MULTI FAMILY - 5.1%

  $  1,200,000          Fairfax County, Virginia, Redevelopment and Housing            9/06 at 102           AAA    $     1,214,484
                          Authority, Mortgage Revenue Refunding, Housing
                          For the Elderly, Little River Glen, Series A,
                          6.100%, 9/01/26

                        Harrisonburg, Virginia, Redevelopment & Housing
                        Authority Multi Family Housing Revenue Refunding,
                        United Dominion Projects:
     1,415,000            7.000%, 12/01/08                                            12/02 at 102          BBB+          1,492,500
     2,040,000            7.100%, 12/01/15                                            12/02 at 102          BBB+          2,131,433

     2,000,000          Newport News, Virginia, Redevelopment and Housing              1/02 at 102           AAA          2,058,100
                          Authority, Mortgage Revenue Refunding, West
                          Apartments, Series A, 6.550%, 7/01/24

     1,500,000          Richmond, Virginia, Redevelopment and Housing                  3/05 at 102           AAA          1,597,710
                          Authority, Project Revenue, Old Manchester
                          Project, 6.800%, 3/01/15

       480,000          Suffolk, Virginia, Redevelopment and Housing                   7/02 at 104           N/R            516,221
                          Authority, Multi Family Housing, Revenue Refunding,
                          Chase Heritage Dulles, 7.000%, 7/01/24

       700,000          Virginia, State Housing Development Authority, Multi           5/01 at 102           AA+            747,075
                          Family, Series F, 7.000%, 5/01/04
------------------------------------------------------------------------------------------------------------------------------------
                        HOUSING/SINGLE FAMILY - 6.5%

       425,000          Puerto Rico, Housing Finance Corporation, Single               9/00 at 102           AAA            446,297
                          Family, Mortgage Revenue, Portfolio 1, Series B,
                          Remarketed 9/27/90, 7.650%, 10/15/22
       650,000          Virginia, State Housing Development Authority,                 1/00 at 102           AA+            673,134
                          Commonwealth Mortgage, Series B, Subseries B-4,
                          6.850%, 7/01/17

                        Virginia, State Housing Development Authority,
                          Commonwealth Mortgage, Series A:
     3,000,000              7.100%, 1/01/17                                            1/02 at 102           AA+          3,125,220
     1,000,000              7.100%, 1/01/22                                            1/02 at 102           AA+          1,040,870
     4,000,000              7.150%, 1/01/33                                            1/02 at 102           AA+          4,157,560

     1,000,000          Virginia State Housing Development Authority,                  7/05 at 102           AA+          1,017,400
                          Commonwealth Mortgage, Series C, Subseries C-1,
                          6.300%, 7/01/25

     2,000,000          Virginia State Housing Development Authority,                  7/05 at 102           AA+          2,018,580
                          Commonwealth Mortgage, Series C, Subseries C-3,
                          6.125%, 7/01/22

____
13

                        PORTFOLIO OF INVESTMENTS
                        NUVEEN FLAGSHIP VIRGINIA -- CONTINUED

     PRINCIPAL                                                                       OPTIONAL CALL                           MARKET
        AMOUNT          DESCRIPTION                                                    PROVISIONS*     RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL -- 12.1%

  $  2,000,000          Covington-Alleghany County, Virginia, Industrial               9/04 at 102            A1    $     2,172,200
                          Development Authority, Pollution Control, Revenue
                          Refunding, Westvaco Corporation Project,
                          6.650%, 9/01/18

     1,110,000          Giles County, Virginia, Industrial Development                12/05 at 102            A+          1,120,090
                          Authority, Revenue, Exempt Facility, Hoechst
                          Celanese Project, 5.950%, 12/01/25

     2,000,000          Henrico County, Virginia, Industrial Development              No Opt. Call             A          1,958,660
                          Authority, Revenue, Solid Waste, Browning Ferris,
                          Series A, 5.450%, 1/01/14

     3,545,000          Isle Wight County, Virginia, Industrial Development            4/04 at 102            A1          3,750,787
                          Authority, Solid Waste Disposal Facilities, Revenue,
                          Union Camp Corporation Project, 6.550%, 4/01/24

     3,000,000          Isle Wight County, Virginia, Industrial Development            5/07 at 102            A-          3,036,570
                          Authority, Solid Waste Disposal Facilities, Revenue,
                          Union Camp Corporation Project, 6.100%, 5/01/27

     1,500,000          James City County, Virginia, Industrial Development            4/07 at 101            A+          1,523,145
                          Authority, Sewer and Solid Waste Disposal Facilities,
                          Revenue, Anheuser Busch Project, 6.000%, 4/01/32

                        Loudoun County, Virginia, Industrial Development
                        Authority, Air Cargo Facility, Revenue, Washington
                        Dulles Air Cargo:
       300,000            6.625%, 1/01/00                                             No Opt. Call           N/R            306,897
     3,000,000            7.000%, 1/01/09                                              1/01 at 102           N/R          3,086,160
       600,000            6.500%, 1/01/09                                              1/06 at 102           N/R            605,022

     2,500,000          Mecklenburg County, Virginia, Industrial Development           5/01 at 102            A1          2,653,200
                          Authority, Revenue, Exempt Facility, Mecklenburg
                          Cogen, Series A, 7.350%, 5/01/08

     1,900,000          Puerto Rico, Ports Authority, Revenue, Special Facilities,     6/06 at 102          BBB-          1,940,926
                          American Airlines, Series A, 6.250%, 6/01/26

     1,000,000          Russell County, Virginia, Industrial Development              11/00 at 102          Baa1          1,089,670
                          Authority, Pollution Control, Revenue, Appalachian
                          Power Company Project, Series G, 7.700%, 11/01/07
------------------------------------------------------------------------------------------------------------------------------------
                        MUNICIPAL APPROPRIATION OBLIGATIONS -- 11.7%

     2,300,000          Big Stone Gap, Virginia, Redevelopment and Housing             9/05 at 102            AA          2,295,837
                          Authority, Correctional Facility, Lease Revenue,
                          Wallens Ridge Development Project, 5.500%, 9/01/15


____
14

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

     PRINCIPAL                                                                       OPTIONAL CALL                           MARKET
        AMOUNT          DESCRIPTION                                                    PROVISIONS*     RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                        MUNICIPAL APPROPRIATION OBLIGATIONS - CONTINUED

  $  3,000,000          Brunswick County, Virginia, Industrial Development             7/06 at 102           AAA    $     2,962,140
                          Authority, Correctional Facility, Lease Revenue,
                          5.500%, 7/01/17

     1,410,000          Fairfax County, Virginia, Redevelopment and Housing            6/02 at 102           N/R          1,477,017
                          Authority, Revenue, FCRHA Office Building, Series A,
                          7.500%, 6/15/18

     5,000,000          Hampton Roads, Virginia, Regional Jail Authority,              7/06 at 102           AAA          4,892,950
                          Regional Jail Facility, Revenue, Series A,
                          5.500%, 7/01/24

     2,000,000          Henrico County, Virginia, Industrial Development               8/05 at 102            AA          2,252,540
                          Authority, Public Facility, Lease Revenue, Henrico
                          County Regional Jail Project, 7.000%, 8/01/13

       750,000          Loudoun County, Virginia, Certificates of Participation,      No Opt. Call           AAA            882,975
                          Series E, 7.200%, 10/01/10

     2,500,000          Prince William County, Virginia, Industrial Development
                        Authority, Lease Revenue, ATCC Project:
     2,000,000            6.000%, 2/01/14                                              2/06 at 102            A2          2,038,000
     1,000,000            6.000%, 2/01/18                                              2/06 at 102            A2          1,018,840

     2,500,000          Prince William County, Virginia, Park Authority,              10/04 at 102            A-          2,702,175
                          Revenue, 6.875%, 10/15/16

     2,000,000          Virginia, State Transportation Board, Transportation           5/03 at 102            AA          1,966,980
                          Contract, Revenue, U.S. Route 58 Corridor
                          Development, 5.500%, 5/15/18
------------------------------------------------------------------------------------------------------------------------------------
                        MUNICIPAL REVENUE/OTHER - 1.7%

     1,000,000          Virginia, State Public School Authority, Series A,             8/04 at 102            AA          1,055,910
                          6.200%, 8/01/13

                        Virginia State Public School Authority, Series B:
     1,000,000            5.750%, 8/01/15                                              8/05 at 102            AA          1,019,580
     1,210,000            5.625%, 8/01/16                                              8/05 at 102            AA          1,219,220
------------------------------------------------------------------------------------------------------------------------------------
                        MUNICIPAL REVENUE/TRANSPORTATION - 4.6%

     2,250,000          Capital Region Airport Commission, Virginia, Airport           7/05 at 102           AAA          2,227,928
                          Revenue, Richmond International Airport Projects,
                          Series A, 5.625%, 7/01/25

       750,000          Charlottesville-Albemarle, Virginia, Airport Authority,       12/05 at 102           BBB            737,783
                          Airport Revenue Refunding, 6.125%, 12/01/13

____
15

                     PORTFOLIO OF INVESTMENT
                     NUVEEN FLAGSHIP VIRGINIA -- CONTINUED

       PRINCIPAL     DESCRIPTION                                                        OPTIONAL CALL   RATINGS**       MARKET
        AMOUNT                                                                           PROVISIONS*                     VALUE
------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/TRANSPORTATION -- CONTINUED

                     Metropolitan Washington, D.C. Apartments Authority
                     Virginia General Airport Revenue, Series A:
     $1,500,000        6.625%, 10/01/19                                                10/02 at 102        AAA      $1,589,010
      1,000,000        5.750%, 10/01/20                                                10/04 at 102        AAA         999,270
      1,500,000        6.250%, 10/01/21                                                10/02 at 102        AAA       1,547,400

      1,500,000      Peninsula Airport Commission, Virginia, Revenue,                   7/01 at 102         Aa       1,636,530
                       Airport Improvement, 7.300%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/UTILITY -- 1.7%

      2,110,000      Halifax County, Virginia, Industrial Development                  12/02 at 102         A+       2,230,987
                       Authority, Exempt Facility, Revenue, Old Dominion
                       Electric Coop Project, 6.500%, 12/01/12

      1,000,000      Puerto Rico, Electric Power Authority, Power Revenue               7/02 at 101 1/2   BBB+       1,044,360
                       (Formerly Puerto Rico Commonwealth Water
                       Resource Authority Power), Series R,
                       6.250%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/WATER AND SEWER -- 11.3%

      1,000,000      Blacksburg, Virginia, Polytechnic Institute, Sanitation           11/02 at 102          A       1,027,070
                       Authority, Sewer System Revenue, 6.250%, 11/01/12

                     Fairfax County, Virginia, Water Authority, Water
                     Revenue Refunding:
      1,000,000        6.000%, 4/01/22                                                  4/07 at 102         Aa       1,035,500
      3,250,000        5.750%, 4/01/29                                                  4/02 at 100         Aa       3,268,070

      1,000,000      Frederick-Winchester Service Authority, Virginia,                 10/03 at 102        AAA       1,013,450
                       Regional Sewer System, Revenue Refunding,
                       5.750%, 10/01/15

      2,500,000      Henrico County, Virginia, Water and Sewer, Revenue                 5/02 at 100        AA-       2,603,500
                       Refunding, 6.250%, 5/01/13

      1,000,000      Loudoun County, Virginia, Sanitation Authority, Water              1/03 at 102        AAA       1,050,060
                       and Sewer, Revenue Refunding, 6.250%, 1/01/16

      1,000,000      Prince William County, Virginia, Service Authority,                7/01 at 100        AAA       1,014,920
                       Water and Sewer System, Revenue, 6.000%, 7/01/29

      4,000,000      Upper Occoquan Sewer Authority, Virginia, Regional                 1/04 at 102        AAA       3,628,160
                       Sewer, Revenue Refunding, 5.000%, 7/01/21

      2,215,000      Upper Occoquan Sewer Authority, Virginia, Regional                 7/16 at 100        AAA       2,090,739
                       Sewer, Revenue, Series A, 5.150%, 7/01/20

      1,000,000      Virginia, State Resource Authority, Sewer System,                 10/05 at 102         AA       1,015,680
                       Revenue, Hopewell Regional Wastewater Facility,
                       Series A, 6.000%, 10/01/25

_____
16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

       PRINCIPAL     DESCRIPTION                                                        OPTIONAL CALL   RATINGS**       MARKET
        AMOUNT                                                                           PROVISIONS*                     VALUE
------------------------------------------------------------------------------------------------------------------------------
                     MUNICIPAL REVENUE/WATER AND SEWER - CONTINUED

     $1,000,000      Virginia, State Resource Authority, Water and Sewer               10/05 at 102         AA      $  975,650
                       System, Revenue, Series A, 5.600%, 10/01/25

        500,000      Virginia, State Resource Authority, Water and Sewer               10/98 at 103         AA         529,815
                       System, Revenue, Lot 7, Rapidan Service Authority,
                       7.125%, 10/01/16

                     Virginia, State Resource Authority, Water System,
                     Revenue Refunding, Series A:
        800,000        6.450%, 4/01/13                                                  4/02 at 102         AA         838,800
      1,500,000        6.125%, 4/01/19                                                  4/02 at 100         AA       1,511,685
------------------------------------------------------------------------------------------------------------------------------
                     NON-STATE GENERAL OBLIGATIONS - 3.3%

      1,000,000      Abingdon, Virginia, Capital Improvement,                           8/02 at 102          A       1,048,980
                       6.250%, 8/01/12

        730,000      Danville, Virginia, 6.500%, 5/01/12                                5/02 at 102         A3         770,771

      1,500,000      Portsmouth, Virginia, Refunding, Public Utility,                   8/03 at 102        AA-       1,478,145
                       5.500%, 8/01/19

      3,005,000      Richmond, Virginia, Public Improvement, Series B,                  7/03 at 102         AA       2,921,641
                       5.500%, 7/15/23
------------------------------------------------------------------------------------------------------------------------------
                     PRE-REFUNDED - 3.3%***

        750,000      Chesapeake Bay, Bridge and Tunnel Commission,                      7/01 at 102        AAA         813,398
                       Virginia District, Revenue Refunding, General
                       Resolution, 6.375%, 7/01/22

      1,000,000      Covington-Alleghany County, Virginia, Industrial                   4/02 at 102         A-       1,097,620
                       Development Authority, Hospital Facility, Revenue,
                       Alleghany Regional Hospital, 6.625%, 4/01/12

        500,000      Fairfax County, Virginia, Redevelopment and Housing               11/99 at 102        N/R         544,000
                       Authority, Revenue, Vinson Pavilion, Series A,
                       7.500%, 11/01/19

        250,000      Martinsville, Virginia, Industrial Development Authority,          1/01 at 100         A2         269,573
                       Hospital Facility, Revenue, Martinsville & Henry
                       Memorial Hospital, 7.000%, 1/01/11

        800,000      Puerto Rico Commonwealth, Highway and                              7/02 at 101 1/2    AAA         885,856
                       Transportation Authority, Highway Revenue,
                       Series T, 6.625%, 7/01/18

      1,000,000      Virginia College Building Authority, Educational                   4/99 at 102        N/R       1,078,050
                       Facilities, Revenue, Hampton University Project,
                       Series A, 7.750%, 4/01/14

____
17

               PORTFOLIO OF INVESTMENTS
               NUVEEN FLAGSHIP VIRGINIA - CONTINUED

      PRINCIPAL                                                                         OPTIONAL CALL               MARKET
        AMOUNT       DESCRIPTION                                                          PROVISIONS*   RATINGS**    VALUE
-----------------------------------------------------------------------------------------------------------------------------
                     PRE-REFUNDED - CONTINUED

                     Virginia, State Resource Authority, Water and Sewer
                     System, Revenue, Pooled Loan Program, Series A:
  $     105,000        8.125%, 11/01/16                                                11/97 at 102         AA      $  108,974
        110,000        8.125%, 11/01/16                                                11/98 at 101         AA         117,047
        120,000        8.125%, 11/01/16                                                11/99 at 100         AA         130,356
        130,000        8.125%, 11/01/16                                                11/00 at 100         AA         144,830
        140,000        8.125%, 11/01/16                                                11/01 at 100         AA         159,537
        305,000        7.600%, 11/01/16                                                 5/98 at 102         AA         321,223
        275,000        7.600%, 11/01/16                                                 6/98 at 102         AA         289,627
        410,000        7.650%, 11/01/16                                                11/98 at 101 1/2     AA         446,720
------------------------------------------------------------------------------------------------------------------------------
                     RESOURCE RECOVERY - 2.4%

      1,500,000      Southeastern Public Service Authority, Virginia,                   7/03 at 102         A-       1,511,835
                       Senior Revenue, Regional Solid Waste System,
                       6.000%, 7/01/13

      1,000,000      Virginia, State Resource Authority, Solid Waste                    4/05 at 102         AA       1,075,910
                       Disposal System, Revenue, Series B,
                       6.750%, 11/01/12

      1,960,000      Virginia, State Resource Authority, Solid Waste                    4/05 at 102         AA       1,923,818
                       Disposal System, Revenue Refunding, Series A,
                       5.500%, 4/01/15
------------------------------------------------------------------------------------------------------------------------------
                     STATE/TERRITORIAL GENERAL OBLIGATIONS - 3.8%

      1,500,000      Puerto Rico  Commonwealth, Public Improvement,                     7/07 at 101 1/2      A       1,431,030
                       5.375%, 7/01/25

                     Puerto Rico Commonwealth:
      2,575,000        6.450%, 7/01/17                                                  7/04 at 102          A       2,747,010
      2,500,000        6.500%, 7/01/23                                                  7/04 at 101 1/2      A       2,663,625
        500,000        5.400%, 7/01/25                                                  7/06 at 101 1/2      A         476,735
------------------------------------------------------------------------------------------------------------------------------
  $ 184,240,000      Total Investments - (cost $179,998,986) - 98.8%                                               189,098,691
------------------------------------------------------------------------------------------------------------------------------
                     Other Assets Less Liabilities - 1.2%                                                            2,237,190
                     ---------------------------------------------------------------------------------------------------------
                     Net Assets - 100%                                                                            $191,335,881
                     =========================================================================================================

               * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

               ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

               *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

               N/R - Investment is not rated.

____
18

STATEMENT OF NET ASSETS                              Nuveen Municipal Bond Fund
                                                     May 31, 1997 Annual Report
MAY 31, 1997

                                                                NUVEEN FLAGSHIP
                                                                       VIRGINIA
--------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)      $189,098,691
Receivables:
  Interest                                                            3,363,404
  Shares sold                                                           339,075
Other assets                                                              6,009
--------------------------------------------------------------------------------
    Total assets                                                    192,807,179
--------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          172,227
Payable for Shares redeemed                                             205,981
Accrued expenses:
  Management fees (note 6)                                               33,667
  12b-1 distribution and service fees (notes 1 and 6)                    54,989
  Other                                                                 148,163
Dividends payable                                                       856,271
--------------------------------------------------------------------------------
    Total liabilities                                                 1,471,298
--------------------------------------------------------------------------------
Net assets (note 7)                                                $191,335,881
================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                         $122,252,479
Shares outstanding                                                   11,471,371
Net asset value and redemption price per share                     $      10.66
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                 $      11.13
================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                         $    381,310
Shares outstanding                                                       35,779
Net asset value, offering and redemption price per share           $      10.66
================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                         $ 11,700,038
Shares outstanding                                                    1,098,486
Net asset value, offering and redemption price per share           $      10.65
================================================================================
Class R Shares (note 1)
Net assets                                                         $ 57,002,054
Shares outstanding                                                    5,348,758
Net asset value, offering and redemption price per share           $      10.66
================================================================================

                                 See accompanying notes to financial statements.

____
19

STATEMENT OF OPERATIONS

YEAR ENDED May 31, 1997

                                                                      NUVEEN FLAGSHIP
                                                                            VIRGINIA*
--------------------------------------------------------------------------------------
INVESTMENT INCOME

Tax-exempt interest income (note 1)                                   $     9,291,914
--------------------------------------------------------------------------------------

EXPENSES

Management fees (note 6)                                                      779,330
12b-1 service fees - Class A (notes 1 and 6)                                  397,031
12b-1 distribution and service fees - Class B (notes 1 and 6)                     576
12b-1 distribution and service fees - Class C (notes 1 and 6)                 106,304
Shareholders' servicing agent fees and expenses                               115,841
Custodian's fees and expenses                                                  54,203
Trustees' fees and expenses (note 6)                                            3,787
Professional fees                                                              15,303
Shareholders' reports - printing and mailing expenses                          25,382
Federal and state registration fees                                             6,006
Other expenses                                                                  5,801
--------------------------------------------------------------------------------------
Total expenses before reimbursement                                         1,509,564
  Expense reimbursement (note 6)                                             (374,624)
--------------------------------------------------------------------------------------
Net expenses                                                                1,134,940
--------------------------------------------------------------------------------------
Net investment income                                                       8,156,974
--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS

Net realized gain from investment transactions (notes 1 and 4)                772,114
Net change in unrealized appreciation or depreciation of investment         2,690,836
--------------------------------------------------------------------------------------
  Net gain from investments                                                 3,462,950
--------------------------------------------------------------------------------------
Net increase in net assets from operations                            $    11,619,924
======================================================================================

* Information represents eight months of Flagship Virginia and four months of Nuveen Flagship Virginia (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.

____
20

STATEMENT OF CHANGES IN NET ASSETS                   Nuveen Municipal Bond Fund
                                                     May 31, 1997 Annual Report

                                                                NUVEEN FLAGSHIP                 FLAGSHIP
                                                                      VIRGINIA*                 VIRGINIA
                                                           ---------------------------------------------
                                                             YEAR ENDED 1/31/97       YEAR ENDED 1/31/97
--------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                           $     8,156,974         $     6,709,724
Net realized gain from investment transactions
  (notes 1 and 4)                                                       772,114               1,352,908
Net change in unrealized appreciation or depreciation
  of investments                                                      2,690,836              (3,368,259)
--------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           11,619,924               4,694,373
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                            (6,499,935)             (6,371,930)
  Class B                                                                (2,778)                    N/A
  Class C                                                              (588,320)               (393,250)
  Class R                                                            (1,059,930)                    N/A
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (8,150,963)             (6,765,180)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from shares issued in the reorganization                67,765,255                      --
  of Nuveen Virginia (note 1)
Net proceeds from shares issued as a capital contribution                33,360                      --
Net proceeds from sale of shares                                     14,267,420              19,415,807
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                       3,941,869               3,681,025
--------------------------------------------------------------------------------------------------------
                                                                     86,007,904              23,096,832
--------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                             (26,796,317)            (11,550,452)
--------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                       59,211,587              11,546,380
--------------------------------------------------------------------------------------------------------
Net increase in net assets                                           62,680,548               9,475,573
Net assets at the beginning of year                                 128,655,333             119,179,760
--------------------------------------------------------------------------------------------------------
Net assets at the end of year                                   $   191,335,881         $   128,655,333
========================================================================================================
Balance of undistributed net investment income at end of year   $         6,011         $            --
========================================================================================================

* Information represents eight months of Flagship Virginia and four months of Nuveen Flagship Virginia (see note 1 of the Notes to Financial Statements).

N/A - Flagship Virginia was not authorized to issue Class B or Class R Shares.

                                 See accompanying notes to financial statements.

____
21

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Virginia Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Virginia Double Tax Exempt Fund ("Flagship Virginia") and Nuveen Virginia Tax-Free Value Fund ("Nuveen Virginia") reorganized into Nuveen Flagship Virginia Municipal Bond Fund ("Nuveen Flagship Virginia"). Prior to the reorganization, Flagship Virginia was a sub-trust of the Flagship Tax Exempt Funds Trust while Nuveen Virginia was a series of the Nuveen Multistate Tax Free Trust. Nuveen Virginia had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Virginia which has retained the fiscal year end of Flagship Virginia.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

____
22

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Virginia was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Virginia state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or

____
23

12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

____
24

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


2. Fund Shares
Transactions in Fund shares were as follows:

                                             NUVEEN FLAGSHIP                  FLAGSHIP
                                                VIRGINIA*                     VIRGINIA
                                       ---------------------------------------------------------
                                             YEAR ENDED 5/31/97           YEAR ENDED 5/31/96
                                       --------------------------------------------------------
                                          SHARES           AMOUNT      SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
Shares issued in the reorganization
  on Nuveen Virginia:
  Class A                                 873,399     $  9,273,783          --    $         --
  Class B                                      --               --          N/A            N/A
  Class C                                 109,201        1,158,978           --             --
  Class R                               5,399,536       57,332,494          N/A            N/A

Shares issued as a capital
  contribution:
  Class A                                     785            8,340           --             --
  Class B                                     785            8,340          N/A            N/A
  Class C                                     786            8,340           --             --
  Class R                                     785            8,340          N/A            N/A

Shares sold:
  Class A                                 938,620        9,896,915    1,315,390     13,890,308
  Class B                                  36,862          391,987          N/A            N/A
  Class C                                 307,161        3,231,156      521,385      5,525,499
  Class R                                  70,304          747,362          N/A            N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                 304,589        3,213,145      328,665      3,474,566
  Class B                                       9               98          N/A            N/A
  Class C                                  23,878          251,837       19,541        206,459
  Class R                                  45,124          476,789          N/A            N/A
-----------------------------------------------------------------------------------------------
                                        8,111,824       86,007,904    2,184,981     23,096,832
-----------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                              (1,966,406)     (20,767,054)    (989,759)   (10,468,801)
  Class B                                  (1,877)         (19,915)         N/A            N/A
  Class C                                (399,175)      (4,241,028)    (103,572)    (1,081,651)
  Class R                                (166,991)      (1,768,320)         N/A            N/A
-----------------------------------------------------------------------------------------------
                                       (2,534,449)     (26,796,317)  (1,093,331)   (11,550,452)
-----------------------------------------------------------------------------------------------
Net increase                            5,577,375     $ 59,211,587    1,091,650   $ 11,546,380
===============================================================================================

* Information represents eight months of Flagship Virginia and four months of Nuveen Flagship Virginia (see note 1).

N/A - Flagship Virginia was not authorized to issue Class B or Class R Shares.

____
25

3. DISTRIBUTIONS TO SHAREHOLDERS
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 NUVEEN FLAGSHIP
                                                                        VIRGINIA
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                 $.0475
  Class B                                                                  .0410
  Class C                                                                  .0425
  Class R                                                                  .0495
--------------------------------------------------------------------------------

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 NUVEEN FLAGSHIP
                                                                       VIRGINIA*
--------------------------------------------------------------------------------
PURCHASES
Investments in municipal securities                                  $33,217,400
Investments in municipal securities in the reorganization
  of Nuveen Virginia                                                  63,784,516
Temporary municipal investments                                          900,000

SALES
Investments in municipal securities                                   41,255,047
Temporary municipal investments                                          900,000
================================================================================

* Information represents eight months of Flagship Virginia and four months of Nuveen Flagship Virginia (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, the Fund had unused capital loss carryfowards of $409,795 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $257,096 of the carryover will expire in the year 2002 and $152,699 will expire in the year 2004.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At May 31, 1997, net unrealized appreciation aggregated $9,099,705 of which $9,178,732 related to appreciated securities and $79,027 related to depreciated securities.

____
26

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Virginia paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $279,300 of which approximately $241,500 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $44,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fee charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $8,200 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

____
27

7. COMPOSITION OF NET ASSETS
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                 NUVEEN FLAGSHIP
                                                                        VIRGINIA
--------------------------------------------------------------------------------
Capital paid-in                                                  $  182,662,390
Balance of undistributed net investment income                            6,011
Accumulated net realized gain (loss) from investment transactions      (432,225)
Net unrealized appreciation of investments                            9,099,705
--------------------------------------------------------------------------------
  Net assets                                                     $  191,335,881
================================================================================

____
28

FINANCIAL HIGHLIGHTS

____
29

             FINANCIAL HIGHLIGHTS

             Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE              LESS DISTRIBUTIONS
                                          ------------------------           ----------------------

                                                                       NET
NUVEEN FLAGSHIP VIRGINIA++          NET                       REALIZED AND      DIVIDENDS                          NET       TOTAL
                                  ASSET                         UNREALIZED       FROM TAX                        ASSET      RETURN
                                  VALUE            NET         GAIN (LOSS)     EXEMPT NET     DISTRIBUTIONS      VALUE      ON NET
YEAR ENDING                   BEGINNING     INVESTMENT               FROM      INVESTMENT      FROM CAPITAL     END OF       ASSET
MAY 31,                       OF PERIOD       INCOME(B)       INVESTMENTS          INCOME             GAINS     PERIOD     VALUE(A)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (3/86)
  1997                           $10.40           $.58              $ .25           $(.57)           $   --     $10.66        8.20%
  1996                            10.56            .57               (.15)           (.58)               --      10.40        4.03
  1995                            10.36            .59                .20            (.59)               --      10.56        7.99
  1994                            10.82            .60               (.31)           (.60)             (.15)     10.36        2.62
  1993                            10.24            .62                .62            (.62)             (.04)     10.82       12.41
  1992                             9.97            .63                .27            (.63)               --      10.24        9.37
  1991                             9.70            .63                .28            (.64)               --       9.97        9.72
  1990                             9.76            .64               (.06)           (.64)               --       9.70        6.14
  1989                             9.29            .64                .46            (.63)               --       9.76       12.25
  1988                             9.09            .64                .19            (.63)               --       9.29        9.73

CLASS B (2/97)
  1997(C)                         10.62            .16                .04            (.16)               --      10.66        1.94

CLASS C (10/93)
  1997                            10.39            .52                .26            (.52)               --      10.65        7.61
  1996                            10.56            .51               (.16)           (.52)               --      10.39        3.37
  1995                            10.36            .53                .20            (.53)               --      10.56        7.40
  1994(C)                         11.24            .34               (.78)           (.34)             (.10)     10.36       (7.13)+


CLASS R (2/97)
  1997(C)                         10.62            .20                .04            (.20)               --      10.66        2.26
------------------------------------------------------------------------------------------------------------------------------------

             +   Annualized.
            ++   Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Virginia.

           (a) Total returns are calculated on net asset value without any sales charge.

           (b) After waiver of certain management fees a reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

           (c)   From commencement of class operations as noted.

____
30

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                   RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
                                        RATIO                           RATIO
                                       OF NET                          OF NET
                     RATIO OF      INVESTMENT        RATIO OF      INVESTMENT
                     EXPENSES       INCOME TO        EXPENSES       INCOME TO
                   TO AVERAGE         AVERAGE      TO AVERAGE         AVERAGE
                   NET ASSETS      NET ASSETS      NET ASSETS      NET ASSETS
    NET ASSETS         BEFORE          BEFORE           AFTER           AFTER      PORTFOLIO
 END OF PERIOD     REIMBURSE-      REIMBURSE-      REIMBURSE-      REIMBURSE-       TURNOVER
(IN THOUSANDS)           MENT            MENT         MENT(B)         MENT(B)           RATE
---------------------------------------------------------------------------------------------
   $122,252             1.00%           5.19%           .74%           5.45%             23%
    117,677             1.06            5.18            .83            5.41              17
    112,643             1.10            5.50            .79            5.81              50
    107,502             1.06            5.11            .64            5.53              17
     96,105             1.07            5.43            .68            5.82              30
     64,628             1.14            5.89            .75            6.28              27
     48,062             1.18            6.21            .91            6.48              22
     41,596             1.18            6.27            .91            6.54              35
     37,151             1.25            6.41            .97            6.69              18
     31,748             1.18            6.65            .88            6.95              75

        381             1.66+           4.49+          1.47+           4.68+             23

     11,700             1.55            4.63           1.29            4.89              23
     10,978             1.60            4.62           1.38            4.84              17
      6,537             1.65            4.93           1.34            5.24              50
      4,759             1.79+           4.20+          1.14+           4.85+             17

     57,002              .71+           5.50+           .52+           5.69+             23
---------------------------------------------------------------------------------------------

____
31

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN FLAGSHIP VIRGINIA MUNICIPAL BOND FUND:

We have audited the accompanying statement of net assets of Nuveen Flagship Virginia Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Virginia Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

____
32

                             SHAREHOLDER MEETING REPORT
                             FLAGSHIP VIRGINIA

                                                   A SHARES            C SHARES
-------------------------------------------------------------------------------

  DIRECTORS
-------------------------------------------------------------------------------
  Bremner                For                      9,508,843           1,081,603
                         Withhold                   163,653               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Brown                  For                      9,509,171           1,081,603
                         Withhold                   163,325               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Dean                   For                      9,502,423           1,081,603
                         Withhold                   170,073               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Impellizzeri           For                      9,495,806           1,081,603
                         Withhold                   176,690               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Rosenheim              For                      9,509,171           1,081,603
                         Withhold                   163,325               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Sawers                 For                      9,509,171           1,081,603
                         Withhold                   163,325               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Schneider              For                      9,509,171           1,081,603
                         Withhold                   163,325               2,213
                         ------------------------------------------------------
                         Total                    9,672,496           1,083,816
-------------------------------------------------------------------------------
  Schwertfeger           For                      9,502,751           1,081,603
                         Withhold                   169,745               2,213
-------------------------------------------------------------------------------
                         Total                    9,672,496           1,083,816
                         ------------------------------------------------------

____
33

                             SHAREHOLDER MEETING REPORT
                             FLAGSHIP VIRGINIA -
                             CONTINUED


                                                  A SHARES           C SHARES
------------------------------------------------------------------------------
  ADVISORY AGREEMENT     For                     8,703,496            955,492
                         Against                   343,747             20,099
                         Abstain                   170,228              4,700
                         -----------------------------------------------------
                         Total                   9,217,471            980,291
------------------------------------------------------------------------------
                         Broker Non Votes          455,025            103,525
------------------------------------------------------------------------------
  12B-1 FEES             For                     8,443,492            952,983
                         Against                   440,975             22,607
                         Abstain                   333,005              4,700
                         -----------------------------------------------------
                         Total                   9,217,472            980,290
------------------------------------------------------------------------------
                         Broker Non Votes          455,024            103,526
------------------------------------------------------------------------------
  REORGANIZATION         For                     5,855,643            566,105
                         Against                   269,610              8,954
                         Abstain                   138,703              1,960
                         -----------------------------------------------------
                         Total                   6,263,956            577,019
------------------------------------------------------------------------------
                         Broker Non Votes        3,408,540            506,797
                         -----------------------------------------------------

____
34

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate-Term
Limited-Term

STATE FUNDS
Alabama           Michigan
Arizona           Missouri
California        New Jersey
Colorado          New Mexico
Connecticut       New York
Florida           North Carolina
Georgia           Ohio
Kansas            Pennsylvania
Kentucky          South Carolina
Louisiana         Tennessee
Maryland          Virginia
Massachusetts     Wisconsin


SHAREHOLDER INFORMATION


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

____
35

FUND INFORMATION


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

TRANSFER AGENT,
SHAREHOLDER SERVICES AND
DIVIDEND DISBURSING AGENT
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Dayton, Ohio

____
36

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

[LETTERHEAD OF NUVEEN APPEARS HERE]

SERVING INVESTORS
FOR GENERATIONS

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
Municipal
Bond Funds

May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.

Maryland

[PHOTO APPEARS HERE]

Contents



                          1 Dear Shareholder

                          3 Answering Your Questions

                          6 Maryland Overview

                          9 Financial Section

                         27 Shareholder Information

                         28 Fund Information

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

It's a pleasure to report to you on the performance of the Nuveen Maryland Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the 12 months ended May 31, 1997, the value of your investment rose 6.66% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) trailed the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis. Although the fund trailed the index, shareholders have enjoyed low volatility and superior credit quality, since 61% of the fund's portfolio is comprised of AAA rated securities.

Shareholders have continued to enjoy steady dividends and attractive current yields generated by a portfolio of quality bonds, which provide tax-exempt income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.53% for Class A shares. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 6.92% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has

"Shareholders have continued to enjoy steady dividends and attractive current yields generated by a portfolio of quality bonds."



hampered the performance of municipals and led to increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive yields--have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.



Answering Your Questions



What are the investment objectives of the fund?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the fund's performance during the year?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

Given this market environment, how did the fund perform?

The Maryland Municipal Bond Fund rewarded investors with a total return on net asset value for the year of 6.66% for Class A shares, including price changes and reinvested dividends. The fund lagged the market index, but is managed conservatively to protect investors in down markets. With an average duration of
6.21 years, the fund is less volatile than many more aggressively managed funds. In addition, the fund invests in high-quality bonds, which helps sustain its dividend during periods of fluctuating interest rates.

What strategies did you employ to add value?

We focused on purchasing higher-quality bonds as the difference between yields on lower-rated bonds and higher-quality bonds continued to narrow. This allowed us to increase the credit quality of the portfolio without sacrificing yield. We also looked for bonds with attractive structural features, most specifically call protection, and we sold bonds with shorter call protection. Finally, we found value in a variety of sectors, including housing, general obligation, and transportation issues.

What is the current status of Maryland's municipal market?

In most sectors, the Maryland municipal market remains relatively stable. Somewhat limited supply has been matched by limited demand, keeping prices stable. The recently approved 10% personal income tax reduction will impact state and county finances, likely leading to tighter budgets. Also, Maryland's recent program to enroll Medicaid recipients in managed care plans should reduce the state's healthcare expenditures, but reduced reimbursement may have a negative impact on the state's healthcare providers. Nevertheless, the state's economy has experienced moderate growth and the financial condition of most Maryland municipalities remains solid.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Maryland
Overview

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR              9%
A                  10%
AA                 20%
AAA/Prerefunded    61%

Diversification

[PIE CHART APPEARS HERE]

Educational Facilities         4%
Hospitals                     14%
General Obligations           19%
Other                          7%
Escrowed Bonds                12%
Pollution Control              5%
Housing Facilities            22%
Transportation                12%
Municipal Appropriations       5%

Morningstar Rating/3/
       ****

Fund Highlights
===============================================================================
Share Class                                       A         B        C        R
Inception Date                                 9/94      3/97     9/94    12/91
-------------------------------------------------------------------------------
Net Asset Value (NAV)                        $10.25    $10.25   $10.24   $10.26
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $58,536
-------------------------------------------------------------------------------
Average Weighted Maturity (years)                                         19.23
-------------------------------------------------------------------------------
Duration (years)                                                           6.21
-------------------------------------------------------------------------------


Annualized Total Return/1/
===============================================================================
Share Class                          A(NAV)  A(Offer)        B        C       R
1-Year                                6.66%     2.18%    5.99%    5.92%   6.88%
-------------------------------------------------------------------------------
5-Year                                6.43%     5.52%    5.71%    5.68%   6.70%
-------------------------------------------------------------------------------
Since Inception                       6.44%     5.57%    5.72%    5.69%   6.71%
-------------------------------------------------------------------------------

Tax-Free Yields
===============================================================================
Share Class                          A(NAV)  A(Offer)        B        C       R
Dist Rate                             4.86%     4.65%    4.10%    4.28%   5.03%
-------------------------------------------------------------------------------
SEC 30-Day Yld                        4.53%     4.34%    3.78%    3.98%   4.73%
-------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  6.92%     6.63%    5.77%    6.08%   7.22%
-------------------------------------------------------------------------------

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year and since inception total returns above would be 1.99%, 5.55%, and 5.57%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/3/ Overall rating for Class A shares for the period ended May 31, 1997, among 1,299 municipal bond funds for the three-year period, 631 funds for the five-year period, and 290 funds for the 10-year period.

                                             Nuveen Maryland Municipal Bond Fund
                                                      May 31, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

                   Lehman Brothers       Nuveen Maryland      Nuveen Maryland
                   Municipal Bond        Municipal Bond       Municipal Bond
                      Index                Fund (NAV)          Fund (Offer)

February 1992         10000                  10000               9580
May 1992              10211.5                10165               9738.1
May 1993              11433.2                11373.6            10895.9
May 1994              11715.5                11505.6            11022.4
May 1995              12782.4                12540.5            12013.8
May 1996              13366.6                13013              12466.5
May 1997              14597.4                13879.7            13296.8

 .  Lehman Brothers Municipal Bond Index         $14,597
 .  Nuveen Maryland Municipal Bond Fund (NAV)    $13,880
 .  Nuveen Maryland Municipal Bond Fund (Offer)  $13,297

Past performance is not predictive of future performance.

Dividends History (A Shares)

[BAR CHART APPEARS HERE]

1996
June      0.0405
July      0.0405
August    0.0405
September 0.0405
October   0.0405
November  0.0405
December  0.0405

1997
January   0.0405
February  0.041
March     0.041
April     0.0415
May       0.0415

Financial Section

            Contents

10    Portfolio of Investments

15    Statement of Net Assets

16    Statement of Operations

17    Statement of Changes in Net Assets

18    Notes to Financial Statements

24    Financial Highlights

26    Independent Auditors' Report

               Portfolio of Investments
               Maryland

 Principal                                                              Optional Call                        Market
    Amount     Description                                                Provisions*     Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
$2,500,000     Washington Metropolitan Area Transit Authority             1/04 at 102           Aaa      $2,432,550
                 (District of Columbia), Gross Revenue Transit
                 Refunding Bonds, Series 1993, 5.250%, 7/01/14

   500,000     Community Development Administration, Department           4/00 at 100            Aa         515,420
                 of Economic and Community Development, State
                 of Maryland, Single Family Program Bonds,
                 1987 First Series, 7.000%, 4/01/14

 1,390,000     Community Development Administration, Department           4/01 at 102            Aa       1,457,915
                 of Housing and Community Development, State of
                 Maryland, Single Family Program Bonds,
                 1991 Fourth Series, 7.450%, 4/01/32

               Community Development Administration, Department
               of Housing and Community Development, State of
               Maryland, Multi-Family Housing Revenue Bonds
               (Insured Mortgage Loans), 1992 Series D:
   700,000       6.700%, 5/15/27                                          5/02 at 102            Aa         723,898
   500,000       6.750%, 5/15/33                                          5/02 at 102            Aa         518,475

 1,845,000     Maryland Economic Development Corporation (Health          4/11 at 102           N/R       1,794,650
                 and Mental Hygiene Providers Facilities Acquisition
                 Program), Revenue Bonds, Series 1996A,
                 7.625%, 4/01/21

   500,000     Maryland Health and Higher Educational Facilities          7/00 at 102           Aaa         545,625
                 Authority, Revenue Bonds, Sinai Hospital of
                 Baltimore Issue, Series 1990, 7.000%, 7/01/19
                 (Pre-refunded to 7/01/00)

   500,000     Maryland Health and Higher Educational Facilities          7/00 at 102           Aaa         542,055
                 Authority, Revenue Bonds, Francis Scott Key
                 Medical Center Issue, Series 1990,
                 6.750%, 7/01/23 (Pre-refunded to 7/01/00)

 1,005,000     Maryland Health and Higher Educational Facilities          7/00 at 102           Aaa       1,145,821
                 Authority, Doctors' Community Hospital Issue,
                 Series 1990, 8.750%, 7/01/22
                 (Pre-refunded to 7/01/00)

 1,000,000     Maryland Health and Higher Educational Facilities          7/03 at 102           Aaa         953,700
                 Authority, Refunding Revenue Bonds,
                 Francis Scott Key Medical Center Issue,
                 Series 1993, 5.000%, 7/01/13

 1,000,000     Maryland Health and Higher Educational Facilities          7/03 at 102          Baa2         971,360
                 Authority, Project and Refunding Revenue Bonds,
                 Doctors Community Hospital Issue,
                 Series 1993, 5.750%, 7/01/13

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
 Principal                                                                 Optional Call                       Market
    Amount     Description                                                   Provisions*     Ratings**          Value
---------------------------------------------------------------------------------------------------------------------
$1,760,000     Maryland Stadium Authority, Convention Center                12/04 at 102           Aaa     $1,822,973
                 Expansion Lease Revenue Bonds, Series 1994,
                 5.875%, 12/15/12

               Maryland Stadium Authority, Sports Facilities
               Lease Revenue Bonds, Series 1989D:
   500,000       7.375%, 12/15/04 (Alternative Minimum Tax)                 12/99 at 102            Aa        543,835
   500,000       7.500%, 12/15/10 (Alternative Minimum Tax)                 12/99 at 102            Aa        543,365

 3,010,000     Maryland Transportation Authority, Special                     7/04 at102           Aaa      3,110,654
                 Obligation Revenue Bonds, Baltimore/
                 Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds),
                 6.400%, 7/01/15

 1,000,000     Maryland Transportation Authority, Transportation             7/02 at 100            A1      1,005,840
                 Facilities Projects, Revenue Bonds,
                 Series 1992, 5.750%, 7/01/15

 2,000,000     State of Maryland, General Obligation Bonds,                  7/03 at 101           Aaa      1,952,580
                 State and Local Facilities Loan of 1993, Third
                 Series (Capital Improvement and Refunding
                 Bonds), 4.600%, 7/15/06

   700,000     The Maryland National Capital Park and Planning               7/02 at 102            AA        757,505
                 Commission, Maryland (Prince George's County,
                 Maryland), General Obligation Bonds, Prince
                 George's County Park Acquisition and Development
                 Bonds, Series L--2, 6.125%, 7/01/10
                 (Pre-refunded to 7/01/02)***

 2,000,000     Baltimore County, Maryland, General Obligation                7/98 at 102           Aaa      2,091,020
                 Bonds, Baltimore County Pension Funding Bonds,
                 1991 Refunding Series, 6.700%, 7/01/11

   600,000     City of Baltimore, Maryland (Mayor and City Council          10/02 at 100           Aaa        653,256
                 of Baltimore), General Obligation Consolidated
                 Public Improvement Bonds of 1992, Series A,
                 6.500%, 10/15/12 (Pre-refunded to 10/15/02)

 2,295,000     Mayor and City Council of Baltimore (City of Baltimore,      No Opt. Call           Aaa      2,614,189
                 Maryland), General Obligation Consolidated Public
                 Improvement Refunding Bonds of 1995, Series A,
                 7.375%, 10/15/03

 1,000,000     Baltimore City, Maryland, Mortgage Revenue Refunding         12/02 at 102           AAA      1,043,830
                 Bonds, Series 1992 (GNMA Collateralized-Tindeco
                 Wharf Apartments Project), 6.700%, 12/20/28

11

               Portfolio of Investments
               Maryland -- continued
Principal                                                                 Optional Call                       Market
Amount         Description                                                  Provisions*     Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
$1,500,000     Mayor and City Council of Baltimore, Maryland, Port          4/02 at 103           AA-     $1,616,880
                 Facilities Revenue Bonds (Consolidation Coal Sales
                 Company Project), Series 1984B, 6.500%, 10/01/11

1,500,000      City of Baltimore, Maryland, Mayor and City                  7/06 at 101           Aaa      1,475,340
                 Council of Baltimore, Project and Refunding
                 Revenue Bonds (Water Projects), Series 1996-A,
                 5.500%, 7/01/26

625,000        Mayor and City Council of Baltimore, Maryland, Project       7/00 at 100           Aaa        662,181
                 and Refunding Revenue Bonds (Water Projects),
                 1990-A, 6.500%, 7/01/20 (Pre-refunded to 7/01/00)

2,165,000      City of Gaithersburg, Maryland, Nursing Home Revenue        No Opt. Call           Aaa      2,416,118
                 Refunding Bonds (Shady Grove Adventist Nursing
                 and Rehabilitation Center Project), Series 1992A,
                 6.500%, 9/01/12

1,000,000      Howard County, Maryland, Mortgage Revenue Refunding          7/02 at 102           Aaa      1,038,270
                 Bonds, Series 1992 (Howard Hills Townhouses
                 Project-FHA Insured Mortgage Loan), 6.400%, 7/01/24

2,000,000      Howard County, Maryland Multifamily Housing                  7/02 at 104          Baa2      2,167,880
                 Revenue Refunding Bonds, Series 1994 (Chase
                 Glen Project), 7.000%, 7/01/24

1,000,000      Housing Opportunities Commission of Montgomery               7/05 at 102            Aa      1,012,000
                 County (Montgomery County, Maryland),
                 Multifamily Housing Revenue Bonds, 1995
                 Series A, 6.000%, 7/01/20

450,000        Housing Opportunities Commission of Montgomery               7/99 at 100            Aa        464,234
                 County (Montgomery County, Maryland), Single
                 Family Mortgage Revenue Bonds, 1986 Series C,
                 7.250%, 7/01/13

1,615,000      Housing Opportunities Commission of Montgomery               7/04 at 102           Aa2      1,685,446
                 County (Montgomery County, Maryland), Single
                 Family Mortgage Revenue Bonds, 1994 Series A,
                 6.600%, 7/01/14

1,000,000      Montgomery County, Maryland, Solid Waste System              6/03 at 102           Aaa      1,024,990
                 Revenue Bonds (1993 Series A), 5.875%, 6/01/13
                 (Alternative Minimum Tax)

1,500,000      Morgan State University, Maryland, Academic Fees            No Opt. Call           Aaa      1,624,005
                 and Auxiliary Facilities Fees, Revenue Refunding
                 Bonds, 1993 Series, 6.100%, 7/01/20

               -----
               12

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report
 Principal                                                                Optional Call                        Market
    Amount     Description                                                  Provisions*      Ratings**          Value
---------------------------------------------------------------------------------------------------------------------
$1,000,000     Northeast Maryland Waste Disposal Authority,                No Opt. Call            Aaa     $1,056,020
                 Resource Recovery Revenue Refunding Bonds
                 (Southwest Resource Recovery Facility),
                 Series 1993, 6.900%, 1/01/00

   600,000     Prince George's County, Maryland, Hospital                  No Opt. Call              A        601,422
                 Revenue Bonds, Dimensions Health
                 Corporation, Series 1992, 6.700%, 7/01/97

 1,550,000     Housing Authority of Prince George's County,                 1/02 at 102            Aaa      1,613,984
                 Maryland, Mortgage Revenue Refunding Bonds,
                 Series 1992A (New Keystone Apartments
                 Project-FHA Insured Mortgage Loan),
                 6.800%, 7/01/25

 1,500,000     Prince George's County, Maryland, Pollution                  1/03 at 102             A1      1,569,810
                 Control Revenue Bonds (Potomac Electric
                 Project), 1993 Series, 6.375%, 1/15/23

 1,000,000     University of Maryland System, Auxiliary Facility           10/03 at 101            AA+        972,510
                 and Tuition Revenue Bonds, 1993 Refunding
                 Series C, 5.000%, 10/01/11

 1,170,000     Washington Suburban Sanitary District, Maryland,            No Opt. Call            Aa1      1,329,366
                 (Montgomery and Prince George's Counties,
                 Maryland), General Construction Bonds of 1991
                 (Second Series), 8.000%, 1/01/02

 2,500,000     Commonwealth of Puerto Rico, Public Improvement          7/07 at 101 1/2              A      2,561,425
                 Bonds of 1997, 6.000%, 7/01/26

   500,000     Commonwealth of Puerto Rico, Public Improvement          7/02 at 101 1/2            Aaa        553,095
                 Bonds of 1992 (General Obligation Bonds),
                 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

 1,750,000     Puerto Rico Aqueduct and Sewer Authority, Revenue            7/98 at 102            AAA      1,859,270
                 Bonds, Series 1988A, 7.875%, 7/01/17
                 (Pre-refunded to 7/01/98)

   185,000     Puerto Rico Electric Power Authority, Power              7/99 at 101 1/2           Baa1        197,870
                 Revenue Refunding Bonds, Series 1989-N,
                 7.125%, 7/01/14

   315,000     Puerto Rico Electric Power Authority, Power              7/99 at 101 1/2            AAA        337,831
                 Revenue Refunding Bonds, Series 1989-O,
                 7.125%, 7/01/14 (Pre-refunded to 7/01/99)

               -----
               13


Portfolio of Investments
Maryland--continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
          $ 1,000,000    Puerto Rico Industrial, Tourist, Educational,          1/05 at 102         Aaa  $ 1,057,911
                           Medical and Environmental Control Facilities
                           Financing Authority, Hospital Revenue Bonds,
                           1995 Series A, (Hospital Auxilio Mutuo
                           Obligated Group Project), 6.250%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
          $54,230,000    Total Investments -- (cost $54,463,107) -- 96.8%                                 56,638,374
=====================-----------------------------------------------------------------------------------------------
                         Temporary Investments in Short-Term Municipal
                         Securities -- 1.2%
              200,000    Baltimore County (Spring Hill Apartments) GNMA                             A-1      200,000
                           Collateralized Housing Variable Rate
                           Demand Bonds, 3.850%, 9/20/28+

              500,000    Maryland Health and Higher Educational                                  VMIG-1      500,000
                           Facilities Authority, Kaiser Permanente Revenue
                           Bonds, 1995 Series A, Variable Rate Demand
                           Bonds, 3.850%, 7/01/15+
--------------------------------------------------------------------------------------------------------------------
          $   700,000    Total Temporary Investments -- 1.2%                                                 700,000
=====================-----------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 2.0%                                             1,197,924
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                              $58,536,198
                         ===========================================================================================

                   * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                   ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                   *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                   N/R--  Investment is not rated.

                   + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                         See accompanying notes to financial statements.

Statement of Net Assets                               Nuveen Municipal Bond Fund
May 31, 1997                                          May 31, 1997 Annual Report

                                                                               Maryland
---------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                $56,638,374
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                    700,000
Cash                                                                             205,862
Receivables:
  Interest                                                                     1,235,959
  Shares sold                                                                      7,554
Other assets                                                                       4,007
----------------------------------------------------------------------------------------
  Total assets                                                                58,791,756
----------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                       37,270
Accrued Expenses:
  Management fees (note 6)                                                        27,210
  12b-1 distribution and service fees (notes 1 and 6)                              3,450
  Other                                                                           31,714
Dividends payable                                                                155,914
----------------------------------------------------------------------------------------
  Total liabilities                                                              255,558
----------------------------------------------------------------------------------------
Net assets (note 7)                                                          $58,536,198
========================================================================================
Class A Shares (note 1)
Net assets                                                                   $12,977,091
Shares outstanding                                                             1,266,556
Net asset value and redemption price per share                                    $10.25
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                              $10.70
========================================================================================
Class B Shares (note 1)
Net assets                                                                   $    49,924
Shares outstanding                                                                14,633
Net asset value, offering and redemption price per share                          $10.25
========================================================================================
Class C Shares (note 1)
Net assets                                                                   $ 2,103,007
Shares outstanding                                                               205,383
Net asset value, offering and redemption price per share                          $10.24
========================================================================================
Class R Shares (note 1)
Net assets                                                                   $43,306,176
Shares outstanding                                                             4,221,685
Net asset value, offering and redemption price per share                     $     10.26
========================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations

                                                                                       Maryland
                                                                   -------------------------------------------
                                                                   4 months ended 5/31/97   Year ended 1/31/97
--------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                            $1,118,308          $ 3,259,374
--------------------------------------------------------------------------------------------------------------
Expenses:
Management fees (note 6)                                                          105,154              308,754
12b-1 service fees -- Class A (notes 1 and 6)                                       8,278               23,402
12b-1 distribution and service fees -- Class B  (notes 1 and 6)                       185                  N/A
12b-1 distribution and service fees -- Class C  (notes 1 and 6)                     4,984               17,826
Shareholders' servicing agent fees and expenses                                    20,561               63,195
Custodian's fees and expenses                                                      13,087               54,862
Trustees' fees and expenses (note 6)                                                  395                  881
Professional fees                                                                   4,939               15,074
Shareholders' reports -- printing and mailing expenses                              9,498               26,663
Federal and state registration fees                                                 1,895                8,086
Amortization of deferred organization cost                                             --                7,828
Other expenses                                                                      1,513                3,472
--------------------------------------------------------------------------------------------------------------
Total expenses before reimbursement                                               170,489              530,043
  Expense reimbursement (note 6)                                                  (13,650)             (67,787)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                                      156,839              462,256
--------------------------------------------------------------------------------------------------------------
Net investment income                                                             961,469            2,797,118
--------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) From Investments
Net realized gain (loss) from investment transactions
  (notes 1 and 2)                                                                (122,456)              68,885
Net change in unrealized appreciation or depreciation
 of investments                                                                   116,827           (1,067,755)
--------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                   (5,629)            (998,870)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $  955,840          $ 1,798,248
--------------------------------------------------------------------------------------------------------------

N/A -- The Fund was not authorized to issue Class B Shares prior to February 1, 1997 (see note 1 of Notes to Financial Statements).

16                               See accompanying notes to financial statements.

Statement of Changes in Net Assets                    Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                                                            Maryland
                                                                           ------------------------------------------
                                                                           4 months ended    Year ended    Year ended
                                                                                  5/31/97       1/31/97       1/31/96
---------------------------------------------------------------------------------------------------------------------

Operations
Net investment income                                                         $   961,469   $ 2,797,118   $ 2,553,861
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                                (122,456)       68,885       138,640
Net change in unrealized appreciation
  or depreciation of investments                                                  116,827    (1,067,755)    3,998,568
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                        955,840     1,798,248     6,691,069
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                        (202,348)     (444,620)     (198,145)
  Class B                                                                            (690)          N/A           N/A
  Class C                                                                         (28,646)      (71,252)      (47,180)
  Class R                                                                        (726,336)   (2,248,162)   (2,335,847)
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
  shareholders                                                                   (958,020)   (2,764,034)   (2,581,172)
---------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                3,009,545     9,011,948     9,951,670
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                            626,481     1,781,550     1,613,664
---------------------------------------------------------------------------------------------------------------------
                                                                                3,636,026    10,793,498    11,565,334
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                        (2,607,528)   (8,005,106)   (5,193,733)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund
  share transactions                                                            1,028,498     2,788,392     6,371,601
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      1,026,318     1,822,606    10,481,498
Net assets at the beginning of period                                          57,509,880    55,687,274    45,205,776
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                               $58,536,198   $57,509,880   $55,687,274
=====================================================================================================================
Balance of undistributed net investment income
  at end of period                                                            $    37,469   $    34,020   $       936
=====================================================================================================================

N/A - The Fund was not authorized to issue Class B Shares, prior to February 1,
      1997
      (see note 1 of Notes to Financial Statements).




17                               See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Maryland Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Nuveen Maryland Tax-Free Value Fund was reorganized into the Trust and renamed Nuveen Maryland Municipal Bond Fund. Nuveen Maryland Tax-Free Value Fund had a January 31 fiscal year end prior to being reorganized into the Trust and now has a May 31 fiscal year end.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Maryland state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the four months ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Notes to Financial Statements



Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the four months ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                          Maryland
                                      ---------------------------------------------------------------------------------
                                      4 months ended 5/31/97           Year ended 1/31/97          Year ended 1/31/96
                                      ---------------------------------------------------------------------------------
                                       Shares         Amount        Shares            Amount      Shares         Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                           173,922     $ 1,782,262       599,512       $ 6,107,242     514,083    $ 5,206,011
   Class B                            14,619         149,109           N/A               N/A         N/A            N/A
   Class C                            19,110         194,556        82,446           841,446      63,846        645,990
   Class R                            86,096         883,618       201,418         2,063,260     406,673      4,099,669
Shares issued to shareholders due to
   reinvestment of distributions:
   Class A                            14,385         146,945        30,226           308,915      11,066        112,734
   Class B                                14             147           N/A               N/A         N/A            N/A
   Class C                             2,157          22,020         5,415            55,286       3,894         39,318
   Class R                            44,709         457,369       138,494         1,417,349     144,632      1,461,612
-----------------------------------------------------------------------------------------------------------------------
                                     355,012       3,636,026     1,057,511        10,793,498   1,144,194     11,565,334
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                           (72,253)       (733,516)     (137,185)       (1,394,119)    (34,362)      (350,679)
   Class B                                --              --           N/A               N/A         N/A            N/A
   Class C                            (9,738)        (99,104)      (32,039)         (327,651)    (19,328)      (195,323)
   Class R                          (173,454)     (1,774,908)     (615,881)       (6,283,336)   (459,618)    (4,647,731)
-----------------------------------------------------------------------------------------------------------------------
                                    (255,445)     (2,607,528)     (785,105)       (8,005,106)   (513,308)    (5,193,733)
-----------------------------------------------------------------------------------------------------------------------
Net increase                          99,567     $ 1,028,498       272,406       $ 2,788,392     630,886    $ 6,371,601
=======================================================================================================================

N/A -- The Fund was not authorized to issue Class B Shares prior to February 1, 1997.

3. Distributions to Shareholders
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                        Maryland
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                 $.0415
  Class B                                                                  .0350
  Class C                                                                  .0365
  Class R                                                                  .0430
================================================================================

Notes to Financial Statements


4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the four months ended May 31, 1997, were as follows:

                                                                        Maryland
--------------------------------------------------------------------------------
Purchases
Investments in municipal securities                                   $3,140,925
Temporary municipal investments                                        2,950,000

Sales:
Investments in municipal securities                                    1,855,220
Temporary municipal investments                                        3,850,000
================================================================================

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had unused capital loss carryforwards of $634,930 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $135,110 of the carryover will expire in the year 2002, $377,963 in the year 2003 and $121,857 in the year 2005.

5. Unrealized Appreciation (Depreciation)
At May 31, 1997, unrealized appreciation aggregated $2,175,267 of which $2,185,636 related to appreciated securities and $10,369 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:


Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The Adviser waived part of its management fees or reimbursed certain expenses of the Fund in order to limit total expenses to .75 of 1% of the average daily net assets, excluding any applicable 12b-1 fees. In addition, the Adviser may also voluntarily reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the four months ended May 31, 1997, the Distributor collected gross sales charges on purchases of Class A Shares of approximately $11,600, of which $11,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


service fees on Class A Shares, all of which were paid to compensate dealers for providing services to shareholders relating to their investments.

During the four months ended May 31, 1997, the Distributor compensated authorized dealers directly with commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The Distributor and its predecessor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                                                        Maryland
--------------------------------------------------------------------------------
Capital paid-in                                                      $56,958,392
Balance of undistributed net investment income                            37,469
Accumulated net realized gain (loss) from investment transactions       (634,930)
Net unrealized appreciation of investments                             2,175,267
--------------------------------------------------------------------------------
Net assets                                                           $58,536,198
--------------------------------------------------------------------------------

8. Investment Composition
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At May 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                       Maryland
-------------------------------------------------------------------------------
Revenue Bonds:
 Housing Facilities                                                         22%
 Health Care Facilities                                                     14
 Transportation                                                             12
 Pollution Control                                                           5
 Lease Rental Facilities                                                     5
 Educational Facilities                                                      4
 Water/Sewer Facilities                                                      2
 Electric Utilities                                                          1
 Other                                                                       4
General Obligation Bonds                                                    19
Escrowed Bonds                                                              12
-------------------------------------------------------------------------------
                                                                           100%
===============================================================================

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                     Operating performance              Less distributions
                                         --------------------------       ----------------------------
                                                                Net
MARYLAND                            Net                realized and       Dividends                             Net        Total
                                  asset                  unrealized       from tax-                           asset       return
                                  value         Net     gain (loss)      exempt net     Distributions         value       on net
Year ending                   beginning  investment            from      investment      from capital        end of        asset
May 31,                       of period   income(b)     investments          income             gains        period     value(a)
--------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 1997(f)                         $10.25        $.16          $  .01           $(.17)           $   --        $10.25         1.63%
 1997(e)                          10.43         .46            (.15)           (.49)               --         10.25         3.06
 1996(e)                           9.60         .48             .85            (.50)               --         10.43        14.07
 1995(c)                           9.84         .20            (.23)           (.21)               --          9.60         (.26)

Class B (3/97)
 1997(d)                          10.29         .10            (.04)           (.10)               --         10.25          .83

Class C (9/94)
 1997(f)                          10.24         .15              --            (.15)               --         10.24         1.43
 1997(e)                          10.42         .39            (.16)           (.41)               --         10.24         2.28
 1996(e)                           9.59         .41             .84            (.42)               --         10.42        13.24
 1995(c)                           9.75         .16            (.15)           (.17)               --          9.59          .12

Class R (12/91)
 1997(f)                          10.26         .17              --            (.17)               --         10.26         1.68
 1997(e)                          10.44         .47            (.14)           (.51)               --         10.26         3.29
 1996(e)                           9.61         .51             .84            (.52)               --         10.44        14.33
 1995(e)                          10.62         .51           (1.01)           (.51)               --          9.61        (4.58)
 1994(e)                           9.91         .51             .72            (.50)             (.02)        10.62        12.71
 1993(e)                           9.53         .44             .39            (.44)             (.01)         9.91         8.96
 1992(c)                           9.53          --              --              --                --          9.53           --
--------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

(a) Total returns are calculated on net asset value without any sales charge.
(b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.
(c) From commencement of class operations as noted through January 31.
(d) From commencement of class operations as noted through May 31.
(e) For year ending January 31.
(f) Four months ending May 31.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                           Ratios/Supplemental data
-------------------------------------------------------------------------------------------

                                     Ratio                             Ratio
                                    of net                            of net
                   Ratio of     investment         Ratio of       investment
                   expenses      income to         expenses        income to
                 to average        average       to average          average
                 net assets     net assets       net assets       net assets
    Net assets       before         before            after            after      Portfolio
 end of period   reimburse-     reimburse-       reimburse-       reimburse-       turnover
(in thousands)         ment           ment          ment(b)          ment(b)           rate
-------------------------------------------------------------------------------------------
       $12,977         1.02%+         4.83%+            .95%+           4.90%+            3%
        11,788         1.12           4.67             1.00             4.79              4
         6,860         1.33           4.41             1.00             4.74             17
         1,605         1.59+          4.67+            1.00+            5.26+            35

           150         1.76+          3.94+            1.70+            4.00+             3

         2,103         1.57+          4.28+            1.50+            4.35+             3
         1,985         1.87           3.93             1.75             4.05              4
         1,438         2.06           3.73             1.75             4.04             17
           860         1.86+          4.44+            1.75+            4.55+            35

        43,306          .82+          5.03+             .75+            5.10+             3
        43,738          .87           4.94              .75             5.06              4
        47,389         1.04           4.78              .75             5.07             17
        42,741          .89           5.14              .75             5.28             35
        47,822          .86           4.74              .75             4.85              4
        28,283         1.02+          4.69+             .75+            4.96+            20
            15           --             --               --               --             --
--------------------------------------------------------------------------------------------

Independent Auditors' Report

To the Board of Trustees and Shareholders of Nuveen Maryland Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Maryland Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of operations, statement of changes in net assets and financial highlights for the other years presented were audited by other auditors whose report, dated March 7, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Maryland Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Information

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama               Michigan
Arizona               Missouri
California            New Jersey
Colorado              New Mexico
Connecticut           New York
Florida               North Carolina
Georgia               Ohio
Kansas                Pennsylvania
Kentucky              South Carolina
Louisiana             Tennessee
Maryland              Virginia
Massachusetts         Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information




Board of Directors

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O.Box 5330
Denver, Co 80217-5330
(800) 621-7227

Legal Counsel
Fried, Frank, Harris, Shriver
& Jacobson
Washington, D.C.

Independent Auditors
Deloitte & Touche LLP
Dayton, Ohio

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

Municipal
Bond Funds


May 31, 1997


Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.









Florida
Florida Intermediate

[PHOTO APPEARS HERE]

Contents

 1  Dear Shareholder

 3  Answering Your Questions

 6  Florida Overview

 8  Florida Intermediate
    Overview

11  Financial Section

52  Shareholder Information

53  Fund Information

Dear Shareholder


[PHOTO OF
Timothy R. Schwertfeger
appears here]

Timothy R. Schwertfeger


It's a pleasure to report to you on the performance of the Nuveen Flagship Florida and Florida Intermediate Municipal Bond Funds. Over the past year, the funds posted sizable gains. For the fiscal year ended May 31, 1997, the value of Class A shares rose 7.59% for the Florida Fund and 7.16% for the Florida Intermediate Fund, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the Florida Fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis. The Florida Intermediate Fund also kept close pace with the 8.17% increase generated by its comparable market measure, the Lehman Brothers 10-Year Municipal Bond Index.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, Class A shareholders were receiving tax-free yields on net asset value of 4.84% for the Florida Fund and 4.34% for the Florida Intermediate Fund. To match this yield, investors in the 31% federal income tax bracket would have had to earn at least 7.01% for the Florida Fund and 6.29% for the Florida Intermediate Fund on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation -- as well as attractive yields -- have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

Answering Your Questions


[PHOTO OF TED NEILD
APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

What are the investment objectives of the funds?

The funds aim to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the funds' after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet the funds' objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected the funds' performance during the year?

The U.S. economy continued to grow exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The funds had the added advantage of

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

operating in a healthy supply environment, where securities were available as needed.

Given this market environment, how did
the funds perform?

The Florida and Florida Intermediate Municipal Bond Funds performed well over the past year, rewarding Class A shareholders with total returns on net asset value for the year of 7.59% and 7.16%, respectively, including price changes and reinvested dividends. Both funds performed well compared with their peer groups. In fact, the Florida Intermediate Fund was ranked number one among 18 Florida intermediate municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

We focused on strengthening the funds' long-term income level by purchasing higher-yielding bonds and maintaining long-term call protection. We also took advantage of the market's recent volatility to purchase attractively priced bonds. In particular, purchases in housing, healthcare and transportation sectors added to the overall strength of the funds.

What is the current status of Florida's municipal market?

Employment and personal income growth in Florida have outpaced the nation since 1991 and recent economic reports note that the state continues to experience job growth, albeit at a more moderate pace. Economists are also predicting another record tourism year for the state. Healthy demand has absorbed Florida's $4.9 billion in municipal issuance through the first half of 1997 and caused a slight tightening in credit spreads.

Florida is facing ongoing challenges relating to financing growth, particularly in its schools. In addition, deregulation of the electric utility industry could adversely affect the Southeast unless certain provisions are included in federal legislation. On the positive side, Miami's financial position has stabilized and its recent five-year recovery plan projects balanced operations for the 1997 fiscal year.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation and many are rebalancing their portfolios by shifting some assets into bonds.

Florida
Overview

------------------------------
Credit Quality
------------------------------
[PIE CHART APPEARS HERE]

AAA/Pre-refunded 65%
BBB/NR 15%
A 10%
AA 10%
------------------------------

------------------------------
Diversification
------------------------------
[PIE CHART APPEARS HERE]

Escrowed Bonds 10%

Municipal

Appropriations 4%

Other 14%

Utility 4%

Hospitals 23%

General Obligations 9%

Water & Sewer 7%

Pollution
Control 11%

Housing
Facilities 15%

Transportation 3%
------------------------------







Fund Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Share Class                                        A        B        C          R
Inception Date                                  6/90     2/97     9/95       2/97
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.60   $10.61   $10.60   $  10.60
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $357,132
-----------------------------------------------------------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           21.22
-----------------------------------------------------------------------------------------------------------------------------------
Duration (years)                                                             8.17
-----------------------------------------------------------------------------------------------------------------------------------

Annualized Total Return/1/
-----------------------------------------------------------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)        B        C          R
-----------------------------------------------------------------------------------------------------------------------------------
1-Year                                7.59%     3.07%    7.02%    7.00%      7.66%
-----------------------------------------------------------------------------------------------------------------------------------
5-Year                                6.66%     5.75%    6.08%    6.08%      6.67%
-----------------------------------------------------------------------------------------------------------------------------------
Since Inception                       7.63%     6.97%    7.04%    7.04%      7.64%
-----------------------------------------------------------------------------------------------------------------------------------

Tax-Free Yields
-----------------------------------------------------------------------------------------------------------------------------------
Share Class                          A(NAV)  A(Offer)          B        C           R
Dist Rate                             5.22%     5.00%      4.47%    4.68%       5.42%
-----------------------------------------------------------------------------------------------------------------------------------
SEC 30-Day Yld                        4.84%     4.64%      4.09%    4.29%       5.04%
-----------------------------------------------------------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  7.01%     6.72%      5.93%    6.22%       7.30%
-----------------------------------------------------------------------------------------------------------------------------------

 1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.02%, 5.92%, and 7.04%, respectively.

2 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     Nuveen Flagship Florida Municipal Bond Fund
                                                      May 31, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

                   Lehman
                  Brothers        Nuveen Flagship        Nuveen Flagship
                 Municipal       Florida Municipal    Florida Municipal Bond
                Bond Index        Bond Fund (NAV)          Fund (offer)

June-90         $ 10,000.00         $ 10,000.00            $  9,580.00
 May-91           10,911.83           10,940.82              10,481.30
 May-92           11,983.85           12,083.06              11,575.58
 May-93           13,417.55           13,591.01              13,020.18
 May-94           13,748.86           13,862.73              13,280.50
 May-95           15,000.90           15,031.88              14,400.55
 May-96           15,686.54           15,503.43              14,852.29
 May-97           17,130.98           16,679.66              15,979.12

Lehman Brothers Municipal Bond Index                 $17,131
Nuveen Flagship Florida Municipal Bond Fund (NAV)    $16,680
Nuveen Flagship Florida Municipal Bond Fund (Offer)  $15,979

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996                     1997            Capital Gain
JUNE           0.04639     JANUARY      0.04857   0.00097
JULY           0.04794     FEBRUARY     0.0461
AUGUST         0.04794     MARCH        0.0461
SEPTEMBER      0.04598     APRIL        0.0461
OCTOBER        0.04717     MAY          0.0461
NOVEMBER       0.04533
DECEMBER       0.04684

Capital Gain

Florida Intermediate
Overview

Credit Quality

[PIE CHART APPEARS HERE]

AAA/Pre-refunded             68%
BBB/NR                       14%
A                             9%
AA                            9%

--------------------------------

Diversification

   [PIE CHART APPEARS HERE]

General Obligations          20%
Utilities                     3%
Hospitals                     8%
Tax Revenue                  19%
Municipal Appropriations      3%
Transportation               11%
Water & Sewer                10%
Other                         5%
Escrowed Bonds               13%

--------------------------------


Fund Highlights
========================================================================
Share Class                                        A        C         R
Inception Date                                  2/94     2/94      2/97
------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.09   $10.08   $ 10.11
------------------------------------------------------------------------

------------------------------------------------------------------------
Total Net Assets ($000)                                         $16,198
------------------------------------------------------------------------
Average Weighted Maturity (years)                                  8.92
------------------------------------------------------------------------
Duration (years)                                                    6.7
------------------------------------------------------------------------

Annualized Total Return/1/
========================================================================
Share Class                          A(NAV)  A(Offer)        C         R
1-Year                                7.16%     2.66%    6.47%     7.42%
------------------------------------------------------------------------
Since Inception                       5.85%     4.50%    5.25%     5.93%
------------------------------------------------------------------------

Tax-Free Yields
========================================================================
Share Class                          A(NAV)  A(Offer)        C         R
Dist Rate                             4.61%     4.48%    4.07%     4.81%
------------------------------------------------------------------------
SEC 30-Day Yld                        4.34%     4.21%    3.90%     4.61%
------------------------------------------------------------------------
Taxable Equiv Yld/2/                  6.29%     6.10%    5.65%     6.68%
------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class C and R shares have no initial sales charge. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC.

2 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                        Nuveen Flagship Florida Intermediate Municipal Bond Fund
                                                      May 31, 1997 Annual Report


*The Index Comparison shows change in value of a $10,000 investment in the A
 Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (3.0%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]


                         Nuveen Flagship
           Lehman            Florida            Nuveen Flagship
          Brothers        Intermediate       Florida Intermediate
         Municipal       Municipal Bond       Municipal Bond Fund
Date    Bond Index          Fund(NAV)               (offer)
2/94    $ 10,000.00      $ 10,000.00             $  9,700.00
4/94    $  9,674.54      $  9,962.11             $  9,663.24
4/95    $ 10,318.24      $ 10,572.70             $ 10,255.52
4/96    $ 11,138.50      $ 11,299.82             $ 10,960.82
4/97    $ 11,912,00      $ 12,084.00             $ 11,576.00

Lehman Brothers 10-Year Municipal Bond Index                      $11,912
Nuveen Flagship Florida Intermediate Municipal Bond Fund (NAV) $12,084 Nuveen Flagship Florida Intermediate Municipal Bond Fund (Offer) $11,576

Past performance is not predictive of future performance.

Dividend History (A Shares)

[BAR CHART APPEARS HERE]

         1996            Capital Gain          1997
JUNE           0.03811                  JANUARY      0.03949
JULY           0.03939                  FEBRUARY     0.0388
AUGUST         0.03939                  MARCH        0.0388
SEPTEMBER      0.03811                  APRIL        0.0388
OCTOBER        0.03939                  MAY          0.0388
NOVEMBER       0.03811
DECEMBER       0.03939   0.0174

Capital Gain

                               Financial Section


    Contents

12  Portfolio of Investments

29  Statement of Net Assets

30  Statement of Operations

31  Statement of Changes in Net Assets

33  Notes to Financial Statements

41  Financial Highlights

46  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Florida

  Principal                                                                   Optional Call                   Market
     Amount     Description                                                     Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Education -- 0.1%

$   300,000     Brevard County, Florida, Educational Facilities Authority      11/02 at 102         BBB   $  315,240
                  Revenue, Refunding and Improvement, Florida
                  Institute of Technology, 6.875%, 11/01/22
--------------------------------------------------------------------------------------------------------------------
                Escrowed to Maturity -- 0.9%

  1,500,000     Dade County, Florida, Health Facilities Authority,             No Opt. Call         AAA    1,525,395
                  Hospital Revenue, Baptist Hospital Of Miami
                  Project, Series A, 5.750%, 5/01/21

  1,160,000     Florida State Board Education, Capital Outlay,                 No Opt. Call         AAA    1,189,441
                  Series C, 7.100%, 6/01/07

    335,000     Florida State Board Education, Capital Outlay,                 No Opt. Call         AAA      466,360
                  9.125%, 6/01/14
--------------------------------------------------------------------------------------------------------------------
                Health Care -- 4.8%

                Jacksonville, Florida, Health Facilities Authority,
                Industrial Development Revenue, National Benevolent,
                Cypress Village, Series A:
    345,000       6.125%, 12/01/16                                             12/06 at 102        Baa1      348,488
  1,000,000       6.250%, 12/01/26                                             12/06 at 102        Baa1    1,013,750

  8,000,000     Palm Beach County, Florida, Health Facilities,                 11/06 at 102          A-    7,816,480
                  Authority Revenue, Retirement Community, Adult
                  Communities Total Services Inc., 5.625%, 11/15/20

  4,000,000     Palm Beach County, Florida, Industrial Development             12/06 at 102          A+    4,182,560
                  Revenue, Lourdes, Noreen McKeen Residence,
                  Geriatric Care Inc., 6.625%, 12/01/26

                Sarasota County, Florida, Health Facility Authority
                Revenue Refunding, Health Facilities, Sunnyside
                Properties:
    855,000       5.500%, 5/15/01                                              No Opt. Call         N/R      856,479
    540,000       5.500%, 5/15/02                                              No Opt. Call         N/R      538,137
    570,000       5.500%, 5/15/03                                              No Opt. Call         N/R      564,009
    600,000       5.500%, 5/15/04                                              No Opt. Call         N/R      590,130
    170,000       5.500%, 5/15/05                                              No Opt. Call         N/R      168,485
  1,000,000       6.000%, 5/15/10                                               5/06 at 102         N/R      997,560
--------------------------------------------------------------------------------------------------------------------
                Hospitals -- 18.2%

  2,480,000     Dade County, Florida, Public Facilities Revenue                 6/03 at 102         AAA    2,267,191
                  Refunding, Jackson Memorial Hospital, Series A,
                  4.875%, 6/01/15

  2,735,000     Dade County, Florida, Health Facilities Authority               8/00 at 102          A1    2,918,491
                  Revenue Refunding, Catholic Health and
                  Rehabilitation Inc., Series P, 7.125%, 8/15/09

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

  Principal                                                                   Optional Call                   Market
     Amount     Description                                                     Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Hospitals -- continued
                Escambia County, Florida, Health Facilities, Authority
                Health Facility Revenue Refunding, Azalea Trace Inc.:
$ 1,000,000       6.000%, 1/01/15                                               1/07 at 102         N/R  $   990,300
  1,595,000       6.100%, 1/01/19                                               1/07 at 102         N/R    1,578,492

  1,750,000     Jacksonville, Florida, Health Facilities Authority,             6/01 at 102         AAA    1,898,628
                  Hospital Revenue, New Childrens Hospital At
                  Baptist, 7.000%, 6/01/21

  3,000,000     Jacksonville, Florida, Health Facilities Authority,            11/01 at 102         AA+    3,284,220
                  Hospital Revenue Refunding, Facilities, St. Lukes
                  Hospital Association Project, 7.125%, 11/15/20

  6,000,000       Lakeland, Florida, Hospital System Revenue, Lakeland         11/06 at 102         AAA    5,666,100
                    Regional Medical Center, Series A,
                    5.250%, 11/15/25

  2,100,000       Lee County, Florida, Hospital Board Directors, Hospital       4/07 at 102         AAA    2,098,614
                    Revenue, Lee Memorial Health System, Series A,
                    5.625%, 4/01/16

  2,320,000       Martin County, Florida, Health Facilities Authority,         11/00 at 102         AAA    2,539,054
                    Hospital Revenue Refunding, Martin Memorial
                    Hospital, Series A, 7.125%, 11/15/04

  1,000,000       Martin County, Florida, Health Facilities Authority,         11/00 at 102         AAA    1,083,270
                    Hospital Revenue, Martin Memorial Hospital
                    South Project, Series B, 7.100%, 11/15/20

                  North Broward Florida Hospital District, Revenue
                  Refunding and Improvement:
  1,000,000         5.250%, 1/15/17                                             1/07 at 101         AAA      959,150
  3,000,000         5.375%, 1/15/24                                             1/07 at 101         AAA    2,892,900

  1,295,000       North Miami, Florida, Health Facilities Authority,            9/00 at 102          A+    1,413,428
                    Health Facility Revenue, Villa Maria Housing,
                    Series B, Bon Secours, 7.500%, 9/01/12

  2,500,000       Orange County, Florida, Health Facilities Authority          11/01 at 102         AAA    2,716,400
                    Revenue, Hospital, Adventist Health/Sunbelt,
                    Series A, 6.875%, 11/15/15

  2,500,000       Orange County, Florida, Health Facilities Authority          11/01 at 102         AAA    2,704,075
                    Revenue, Hospital, Adventist Health/Sunbelt,
                    Series B, 6.750%, 11/15/21

 11,895,000       Orange County, Florida, Health Facilities Authority          11/05 at 102         AAA   11,243,511
                    Revenue Refunding, Hospital, Adventist Health System,
                    5.250%, 11/15/20

Portfolio of Investments
Nuveen Flagship Florida--continued


 Principal                                                                    Optional Call                 Market
    Amount      Description                                                     Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------

                Hospitals -- continued
$2,070,000      Orange County, Florida, Health Facilities Authority            No Opt. Call         AAA   $2,270,273
                  Revenue, Orlando Regional Healthcare,
                  Series A, 6.250%, 10/01/18

 5,455,000      Orange County, Florida, Health Facilities Authority            No Opt. Call         AAA    6,003,609
                  Revenue Refunding, Orlando Regional
                  Healthcare, Series C, 6.250%, 10/01/21

 1,550,000      Osceola County, Florida, Industrial Development                 5/01 at 102         AAA    1,666,049
                  Authority Revenue, Evangelical Lutheran Soc
                  Project, 6.750%, 5/01/16

 1,000,000      St. Johns County, Florida, Industrial Development               8/02 at 102          A2    1,000,650
                  Authority, Hospital Revenue, Flagler Hospital
                  Project, 6.000%, 8/01/22

   630,000      St. Petersburg, Florida, Health Facilities Authority           12/01 at 102         AAA      688,061
                  Revenue, Allegany Health, Series A,
                  7.000%, 12/01/15

 2,000,000      St. Petersburg, Florida, Health Facilities Authority           12/01 at 102         AAA    2,164,420
                  Revenue, Allegany Health System, St. Anthonys,
                  6.750%, 12/01/21

 1,610,000      St. Petersburg, Florida, Health Facilities Authority           12/01 at 102         AAA    1,758,378
                  Revenue, Allegany Health System, St. Marys,
                  7.000%, 12/01/21

                Tampa Florida Revenue, Allegany Health System,
                St. Joseph:
 1,000,000        6.750%, 12/01/17                                             12/01 at 102         AAA    1,082,210
 2,000,000        6.500%, 12/01/23                                             12/04 at 102         AAA    2,160,420
--------------------------------------------------------------------------------------------------------------------
                Housing/Multi Family -- 7.2%

   600,000      Broward County, Florida, Housing Finance Authority,             2/05 at 102         AAA      643,926
                  Multifamily Housing Revenue Refunding, Lakeside
                  Apartments Project, 7.000%, 2/01/25

   250,000      Broward County, Florida, Housing Finance Authority,             8/06 at 102         AAA      258,113
                  Multifamily Housing Revenue Refunding,
                  Boardwalk Apartments Project, 6.200%, 8/01/16

 2,700,000      Duval County, Florida, Housing Finance Authority,               4/05 at 102        BBB+    2,786,346
                  Multifamily Housing Revenue Refunding,
                  Greentree Place Project, 6.750%, 4/01/25

   750,000      Florida Housing Finance Agency, Refunding, General              6/02 at 103         AAA      771,720
                  Mortgage, Series A, 6.400%, 6/01/24

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

 Principal                                                                    Optional Call                   Market
    Amount      Description                                                     Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Housing/Multi Family -- continued
                Florida Housing Finance Agency, Antigua Club
                Apartments, Series A:
$1,000,000        6.750%, 8/01/14                                               2/05 at 102         AAA   $1,064,120
 5,000,000        6.875%, 8/01/26                                               2/05 at 102         AAA    5,290,600

 1,115,000      Florida Housing Finance Agency, Brittany Rosemont               2/05 at 102         AAA    1,179,804
                  Apartments, Series C, 6.875%, 8/01/26

                Florida Housing Finance Agency, Refunding,
                Vinyards Project, Series H:
 1,260,000        6.400%, 11/01/15                                             11/05 at 102        BBB+    1,277,123
 1,660,000        6.500%, 11/01/25                                             11/05 at 102        BBB+    1,686,245

 2,000,000      Florida Housing Finance Agency, Refunding,                      8/06 at 102         AAA    2,064,900
                  Multifamily Housing, Series C, 6.200%, 8/01/16

 3,500,000      Florida Housing Finance Agency, Housing, Villas of             10/06 at 102         AAA    3,571,435
                  Capri Project, Series H, 6.100%, 4/01/17

 1,000,000      Florida Housing Finance Agency, Leigh Meadows                   9/06 at 102         AAA    1,018,440
                  Apartments, Series N, 6.300%, 9/01/36

 1,000,000      Florida Housing Finance Agency, Housing, Stoddert               9/06 at 102         AAA    1,018,440
                  Arms Apartments, Series O, 6.300%, 9/01/36

 700,000        Florida Housing Finance Agency, Housing Revenue,               12/06 at 102         AAA      700,000
                  The Landing At the Sea Apartment Project, Series Q,
                  6.050%, 12/01/36

 1,440,000      Florida Housing Finance Agency, Multifamily Housing,            6/99 at 103         AAA    1,522,915
                  Driftwood Terrace, Series I, 7.650%, 12/20/31

 1,000,000      Orange County, Florida, Housing Finance Authority,             10/01 at 101        BBB+    1,027,470
                  Housing Revenue, Multifamily, Ashley Point
                  Apartments, Series A, 7.100%, 10/01/24
--------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 7.3%

                Broward County Florida Housing Finance Authority
                Revenue, Home Mortgage Series A:
 4,885,000        0.000%, 4/01/16                                              No Opt. Call        AAA       728,793
 1,780,000        7.900%, 3/01/23                                               3/00 at 102        AAA     1,868,715

 1,890,000      Clay County, Florida, Housing Finance Authority                 3/05 at 102        Aaa     1,944,602
                  Revenue, Single Family Mortgage,
                  6.550%, 3/01/28

                Dade County, Florida, Housing Finance Authority,
                Single Family Mortgage Revenue, Series B:
 265,000          7.750%, 3/01/17                                               9/00 at 102       Aaa        279,795
 745,000          7.250%, 9/01/23                                               3/01 at 102       Aaa        779,702

Portfolio of Investments
Nuveen Flagship Florida -- continued


 Principal                                                                     Optional Call                 Market
    Amount      Description                                                      Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- continued

$1,005,000      Dade County, Florida, Housing Finance Authority,                 12/01 at 102       AAA   $1,062,667
                  Single Family Mortgage Revenue Refunding,
                  Series D, 6.950%, 12/15/12

    40,000      Dade County, Florida, Housing Finance Authority,                  3/01 at 102       Aaa       42,016
                  Single Family Mortgage Revenue Refunding,
                  Series E, 7.000%, 3/01/24

 1,000,000      Dade County, Florida, Housing Finance Authority,                  4/05 at 102       AAA    1,036,300
                  Single Family Mortgage Revenue,
                  6.700%, 4/01/28

   400,000      Duval County, Florida, Housing Finance Authority,                 6/00 at 102       Aaa      421,496
                  Single Family Mortgage Revenue Refunding,
                  Series B, 7.500%, 6/01/15

   200,000      Duval County, Florida, Housing Finance Authority,                 6/00 at 102       Aaa      210,952
                  Single Family Mortgage Revenue, Series A,
                  7.850%, 12/01/22

   465,000      Duval County, Florida, Housing Finance Authority,                 9/00 at 103       AAA      494,820
                  Single Family Mortgage Revenue, Series C,
                  7.650%, 9/01/10

   725,000      Duval County, Florida, Housing Finance Authority,                10/04 at 102       Aaa      750,491
                  Single Family Mortgage Revenue, GNMA
                  Mortgage Backed Security Program,
                  6.550%, 10/01/15

 1,690,000      Escambia County, Florida, Housing Finance Authority,              4/01 at 102       Aaa    1,776,883
                  Single Family Mortgage Revenue, Series A,
                  7.400%, 10/01/23

   325,000      Escambia County, Florida, Housing Finance Authority,             10/02 at 102       Aaa      338,767
                  Single Family Mortgage Revenue, Multi-County
                  Program, Series A, 6.900%, 4/01/20

   630,000      Escambia County, Florida, Housing Finance Authority,              4/05 at 102       AAA      658,205
                  Single Family Mortgage Revenue Refunding,
                  Multi County Program, 6.950%, 10/01/27

                Florida Housing Finance Agency, Refunding, Single
                Family Mortgage, Series A:
 1,380,000        6.250%, 7/01/11                                                 7/04 at 102       AAA    1,432,178
   715,000        6.550%, 7/01/14                                                 1/05 at 102       AAA      740,669
   715,000        6.650%, 1/01/24                                                 1/05 at 102       AAA      741,598

   390,000      Leon County, Florida, Housing Finance Authority,                  4/01 at 102       Aaa      408,174
                  Single Family Mortgage Revenue, Multi County
                  Program, Series A, 7.300%, 4/01/21

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


  Principal                                                                 Optional Call                       Market
     Amount     Description                                                   Provisions*   Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- continued

$ 3,000,000     Leon County, Florida, Housing Finance Authority,             No Opt. Call         AAA       $3,306,060
                  Single Family Mortgage Revenue, Multi County
                  Program, Series B, 7.300%, 1/01/28

    845,000     Manatee County, Florida, Housing Finance                     11/05 at 105         Aaa          925,545
                  Authority, Mortgage Revenue, Single
                  Family, Sub Series 3, 7.600%, 11/01/26

  1,185,000     Orange County, Florida, Housing Finance                       5/99 at 103         Aaa        1,256,242
                  Authority, Mortgage Revenue, Series B,
                  8.100%, 11/01/21

    280,000     Orange County, Florida, Housing Finance                       7/00 at 103         AAA          297,142
                  Authority, Mortgage Revenue Refunding,
                  Series A, 7.600%, 1/01/24

  1,055,000     Palm Beach County, Florida, Housing                           9/00 at 103         Aaa        1,117,920
                  Finance Authority, Single Family Mortgage
                  Purchase Revenue, Series B,
                  7.600%, 3/01/23

  2,000,000     Pinellas County, Florida, Housing Finance                     2/05 at 102         AAA        2,076,280
                  Authority, Single Family Mortgage
                  Revenue, Multi County Program, Series A,
                  6.650%, 8/01/21

  1,160,000     Polk County, Florida, Housing Finance                         3/01 at 102         Aaa        1,219,346
                  Authority, Refunding, Series A,
                  7.150%, 9/01/23
----------------------------------------------------------------------------------------------------------------------
                Industrial Development and Pollution Control -- 10.9%

  6,000,000     Citrus County, Florida, Pollution Control                    1/02 at 102           A+        6,448,020
                  Revenue Refunding, Florida Power
                  Corporation Crystal River, Series A,
                  6.625%, 1/01/27

    750,000     Clay County, Florida, Development Authority,                  7/02 at 102         AA-          800,415
                  Industrial Development Revenue Refunding,
                  Cargill Inc. Project, 6.400%, 3/01/11

                Escambia County, Florida, Pollution Control
                Control Revenue, Champion International
                Corporation Project:
  5,500,000       6.900%, 8/01/22                                             8/04 at 102        Baa1        5,876,585
  8,350,000       6.400%, 9/01/30                                             9/06 at 102        Baa1        8,647,093

Portfolio of Investments
Nuveen Flagship Florida--continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- continued

        $   2,500,000    Hillsborough County, Florida, Industrial Development   8/01 at 103          AA  $ 2,851,750
                           Authority Pollution Control Revenue Refunding,
                           Tampa Electric Company Project, Series 91,
                           7.875%, 8/01/21

              600,000    Jacksonville, Florida, Industrial Development          3/02 at 102         AA-      635,076
                           Revenue Refunding, Cargill Inc. Project,
                           6.400%, 3/01/11

              375,000    Jacksonville, Florida, Water and Sewer Development     6/02 at 102           A      400,448
                           Revenue, Jacksonville Suburban Utilities
                           Corporation Project, 6.750%, 6/01/22

            2,000,000    Martin County, Florida, Pollution Control Revenue      7/00 at 102         AAA    2,168,760
                           Refunding, Florida Power and Light Company
                           Project, 7.300%, 7/01/20

            1,500,000    Nassau County, Florida, Pollution Control Revenue      7/03 at 102        BBB+    1,526,580
                           Refunding, Itt Rayonier Inc. Project,
                           6.200%, 7/01/15

            4,000,000    Pinellas County, Florida, Pollution Control Revenue    6/01 at 102         AA-    4,318,480
                           Refunding, Florida Power Corporation Anclote and
                           Bartow, 7.200%, 12/01/14

                          St. Lucie County, Florida, Solid Waste Disposal
                          Revenue, Florida Power and Light Company Project:
            3,000,000       7,150%, 2/01/23                                     2/01 at 102         AA-    3,217,530
            2,000,000       6.700%, 5/01/27                                     5/02 at 102         AA-    2,140,520
--------------------------------------------------------------------------------------------------------------------
                          Municipal Appropriation Obligations -- 4.5%
                          Brevard County, Florida, School Board Certificates
                          of Participation, Series A, Refunding:
              500,000       5.400%, 7/01/11                                    No Opt. Call         AAA      506,830
              500,000       5.400%, 7/01/12                                    No Opt. Call         AAA      504,555

            3,100,000     Brevard County, Florida, School Board Certificates    7/06 at 102         AAA    3,041,038
                            of Participation, Series B, Refunding,
                            5.500%, 7/01/21

            5,425,000     Dade County, Florida, School Board Certificates of    5/06 at 101         AAA    5,314,818
                          Participation, Series A, 5.500%, 5/01/25

              190,000     Escambia County, Florida, School Board Certificates   2/02 at 100         AAA      200,138
                            of Participation, 6.375%, 2/01/12

            1,500,000     Florida State Department of Corrections, Certificates 3/04 at 102          A+    1,550,880
                            of Participation, Gadsen County Correctional
                            Facility,  6.000%, 3/01/14

Nuveen Municipal Bond Funds
May 31, 1997 Annual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations -- continued

       $    4,115,000    Orange County, Florida, School Board Certificates      8/07 at 101         Aaa   $3,960,976
                           of Participation, Refunding, Series A,
                           5.375%, 8/01/22

            1,000,000    Palm Beach County, Florida, School Board Certificates  8/04 at 101         AAA    1,067,370
                           of Participation, Series A, 6.375%, 8/01/15
                           Municipal Revenue/Other -- 3.0%
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Other - 3.0%

            3,105,000    Gulf Breeze, Florida, Revenue, Local Government,      12/99 at 102         AAA    3,395,752
                           Series E, 7.750%, 12/01/15

            1,000,000    Gulf Breeze, Florida, Revenue, Local Government       12/11 at 100         AAA    1,030,530
                           Loan, Series B, 5.900%, 12/01/15

            5,000,000    Hernando County, Florida, Revenue, Criminal           No Opt. Call         AAA    6,312,050
                           Justice Complex Financing Program,
                           7.650%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Transportation -- 3.1%

            1,000,000    Dade County, Florida, Aviation Revenue, Series B,     10/02 at 102         AAA    1,073,690
                           6.550%, 10/01/13

            1,000,000    Hillsborough County, Florida, Aviation Authority      10/06 at 102         AAA    1,017,300
                           Revenue, Tampa International Airport, Series B,
                           5.875%, 10/01/23

            2,335,000    Palm Beach County, Florida Airport System             No Opt. Call         AAA    2,537,865
                           Revenue Refunding, 7.500%, 10/01/00

                         Sanford, Florida, Airport Authority, Industrial
                         Development Revenue, Central Florida Terminals
                         Inc. Project, Series A:
            3,000,000      7.500%, 5/01/15                                      5/06 at 102         N/R    3,025,290
            3,270,000      7.750%, 5/01/21                                      5/06 at 102         N/R    3,311,693
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility -- 4.1%

            2,000,000    Escambia County, Florida, Utilities Authority,        No Opt. Call         AAA      745,620
                           Utility System Revenue, Series B,
                           0.000%, 1/01/15

            1,500,000    Gainesville, Florida, Utilities System Revenue,       10/06 at 102          AA    1,424,040
                           Refunding, Series A, 5.200%, 10/01/22

              470,000    Jacksonville, Florida, Electric Authority Revenue,    10/97 at 101 1/2     Aa1      482,432
                           Series A, 7.500%, 10/01/02

            1,000,000    Lakeland, Florida, Electric and Water Revenue         No Opt. Call         AAA    1,074,410
                           Refunding and Improvement, Junior Sub Lien,
                           Series B, 6.000%, 10/01/12

Portfolio of Investments
Nuveen Flagship Florida--continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility -- continued

                         Manatee County, Florida, Public Utilities Revenue
                           Refunding and Improvement, Series C:
           $1,850,000      0.000%, 10/01/08                                    No Opt. Call         AAA   $1,021,311
            2,800,000      0.000%, 10/01/09                                    No Opt. Call         AAA    1,449,336

            1,000,000    Orlando, Florida, Utilities Commission, Water and     No Opt. Call          Aa    1,167,350
                           Electric Revenue Refunding, Sub Series D,
                           6.750%, 10/01/17

            1,250,000    Orlando, Florida, Utilities Commission, Water and     10/02 at 102          Aa    1,269,500
                           Electric Revenue, Sub, Series A, 6.000%, 10/01/20

            6,000,000    Polk County, Florida, Industrial Development          12/06 at 102        A-1+    6,012,420
                            Authority, Solid Waste Disposal Facility Revenue,
                            Tampa Electric Company Project, 5.850%, 12/01/30
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Water and Sewer -- 6.8%

            3,750,000    Auburndale, Florida, Water and Sewer Revenue,         12/05 at 102         AAA    3,556,500
                           Refunding, 5.250%, 12/01/25

            1,000,000    Callaway/Bay County, Florida, Wastewater System        9/99 at 100         AAA    1,037,610
                           Revenue, Series A, 6.000%, 9/01/26

            1,000,000    Charlotte County, Florida, Utility Revenue,           10/97 at 100         AAA    1,002,510
                           Refunding, Series A, 6.200%, 10/01/23

                         Dade County, Florida, Water and Sewer System
                         Revenue:
            3,000,000      5.250%, 10/01/21                                    10/07 at 101         AAA    2,878,470
            7,500,000      5.250%, 10/01/26                                    10/07 at 101         AAA    7,138,950

            1,000,000    Davie, Florida, Water and Sewer Revenue, Refunding    10/02 at 102         AAA    1,056,100
                           and Improvement, 6.250%, 10/01/17

              600,000    Daytona Beach, Florida, Water and Sewer Revenue,      11/02 at 102         AAA      621,288
                           Refunding, 6.000%, 11/15/14

            2,250,000    Hillsborough County, Florida, Utility Refunding        8/01 at 102         AAA    2,430,158
                           Revenue, Series A, FSA, CRS, 6.500%, 8/01/16

            3,500,000    Hillsborough County, Florida, Utility Refunding        8/01 at 102         AAA    3,780,245
                           Revenue, Series B, 6.500%, 8/01/16

              250,000    Jupiter, Florida, Water Revenue, Series B,            10/01 at 102         AAA      262,688
                           6.250%, 10/01/18

                                                                                                         Nuveen Municipal Bond Funds
                                                                                                          May 31, 1997 Annual Report
             Principal                                                               Optional Call                           Market
                Amount     Description                                                 Provisions*     Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
                           Municipal Revenue/Water and Sewer -- continued

          $    500,000     Orange County, Florida, Water and Wastewater                4/02 at 102           AAA         $  525,875
                             Revenue Refunding, 6.250%, 10/01/17

               165,000     Tampa, Florida, Water and Sewer Revenue,                   10/02 at 101           AAA            170,061
                             Series A, 6.000%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
                           Non-State General Obligations -- 4.6%

             2,990,000     Hillsborough County, Florida, Refunding,                    7/02 at 102             A          3,155,825
                             Environmentally Sensitive LDS
                             Acquisition and Protection, 6.250%, 7/01/08

             7,000,000     New York City, Series G, 5.750%, 2/01/20                2/06 at 101 1/2          BBB+          6,779,850

             1,000,000     New York, New York, Refunding Series F,                 8/06 at 101 1/2          BBB+            982,590
                             5.875%, 8/01/24

             5,000,000     Sunrise Lakes, Florida, Phase 4 Recreation                  8/05 at 102          BBB-          5,406,450
                             District, Series A, 6.750%, 8/01/24
-----------------------------------------------------------------------------------------------------------------------------------
                           Pre-refunded -- 9.4%***

             1,925,000     Boynton Beach, Florida, Water and Sewer                    11/00 at 102           AAA          2,137,289
                             Revenue, Utility, 7.400%, 11/01/15

             1,500,000     Broward County, Florida, School Board                       7/00 at 102           AAA          1,641,315
                             Certificates of Participation, Series A,
                             7.125%, 7/01/10

               250,000     Dade County, Florida, Health Facilities                    10/99 at 102           AAA            269,270
                             Authority Hospital Revenue Refunding,
                             South Miami Hospital, 7.000%, 10/01/18

               300,000     Dade County, Florida, Health Facilities                     8/02 at 102           AAA            330,180
                             Authority, Hospital Revenue Refunding,
                             North Shore Medical Center Project,
                             6.500%, 8/15/15

               310,000     Escambia County, Florida, School Board Certificates         2/02 at 100           AAA            332,661
                             of Participation, 6.375%, 2/01/12

             5,000,000     Florida State Board Education Capital Outlay,               6/01 at 101           AAA          5,434,000
                             Public Education, Series B, 6.700%, 6/01/22

             2,000,000     Florida State Board Education Capital Outlay,               6/02 at 101           Aaa          2,193,680
                             Public Education Capital Outlay, Series 91C,
                             6.625%, 6/01/17

             1,000,000     Hillsborough County, Florida, Port District Revenue,       12/00 at 102          Baa1          1,135,300
                             Tampa Port Authority, 8.250%, 6/01/09

Portfolio of Investments
Nuveen Flagship Florida--continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Pre-refunded--continued

           $  250,000    Hillsborough County, Florida, Capital Improvement    12/00 at 102            A   $  266,140
                         Revenue, Museum of Science and Industry,
                         6.400%, 1/01/12

            1,635,000    Hillsborough County, Florida, Utility Refunding       8/01 at 102         BBB+    1,806,953
                         Revenue, Refunding, Series A, 7.000%, 8/01/14


              250,000    Hollywood, Florida, Water and Sewer Revenue,         10/01 at 102          AAA      276,890
                         6.875%, 10/01/21

            1,810,000    Jacksonville, Florida, Electric Authority Revenue,   10/00 at 101 1/2      Aaa    1,975,814
                         Bulk Power Supply (Scherer 4 Project),
                         Series 1991A, 7.000%, 10/01/12

            1,500,000    Lady Lake, Florida, Industrial Development Revenue,    7/00 at 102         N/R    1,741,140
                         Sunbelt Utilities Inc. Project,  9.625%, 7/01/15

            1,050,000    Naples, Florida, Hospital Revenue, Naples Community   10/00 at 102         AAA    1,156,134
                         Hospital Inc. Project, Refunding, 7.200%, 10/01/19

              250,000    North Broward, Florida, Hospital District Hospital     1/02 at 102         AAA      270,443
                         Revenue Refunding, 6.250%, 1/01/12

            3,400,000    North Springs Improvement District, Florida Water     10/01 at 102         N/R    3,923,430
                         and Sewer Revenue, 8.000%, 10/01/16

              145,000    Orange County, Florida, Sales Tax Revenue,             1/00 at 102         AAA      153,617
                         6.125%, 1/01/19

            1,750,000    Orange County, Florida, Tourist Development Tax       10/00 at 102         AAA    1,931,300
                         Revenue, 7.250%, 10/01/10

            1,750,000    Palm Beach County, Florida, Criminal Justice           6/00 at 102         AAA    1,917,755
                         Facilities Revenue, 7.250%, 6/01/11

            1,425,000    Puerto Rico Electric Power Authority, Formerly         7/01 at 102         Aaa    1,584,557
                         Puerto Rico Commonwealth, Water Resource
                         Authority Power, Series P, 7.000%, 7/01/21

            2,500,000    Seminole County, Florida, School Board Certificates    7/04 at 101         AAA    2,813,250
                         of Participation, Series B, 6.750%, 7/01/14

              335,000    Tampa, Florida, Water and Sewer Revenue, Series A,    10/02 at 101         AAA      359,324
                         6.000%, 10/01/17
----------------------------------------------------------------------------------------------------------------------------
                         Resource Recovery -- 2.0%

            4,395,000    Broward County, Florida, Resouce Recovery Revenue,    12/99 at 103           A    4,789,539
                         Broward Company LP South Project,
                         7.950%, 12/01/08

            2,125,000    Lee County, Florida, Solid Waste System Revenue,     10/01 at 102          AAA    2,319,905
                         Series A, 7.000%, 10/01/11


                                                                                 Nuveen Municipal Bond Funds
                                                                                  May 31, 1997 Annual Report

  Principal                                                        Optional Call                       Market
     Amount    Description                                           Provisions*   Ratings**            Value
-------------------------------------------------------------------------------------------------------------
               Special Tax Revenue -- 7.4%

$10,730,000    Dade County, Florida, Professional Sports            10/05 at 102         AAA      $10,126,330
                 Franchise Facilities Tax Revenue,
                 5.250%, 10/01/30

    255,000    Dade County, Florida, Special Obligation,             4/04 at 102          A3          272,506
                 Courthouse Center Project,
                 6.300%, 4/01/14

  4,585,000    Dade County, Florida, Special Obligation,            10/06 at 102         AAA        4,155,844
                 Refunding, Series B, 5.000%, 10/01/35

  5,835,000    Dade County, Florida, Special Obligation,            No Opt. Call         AAA        3,428,938
                 Refunding, Series B, 0.000%, 10/01/07

    250,000    Jacksonville, Florida, Excise Tax Revenue,           10/02 at 102         AAA          271,993
                 Refunding, 6.500%, 10/01/13

  1,010,000    Martin County, Florida, Special Assessment           11/05 at 100          A2        1,035,855
                 Revenue, Tropical Farms Water,
                 5.900%, 11/01/11

  1,000,000    Miami Beach, Florida, Redevelopment Agency,          12/04 at 102         BBB          970,450
                 Tax Increment Revenue, City Center, Historic
                 Convention Village, 5.875%, 12/01/22

  1,000,000    Palm Beach County, Florida, Criminal Justice         No Opt. Call         AAA        1,018,760
                 Facilities Revenue, Refunding, 5.375%, 6/01/10

  1,000,000    Palm Beach Gardens, Florida, Special Obligation       7/99 at 102         AAA        1,072,040
                 Revenue, 7.250%, 7/01/15

  2,000,000    Puerto Rico Commonwealth Highway and                  7/16 at 100           A        1,945,140
                 Transportation Authority, Highway Revenue,
                 Series Y, 5.500%, 7/01/36

  3,300,000    Tampa, Florida, Utility Tax, 0.000%, 4/01/17         No Opt. Call         AAA        1,073,984

  1,000,000    Turtle Run, Florida, Community Development            5/03 at 100          A1        1,061,200
                 District Revenue, Refunding, Water
                 Management Benefit Tax, 6.400%, 5/01/11
-------------------------------------------------------------------------------------------------------------
               State/Territorial General Obligations -- 4.4%

               Florida State, Broward County Expressway
               Authority:
  4,000,000       9.875%, 7/01/09                                   No Opt. Call         AA+        5,624,240
  1,000,000      10.000%, 7/01/14                                   No Opt. Call         AA+        1,481,980

    300,000    Florida State, Double Barrell, Pollution              7/02 at 101         AA+          323,850
                 Control, Series Y, 6.600%, 7/01/17

                      Portfolio of Investments
                      Nuveen Flagship Florida--continued

       Principal                                                              Optional Call                             Market
          Amount      Description                                               Provisions*    Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                      State/Territorial General Obligations -- continued
    $  2,165,000      Florida State Board Education Capital                   No Opt. Call           AA+          $  3,023,205
                         Outlay, 9.125%,          6/01/14

       2,250,000      Florida State Board Education Capital Outlay, Public    6/05 at 101            AA+             2,276,640
                          Education, Series B, 5.875%, 6/01/20

                      Puerto Rico Commonwealth, Public Improvement:
       2,000,000          6.500%, 7/01/15                                     No Opt. Call           AAA             2,260,580
         700,000          5.375%, 7/01/25                                     7/07 at 101 1/2          A               667,813
------------------------------------------------------------------------------------------------------------------------------------
    $349,830,000      Total Investments -- (cost $332,750,987) 98.7%                                              $352,582,218
------------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities  -- 1.3%                                                  4,549,764
                             -------------------------------------------------------------------------------------------------------
                             Net Assets -- 100%                                                                   $357,131,982
                             =======================================================================================================

                             * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                             **   Ratings (not covered by the report of
                                  independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                             *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                             N/R -- Investment is not rated.


                                 See accompanying notes to financial statements.

                         Portfolio of Investments
                                                                              Nuveen Municipal Bond Funds
                         Nuveen Flagship Florida Intermediate                  May 31, 1997 Annual Report

             Principal                                                          Optional Call                Market
                Amount   Description                                              Provisions*  Ratings**      Value
-------------------------------------------------------------------------------------------------------------------
                         Health Care -- 2.3%

              $165,000   Jacksonville, Florida, Health Facilities Authority,     No Opt. Call       Baa1   $168,863
                           Industrial Development, Revenue, National
                           Benevolent, Cypress Village, Series A,
                           5.850%, 12/01/06

               200,000   Sarasota County, Florida, Health Facility               No Opt. Call        N/R    198,218
                           Authority, Revenue Refunding, Health Facilities,
                           Sunnyside Properties, 5.500%, 5/15/05
-------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 4.1%

               200,000   Alachua County, Florida, Health Facilities              12/06 at 102        AAA    204,234
                           Authority, Health Facilities Revenue, Shands
                           Teaching Hospital, Series A, 5.300%, 12/01/08

               250,000   Lee County, Florida, Hospital Board of Directors,        4/07 at 102        AAA    252,333
                           Hospital Revenue, Lee Memorial Health System,
                           Series A, 5.400%, 4/01/09

               200,000   Leesburg, Florida, Hospital Revenue Refunding,           7/06 at 102        A--    204,130
                           Leesburg Regional Medical Center Project,
                           Series A, 5.600%, 7/01/08
-------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 3.6%

               300,000   Brevard County, Florida, Housing Finance                 2/06 at 101        AAA    330,933
                           Authority, Multifamily Housing, Revenue
                           Refunding, Windover Oaks, Series A,
                           6.900%, 2/01/27

               250,000   Indianapolis, Indiana, Economic Development,             6/97 at 100        N/R    250,003
                           Multifamily Housing, Mortgage Revenue Castle
                           Dore Project, Series A, 5.125%, 4/01/37
                           (Mandatory put 4/01/98)
-------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 2.7%

               250,000   Escambia County, Florida, Housing Finance                4/07 at 102        Aaa    252,010
                           Authority, Single Family Mortgage Revenue,
                           Multi County Program, Series A,
                           5.500%, 4/01/08

               180,000   Florida, Housing Finance Agency,                        No Opt. Call        AAA    183,217
                           Single Family Mortgage, Series A,
                           6.000%, 1/01/04

Portfolio of Investments
Nuveen Flagship Florida Intermediate-- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------

                         Industrial Development and Pollution Control -- 1.3%

         $    200,000    Escambia County, Florida, Pollution Control, Revenue  11/02 at 102        Baa1    $ 217,994
                           Refunding, Champion International Corporation
                           Project, 6.950%, 11/01/07
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations -- 2.5%

              100,000    Dade County, Florida, School Board, Certificates of   No Opt. Call         AAA      103,021
                           Participation, Series A, 5.375%, 5/01/04

              290,000    Levy County, Florida, School Board, Certificates of    7/05 at 102          AA      299,402
                           Participation, 5.500%, 7/01/06
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Other -- 2.6%

              405,000    Gulf Breeze, Florida, Revenue, Local Government Loan  12/06 at 101         AAA      415,016
                           Program, Series B, 5.600%, 12/01/15
                           (Mandatory put 12/01/07)

--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/ Transportation -- 9.1%

              350,000    Dade County, Florida, Aviation Revenue Refunding,     No Opt. Call         AAA      374,633
                             Series A, 6.250%, 10/01/02

              325,000    Florida, Ports Financing Commission, Revenue, State   No Opt. Call         AAA      323,482
                           Transportation Tollroad Fund, 5.000%, 6/01/07

              100,000    Palm Beach County, Florida, Airport System, Revenue   10/01 at 102         AAA      113,254
                           Refunding, 7.625%, 10/01/04

              200,000    Pensacola, Florida, Airport Revenue, Series B,        No Opt. Call         AAA      204,760
                           5.400%, 10/01/07

              250,000    Sanford, Florida, Airport Authority, Industrial       No Opt. Call         N/R      250,893
                           Development Revenue, Central Florida Terminals
                           Inc. Project, Series C, 6.750%, 5/01/05

              200,000    Sarasota, Manatee Airport Authority, Florida Airport   8/06 at 102         AAA      203,282
                           Revenue Refunding, 5.250%, 8/01/08
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility -- 2.3%

              120,000    Jacksonville, Florida, Electric Authority, Revenue     4/06 at 101         Aa1      117,830
                           Refunding, St. Johns River Power Park System,
                           Issue 2, 15, 4.750%, 10/01/07

              250,000    Plant City, Florida, Utility System Revenue Refunding 10/04 at 101         AAA      259,405
                           and Improvement, 5.400%, 10/01/06

                                                                                         Nuveen Municipal Bond Funds
                                                                                          May 31, 1997 Annual Report

            Principal                                                          Optional Call                  Market
               Amount    Description                                              Provision*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Water and Sewer -- 7.8%

            $ 485,000    Auburndale, Florida, Water and Sewer, Revenue          12/05 at 102        AAA  $   498,323
                           Refunding, 5.375%, 12/01/08

              250,000    Lee County,  Florida, Industrial Development           11/06 at 101        AAA      259,143
                           Authority, Utilities Revenue Refunding,
                           Bonita Springs Utilities Project,
                           5.450%, 11/01/07

                         Ocoee, Florida, Water and Sewer System, Revenue:
              100,000      4.900%, 10/01/06                                     No Opt. Call        AAA      100,209
              150,000      5.000%, 10/01/07                                     10/06 at 102        AAA      151,014
              155,000      5.100%, 10/01/08                                     10/06 at 102        AAA      155,984

              100,000    Port St. Lucie, Florida, Utility Revenue,              No Opt. Call        AAA      104,580
                           5.500%, 9/01/04
--------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- 6.3%

              200,000    Dade County, Florida, School District,                  7/06 at 101        AAA      188,034
                           4.500%, 7/15/08

              500,000    Duval County, Florida, School District,                 8/02 at 102        AAA      536,400
                           6.300%, 8/01/08

              275,000    New York City, Refunding, Series A,                     8/06 at 101 1/2    BBB+     290,840
                           6.250%, 8/01/08
--------------------------------------------------------------------------------------------------------------------
                         Pre-refunded -- 10.6%

            1,000,000    Florida State Municipal Power Agency, Revenue,         10/02 at 102        AAA    1,092,160
                           All Requirements Power Supply Project,
                           6.250%, 10/01/21

              570,000    Florida State Turnpike Authority, Turnpike              7/02 at 101        AAA      618,872
                           Revenue, Series A, 6.350%, 7/01/22
--------------------------------------------------------------------------------------------------------------------
                         Special Tax Revenue -- 15.0%

              200,000    Broward County, Florida, Professional Sports            9/06 at 101        AAA      203,886
                           Facilities, Tax Revenue, Civic Arena
                           Project, Series A, 5.200%, 9/01/07

              335,000    Dade County, Florida, Special Obligation,               10/08 at 98 7/32   AAA      171,332
                           Refunding Bond, Series B, 0.000%, 10/01/09

              250,000    Florida, State Division of Bond Finance,                7/05 at 101        AAA      260,975
                           Department of General Services, Revenue,
                           Department of Environmental Preservation
                           2000, Series A, 5.500%, 7/01/06

                         27

Portfolio of Investments
Nuveen Flagship Florida Intermediate - continued


  Principal                                                                 Optional Call                  Market
     Amount     Description                                                   Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------
                Special Tax Revenue -- continued

$  100,000      Gulf County, Florida, Gas Tax, Revenue Refunding and        10/05 at 102          AAA  $   100,676
                   Improvement, 5.000%, 10/01/07

   200,000      Hillsborough County, Florida, Capital Improvement            8/06 at 102          AAA      194,742
                   Program, Revenue Refunding, 4.800%, 8/01/08

   150,000      Indian Trace Community Development District, Florida,        5/05 at 102          AAA      156,710
                   Water Management, Special Benefit,
                   Series A, 5.500%, 5/01/06

   100,000      Jacksonville, Florida, Excise Taxes Revenue, Series B,      10/01 at 101          AAA      101,318
                   5.050%, 10/01/03

   125,000      Lynn Haven, Florida, Special Project Revenue,               No Opt. Call          AAA      126,166
                   5.250%, 10/01/05

   250,000      Martin County, Florida, Special Assessment Revenue,         No Opt. Call           A2      258,285
                   Tropical Farms Water, 5.600%, 11/01/05

   500,000      Palm Beach County, Florida, Criminal Justice Facilities,    No Opt. Call          AAA      518,300
                   Revenue Refunding, 5.300%, 6/01/05

   125,000      Pembroke Pines, Florida, Special Assessment,                No Opt. Call          Baa1     127,668
                   Number 94, Series 1, 5.750%, 11/01/05

   200,000      Puerto Rico Commonwealth, Highway and                       No Opt. Call            A      202,692
                   Transportation Authority, Highway Revenue,
                   Series X, 5.200%, 7/01/03
------------------------------------------------------------------------------------------------------------------
                State/Territorial General Obligations -- 9.1%

   225,000      Florida, Broward County, Expressway Authority,              No Opt. Call          AA+      316,364
                   9.875%, 7/01/09
                Florida State Board of Education, Capital Outlay,
                   Refunding, Public Education, Series A:
   100,000         6.000%, 6/01/07                                           6/02 at 101          AA+      105,545
   250,000         5.000%, 6/01/08                                                                AA+      250,105
   325,000      Guam Government, Series A, 4.900%, 11/15/04                 11/03 at 102          BBB      310,931
   500,000      Puerto Rico Commonwealth, Refunding Improvement,                                    A      509,990
                   5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------
$ 12,505,000    Total Investments -- (cost $12,522,887) -- 79.3%                                        12,838,157
============------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 20.7%                                                   3,359,551
                --------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                     $16,197,708
                ==================================================================================================

*  Optional Call Provisions (Not covered by the report of independent auditors):
   Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (Not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R --  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets                                                                      Nuveen Municipal Bond Funds
                                                                                             May 31, 1997 Annual Report
May 31, 1997


                                                                            Nuveen Flagship              Nuveen Flagship
                                                                                    Florida         Florida Intermediate
------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                  $352,582,218                 $ 12,838,157
Cash                                                                                193,832                           --
Receivables:
  Interest                                                                        6,021,276                      200,662
  Shares sold                                                                       189,085                    6,999,999
  Investments sold                                                                3,298,993                           --
Other assets                                                                         17,037                        1,693
------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                362,302,441                   20,040,511
------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                           --                       24,381
Payables:
  Investments purchased                                                           2,928,008                    1,611,884
  Shares redeemed                                                                   339,831                    2,122,214

Accrued expenses:
  Management fees (note 6)                                                           72,439                          633
  12b-1 distribution and service fees (notes 1 and 6)                                54,147                        3,444
  Other                                                                             211,284                       34,447
Dividends payable                                                                 1,564,750                       45,800
------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                             5,170,459                    3,842,803
------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                            $357,131,982                  $16,197,708
========================================================================================================================
Class A Shares (note 1)
Net assets                                                                     $296,970,141                  $13,088,902
Shares outstanding                                                               28,017,793                    1,297,607
Net asset value and redemption price per share                                 $      10.60                  $     10.09
Offering price per share (net asset value per
  share plus maximum sales charge of 4.20%
  and 3.00%, respectively, of offering price)                                  $      11.06                  $     10.40
========================================================================================================================
Class B Shares (note 1)
Net assets                                                                     $    785,020                  $       N/A
Shares outstanding                                                                   73,979                          N/A
Net asset value, offering and redemption price per share                             $10.61                  $       N/A
========================================================================================================================
Class C Shares (note 1)
Net assets                                                                     $  5,130,109                  $ 3,007,561
Shares outstanding                                                                  483,771                      298,256
Net asset value, offering and redemption price per share                       $      10.60                  $     10.08
========================================================================================================================
Class R Shares (note 1)
Net assets                                                                     $ 54,246,712                  $   101,245
Shares outstanding                                                                5,117,482                       10,011
Net asset value, offering and redemption price per share                       $      10.60                  $     10.11
========================================================================================================================
N/A - Nuveen Flagship Florida Intermediate is not authorized to issue Class B Shares.

                                                                        See accompanying notes to financial statements.

29

Statement of Operations
Year ended May 31, 1997

                                                                           Nuveen Flagship         Nuveen Flagship
                                                                                  Florida*  Florida Intermediate**
------------------------------------------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                           $ 20,229,707               $ 512,118
------------------------------------------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                         1,687,564                  50,874
12b-1 service fees -- Class A (notes 1 and 6)                                    1,032,039                  21,227
12b-1 distribution and service fees -- Class B (notes 1 and 6)                       1,449                     N/A
12b-1 distribution and service fees -- Class C (notes 1 and 6)                      24,848                  26,833
Shareholders' servicing agent fees and expenses                                    169,380                  27,935
Custodian's fees and expenses                                                      114,653                  47,450
Trustees' fees and expenses (note 6)                                                 8,643                     199
Professional fees                                                                   24,196                  11,923
Shareholders' reports -- printing and mailing expenses                              35,840                   1,301
Federal and state registration fees                                                  7,532                     803
Organizational expenses (note 1)                                                         -                   9,121
Other expenses                                                                      11,606                   1,203
------------------------------------------------------------------------------------------------------------------
Total expenses before reimbursement                                              3,117,750                 198,869
  Expense reimbursement from investment adviser (note 6)                          (448,690)               (110,883)
------------------------------------------------------------------------------------------------------------------
Net expenses                                                                     2,669,060                  87,986
------------------------------------------------------------------------------------------------------------------
Net investment income                                                           17,560,647                 424,132
------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Investments

Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                                1,079,346                 (26,511)
Net change in unrealized appreciation or depreciation
  of investments                                                                 5,172,708                 223,395
------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                        6,252,054                 196,884
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $ 23,812,701               $ 621,016
==================================================================================================================

* Information represents eight months of Flagship Florida and four months of Nuveen Flagship Florida (see note 1 of the Notes to Financial Statements).

** Information represents eight months of Flagship Florida Intermediate and four months of Nuveen Flagship Intermediate (see note 1 of the Notes to Financial Statements).

N/A - Nuveen Flagship Florida Intermediate is not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.
30

Statement of Changes in Net Assets                                                       Nuveen Municipal Bond Funds
                                                                                          May 31, 1997 Annual Report

                                                                            Nuveen Flagship                 Flagship
                                                                                    Florida                  Florida
--------------------------------------------------------------------------------------------------------------------
                                                                        Year ended 5/31/97*       Year ended 5/31/96
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $   17,560,647            $  17,831,203
Net realized gain from investment transactions
  (notes 1 and 4)                                                                 1,079,346                4,828,780
Net change in unrealized appreciation or depreciation
  of investments                                                                  5,172,708              (12,275,838)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       23,812,701               10,384,145
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                       (16,417,162)             (17,864,777)
  Class B                                                                            (6,544)                     N/A
  Class C                                                                          (136,909)                 (15,706)
  Class R                                                                          (978,903)                     N/A
From accumulated net realized gains from
  investment transactions:
  Class A                                                                           (27,453)                      --
  Class B                                                                                --                      N/A
  Class C                                                                              (288)                      --
  Class R                                                                                --                      N/A
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (17,567,259)             (17,880,483)
---------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization
  of Nuveen Florida (note 1)                                                     65,696,034                       --
Net proceeds from shares issued as a capital contribution                            33,360                       --
Net proceeds from sale of shares                                                 30,465,913               36,866,299
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                            5,587,408                6,774,286
                                                                                101,782,715               43,640,585
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                         (70,527,219)             (57,887,168)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                                                   31,255,496              (14,246,583)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            37,500,938              (21,742,921)
Net assets at the beginning of year                                             319,631,044              341,373,965
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                $  357,131,982            $ 319,631,044
====================================================================================================================
Balance of undistributed net investment income at end of year                $       21,129            $          --
====================================================================================================================

* Information represents eight months of Flagship Florida and four months of Nuveen Flagship Florida (see note 1 of the Notes to Financial Statements).

N/A - Flagship Florida was not authorized to issue Class B or Class R Shares.



31                               See accompanying notes to financial statements.

Statement of Changes in Net Assets -- continued


                                                                            Nuveen Flagship         Flagship Florida
                                                                       Florida Intermediate             Intermediate
--------------------------------------------------------------------------------------------------------------------
                                                                        Year ended 5/31/97*       Year ended 5/31/96
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $     424,132             $     331,742
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                                  (26,511)                   38,343
Net change in unrealized appreciation or depreciation
  of investments                                                                   223,395                  (149,369)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         621,016                   220,716
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                         (312,115)                 (235,102)
  Class C                                                                         (123,497)                 (100,151)
  Class R                                                                             (406)                      N/A
From accumulated net realized gains from
  investment transactions:
  Class A                                                                          (11,177)                  (22,352)
  Class C                                                                           (5,494)                  (11,661)
  Class R                                                                               --                       N/A
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                         (452,689)                 (369,266)
---------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                13,641,821                 5,685,452
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                             160,751                   185,193
---------------------------------------------------------------------------------------------------------------------
                                                                                13,802,572                 5,870,645
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                         (5,846,919)               (3,310,832)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                                   7,955,653                 2,559,813
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                       8,123,980                 2,411,263
Net assets at the beginning of year                                              8,073,728                 5,662,465
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                $  16,197,708             $   8,073,728
=====================================================================================================================
Balance of undistributed net investment income at end of year                $      10,894             $      22,780
=====================================================================================================================

* Information represents eight months of Flagship Florida Intermediate and four months of Nuveen Flagship Florida Intermediate (see note 1 of the Notes to Financial Statements).

N/A - Flagship Florida Intermediate was not authorized to issue Class R Shares.

32                              See accompanying notes to financial statements.

Notes to Financial Statements

Nuveen Municipal Bond Funds
May 31, 1997 Annual Report


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Florida Municipal Bond Fund and Nuveen Flagship Florida Intermediate Municipal Bond Fund (the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Florida Double Tax Exempt Fund ("Flagship Florida") and Nuveen Florida Tax-Free Value Fund ("Nuveen Florida") reorganized into Nuveen Flagship Florida Municipal Bond Fund ("Nuveen Flagship Florida"). Flagship Florida Intermediate Tax Exempt Fund ("Flagship Florida Intermediate") was reorganized into the Trust and renamed Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Nuveen Flagship Florida Intermediate"). Prior to these reorganizations, Flagship Florida and Flagship Florida Intermediate were each a sub-trust of Flagship Tax Exempt Funds Trust, while Nuveen Florida was a series of the Nuveen Multistate Tax-Free Trust. Nuveen Florida had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Florida which has a May 31 fiscal year end.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Funds' investment portfolio are provided by a pricing service approved by the Funds' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Funds had no such commitments.

             Interest Income

             Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

             Dividends and Distributions to Shareholders

             Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Florida and Flagship Florida Intermediate was declared as a dividend daily and payment was made on the last business day of each month.

             Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

             Income Taxes

             Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Funds intend to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. All income dividends paid during the fiscal year ended May 31, 1997, for each fund have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

             Flexible Sales Charge Program

             Effective February 1, 1997, each Fund offers Class A, C and R Shares. Also effective February 1, 1997, Nuveen Flagship Florida began offering Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares, are not subject to any sales

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report


             charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

             Derivative Financial Instruments

             The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 1997.

             Expense Allocation

             Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

             Use of Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

             Organizational Expenses

             The organizational expenses incurred on behalf of Nuveen Flagship Florida Intermediate (approximately $27,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years beginning June 1, 1996. As of May 31, 1997, $9,121 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

2. Fund Shares
Transactions in Fund shares were as follows:


                                               Nuveen Flagship Florida*        Flagship Florida
                                             ------------------------------------------------------
                                                  Year ended 5/31/97          Year ended 5/31/96
                                             ------------------------------------------------------
                                               Shares         Amount         Shares         Amount
---------------------------------------------------------------------------------------------------
Shares issued in the
  reorganization of Nuveen Florida:
  Class A                                   1,049,952   $ 11,119,107              -   $          -
  Class B                                           -              -            N/A            N/A
  Class C                                      33,855        358,702              -              -
  Class R                                   5,119,701     54,218,225            N/A            N/A

Shares issued as a
  capital contribution:
  Class A                                         788          8,340              -              -
  Class B                                         788          8,340            N/A            N/A
  Class C                                         787          8,340              -              -
  Class R                                         788          8,340            N/A            N/A

Shares sold:
  Class A                                   2,325,105     24,486,690      3,341,801     35,642,289
  Class B                                      72,980        773,584            N/A            N/A
  Class C                                     363,870      3,832,018        114,811      1,224,010
  Class R                                     129,989      1,373,621            N/A            N/A

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                     488,917      5,143,242        635,528      6,768,677
  Class B                                         211          2,219            N/A            N/A
  Class C                                       3,197         33,754            526          5,609
  Class R                                      38,779        408,193            N/A            N/A
---------------------------------------------------------------------------------------------------
                                            9,629,707    101,782,715      4,092,666     43,640,585
---------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                  (6,499,240)   (68,393,215)    (5,453,566)   (57,862,882)
  Class B                                           -              -            N/A            N/A
  Class C                                     (30,973)      (324,954)        (2,302)       (24,286)
  Class R                                    (171,775)    (1,809,050)           N/A            N/A
---------------------------------------------------------------------------------------------------
                                           (6,701,988)   (70,527,219)    (5,455,868)   (57,887,168)
---------------------------------------------------------------------------------------------------
Net increase (decrease)                     2,927,719   $ 31,255,496     (1,363,202)  $(14,246,583)
===================================================================================================

* Information represents eight months of Flagship Florida and four months of Nuveen Flagship Florida (see note 1).

N/A--Flagship Florida was not authorized to issue Class B or Class R Shares.

------
36

                                                                               Nuveen Municipal Bond Funds
                                                                                May 31, 1997 Annual Report

                                                  Nuveen Flagship                       Flagship
                                                Florida Intermediate*             Florida Intermediate
                                        ------------------------------------------------------------------
                                                 Year ended 5/31/97                Year ended 5/31/96
                                        ------------------------------------------------------------------
                                                Shares          Amount          Shares              Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                     1,278,167     $12,883,393         366,520         $ 3,698,170
 Class C                                        65,754         657,819         195,954           1,987,282
 Class R                                        10,011         100,609             N/A                 N/A

Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                        11,064         110,935          12,299             124,575
 Class C                                         4,973          49,816           5,977              60,618
 Class R                                             -               -             N/A                 N/A
----------------------------------------------------------------------------------------------------------
                                             1,369,969      13,802,572         580,750           5,870,645
----------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                      (496,941)     (5,002,329)       (261,357)         (2,643,760)
 Class C                                       (83,942)       (844,590)        (66,052)           (667,072)
 Class R                                             -               -             N/A                 N/A
----------------------------------------------------------------------------------------------------------
                                              (580,883)     (5,846,919)       (327,409)         (3,310,832)
----------------------------------------------------------------------------------------------------------
Net increase                                   789,086     $ 7,955,653         253,341         $ 2,559,813
==========================================================================================================
*    Information represents eight months of Flagship Florida Intermediate and four months of Nuveen
     Flagship Florida Intermediate (see note 1).

N/A -- Flagship Florida Intermediate was not authorized to issue Class R Shares.

3. Distributions to Shareholders On June 9, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:


                                          Nuveen Flagship      Nuveen Flagship
                                                  Florida  Florida Intermediate
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                          $.0460                $.0390
  Class B                                           .0395                   N/A
  Class C                                           .0415                 .0345
  Class R                                           .0480                 .0405
-------------------------------------------------------------------------------
N/A - Nuveen Flagship Florida Intermediate is not authorized to issue Class B
      Shares.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                         Nuveen
                                          Nuveen Flagship      Flagship Florida
                                                 Florida*        Intermediate**
-------------------------------------------------------------------------------
Purchases
Investments in municipal securities          $176,585,969            $7,996,047
Investments in municipal securities in the
  reorganization of Nuveen Florida             61,479,704                   ---
Temporary municipal investments                 7,000,000               600,000

Sales
Investments in municipal securities           214,958,922             3,372,192
Temporary municipal investments                 7,000,000               600,000
-------------------------------------------------------------------------------
* Information represents eight months of Flagship Florida and four months of Nuveen Flagship Florida (see note 1).

** Information represents eight months of Flagship Florida Intermediate and four months of Nuveen Flagship Florida Intermediate (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost for financial reporting purposes.

At May 31, 1997, Nuveen Flagship Florida had unused capital loss carryforwards of $541,818 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $187,294 of the carryover will expire in the year 2002, $141,494 in the year 2003 and $213,030 in the year 2004.

At May 31, 1997, Nuveen Flagship Florida Intermediate had an unused capital loss carryforward of $4,069 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2005.

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1997, were as follows:

                                          Nuveen Flagship       Nuveen Flagship
                                                  Florida  Florida Intermediate
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                $19,966,773              $315,378
  depreciation                                   (135,542)                 (108)
--------------------------------------------------------------------------------
Net unrealized appreciation                   $19,831,231              $315,270
--------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Funds pay an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund as follows:


Average daily net asset value                                    Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

Prior to the reorganization (see note 1) the Funds paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Nuveen Flagship       Nuveen Flagship
                                                Florida  Florida Intermediate
-----------------------------------------------------------------------------
Gross sales charges collected             $    442,500             $   12,200
Paid to authorized dealers                     381,300                  9,600
-----------------------------------------------------------------------------

The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $66,200 for Nuveen Flagship Florida and approximately $12,700 for Nuveen Flagship Florida Intermediate in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the fiscal year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained CDSC on share redemptions of approximately $1,600 for Nuveen Flagship Florida and approximately $300 for Nuveen Flagship Florida Intermediate during the fiscal year ended May 31, 1997.

7. Composition of Net Assets
   At May 31, 1997, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                   Nuveen Flagship        Nuveen Flagship
                                                                                           Florida   Florida Intermediate
-------------------------------------------------------------------------------------------------------------------------
Capital paid-in..................................................................     $337,891,838            $15,898,055
Balance of undistributed net investment income...................................           21,129                 10,894
Accumulated net realized gain (loss) from investment transactions................         (612,216)               (26,511)
Net unrealized appreciation of investments.......................................       19,831,231                315,270
-------------------------------------------------------------------------------------------------------------------------
Net assets                                                                            $357,131,982            $16,197,708
=========================================================================================================================

40

                             Financial Highlights

Financial Highlights


  Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                          Operating performance            Less distributions
                                             ---------------------------    -----------------------------


                                                                     Net
NUVEEN FLAGSHIP FLORIDA++           Net                     realized and      Dividends                           Net         Total
                                  asset                       unrealized      from tax-                         asset        return
                                  value            Net       gain (loss)     exempt net     Distributions       value        on net
Year ending                   beginning     investment              from     investment      from capital      end of         asset
May 31,                       of period      income(b)       investments         income             gains      period      value(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/90)
  1997                           $10.39           $.56             $ .21          $(.56)            $  --      $10.60          7.59%
  1996                            10.63            .57              (.24)          (.57)               --       10.39          3.14
  1995                            10.38            .58               .26           (.59)               --       10.63          8.43
  1994                            10.76            .60              (.38)          (.60)               --       10.38          2.00
  1993                            10.18            .63               .61           (.64)             (.02)      10.76         12.49
  1992                             9.87            .66               .33           (.67)             (.01)      10.18         10.32
  1991(c)                          9.58            .64               .29           (.64)               --        9.87          9.81+

Class B (2/97)
  1997(c)                         10.59            .16               .02           (.16)               --       10.61          1.70

Class C (9/95)
  1997                            10.39            .50               .21           (.50)               --       10.60          7.00
  1996(c)                         10.65            .35              (.26)          (.35)               --       10.39          1.30+

Class R (2/97)
  1997(c)                         10.59            .19               .01           (.19)               --       10.60          1.93
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Florida.

(a)  Total returns are calculated on net asset value without any sales charge.

(b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

(c)  From commencement of class operations as noted.


                                                                                         Nuveen Municipal Bond Funds
                                                                                          May 31, 1997 Annual Report


                                                     Ratios/Supplemental data
--------------------------------------------------------------------------------------------------------------------
                                                Ratio                                   Ratio
                                               of net                                  of net
                         Ratio of          investment           Ratio of           investment
                         expenses           income to           expenses            income to
                       to average             average         to average              average
                       net assets          net assets         net assets           net assets
    Net assets             before              before              after                after             Portfolio
 end of period         reimburse-          reimburse-         reimburse-           reimburse-              turnover
(in thousands)               ment                ment            ment(b)              ment(b)                  rate
-------------------------------------------------------------------------------------------------------------------

      $296,970                .96%               5.20%               .82%                5.34%                   54%
       318,456               1.02                5.17                .83                 5.36                    94
       341,374               1.04                5.40                .73                 5.71                    53
       372,082               1.00                5.09                .58                 5.51                    32
       369,123                .99                5.47                .45                 6.01                    23
       276,811               1.03                5.82                .26                 6.59                    50
       136,509               1.05                6.00                .19+                6.86+                  152

           785               1.58+               4.52+              1.58+                4.52+                   54

         5,130               1.46                4.64               1.35                 4.75                    54
         1,175               1.55+               4.42+              1.38+                4.59+                   94

        54,247                .64+               5.55+               .64+                5.55+                   54
-------------------------------------------------------------------------------------------------------------------

43


Financial Highlights


                          Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance         Less distributions
                                          -------------------------    -------------------------

NUVEEN FLAGSHIP                                                 Net
FLORIDA INTERMEDIATE++              Net                realized and    Dividends                      Net       Total
                                  asset                  unrealized    from tax-                    asset      return
                                  value          Net    gain (loss)   exempt net   Distributions    value      on net
Year ending                   beginning   investment           from   investment    from capital   end of       asset
May 31,                       of period   income (b)    investments       income           gains   period   value (a)
---------------------------------------------------------------------------------------------------------------------
Class A (2/94)
  1997                          $ 9.88          $.45         $ .25        $(.47)          $(.02)   $10.09       7.16%
  1996                           10.05           .46          (.12)        (.46)           (.05)     9.88       3.41
  1995                            9.66           .46           .33         (.40)              -     10.05       8.42
  1994(c)                         9.70           .12          (.04)        (.12)              -      9.66       1.75+
Class C (2/94)
  1997                            9.88           .40           .23         (.41)           (.02)    10.08       6.47
  1996                           10.05           .40          (.11)        (.41)           (.05)     9.88       2.88
  1995                            9.66           .40           .33         (.34)              -     10.05       7.80
  1994(c)                         9.70           .11          (.06)        (.09)              -      9.66       1.33+
Class R (2/97)
  1997(c)                        10.20           .12          (.09)        (.12)              -     10.11        .32
---------------------------------------------------------------------------------------------------------------------

          +   Annualized.

          ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Florida Intermediate.

          (a) Total returns are calculated on net asset value without any sales charge.

          (b) After the waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

          (c) From commencement of class operations as noted.

                                                       Nuveen Municipal Bond Funds
                                                        May 31, 1997 Annual Report


                                Ratios/Supplemental data
----------------------------------------------------------------------------------
                                    Ratio                       Ratio
                                   of net                      of net
                   Ratio of    investment      Ratio of    investment
                   expenses     income to      expenses     income to
                 to average       average    to average       average
                 net assets    net assets    net assets    net assets
    Net assets       before        before         after         after    Portfolio
 end of period   reimburse-    reimburse-    reimburse-    reimburse-     turnover
(in thousands)         ment          ment      ment (b)      ment (b)         rate
----------------------------------------------------------------------------------
      $13,089         1.80%         3.42%           .73%         4.49%          35%
        4,995         1.67          3.57            .76          4.48           66
        3,898         3.54          1.87            .67          4.74          105
          964         6.70+        (2.62)+          .29+         3.79+          28

        3,008         2.56          2.71           1.28          3.99           35
        3,079         2.25          2.97           1.34          3.88           66
        1,765         4.53           .85           1.19          4.19          105
        1,058         7.38+        (3.28)+          .68+         3.42+          28

          101         1.21+         3.82+           .56+         4.47+          35
----------------------------------------------------------------------------------

45

             Independent Auditors' Report

             To the Board of Trustees and Shareholders of Nuveen Flagship Florida Municipal Bond Funds:

             We have audited the accompanying statements of net assets of the Nuveen Flagship Florida Municipal Bond Fund and the Nuveen Flagship Florida Intermediate Municipal Bond Fund, including the portfolios of investments, as of May 31, 1997, the related statements of operations for the period then ended and the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Florida Municipal Bond Fund and the Nuveen Flagship Florida Intermediate Municipal Bond Fund at May 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


             DELOITTE & TOUCHE LLP


             Dayton, Ohio
             July 11, 1997

                           Shareholder Meeting Report
                           Flagship Florida





 Directors                                         A Shares          C Shares
==============================================================================
 Bremner               For                        25,319,015           215,850
                       Withhold                      460,122             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Brown                 For                        25,307,588           215,850
                       Withhold                      471,549             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Dean                  For                        25,319,015           215,850
                       Withhold                      460,122             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Impellizzeri          For                        25,319,015           215,850
                       Withhold                      460,122             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Rosenheim             For                        25,307,588           215,850
                       Withhold                      471,549             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Sawers                For                        25,319,015           215,850
                       Withhold                      460,122             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Schneider             For                        25,319,015           215,850
                       Withhold                      460,122             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Schwertfeger          For                        25,319,015           215,850
                       Withhold                      460,122             4,763
                       -------------------------------------------------------
                       Total                      25,779,137           220,613
==============================================================================
 Advisory Agreement    For                        23,225,428           198,503
                       Against                       316,166             4,763
                       Abstain                       711,093                 -
                       -------------------------------------------------------
                       Total                      24,252,687           203,266
==============================================================================
                       Broker Non Votes            1,526,450            17,347
==============================================================================
 12b-1 Plan            For                        22,669,951           198,503
                       Against                       633,915             4,763
                       Abstain                       948,822                 -
                       -------------------------------------------------------
                       Total                      24,252,688           203,266
==============================================================================
                       Broker Non Votes            1,526,449            17,347
==============================================================================
 Reorganization        For                        14,929,829           125,301
                       Against                       362,121             1,430
                       Abstain                       486,518                 -
                       -------------------------------------------------------
                       Total                      15,778,468           126,731
==============================================================================
                       Broker Non Votes           10,000,669            93,882
                       -------------------------------------------------------

Shareholder Meeting Report
Flagship Florida Intermediate

                                                  A Shares      C Shares
========================================================================
Advisory Agreement      For                        441,974       253,873
                        Against                     14,754             -
                        Abstain                     12,791         1,687
                        ------------------------------------------------
                        Total                      469,519       255,560
========================================================================
                        Broker Non Votes             3,514         7,548
========================================================================
Reorganization          For                        279,336       155,364
                        Against                      5,607             -
                        Abstain                      9,716           686
                        ------------------------------------------------
                        Total                      294,659       156,050
========================================================================
                        Broker Non Votes           178,374       107,058
========================================================================
Investment Objective    For                        278,156       143,507
                        Against                     16,503        12,543
                        Abstain                        ---           ---
                        ------------------------------------------------
                        Total                      294,659       156,050
========================================================================
                        Broker Non Votes           178,374       107,358
========================================================================
Investment Assets       For                        278,156       143,507
                        Against                     16,503        12,543
                        Abstain                        ---           ---
                        ------------------------------------------------
                        Total                      294,659       156,050
========================================================================
                        Broker Non Votes           178,374       107,058
========================================================================
Type of Securities      For                        278,156       143,507
                        Against                     16,503        12,543
                        Abstain                        ---           ---
                        ------------------------------------------------
                        Total                      294,659       156,050
========================================================================
                        Broker Non Votes           178,374       107,058
========================================================================
Borrowing               For                        278,156       143,507
                        Against                     16,503        12,543
                        Abstain                        ---           ---
                        ------------------------------------------------
                        Total                      294,659       156,050
========================================================================
                        Broker Non Votes           178,374       107,058
========================================================================
Pledges                 For                        278,156       143,507
                        Against                     16,503        12,543
                        Abstain                        ---           ---
                        ------------------------------------------------
                        Total                      294,659       156,050
========================================================================
                        Broker Non Votes           178,374       107,058
                        ------------------------------------------------

                                           Nuveen Municipal Bond Funds
                                            May 31, 1997 Annual Report

                                                  A Shares    C Shares
----------------------------------------------------------------------
Senior Securities               For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
======================================================================
Underwriting                    For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
======================================================================
Real Estate                     For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
======================================================================
Commodities                     For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
======================================================================
Loans                           For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
======================================================================
Short Sales/Margin Purchases    For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
======================================================================
Put and Call Options            For                278,156     143,507
                                Against             16,503      12,543
                                Abstain                 --          --
                                --------------------------------------
                                Total              294,659     156,050
======================================================================
                                Broker Non Votes   178,374     107,058
                                --------------------------------------

Shareholder Meeting Report
Flagship Florida Intermediate--continued

                                             A Shares  C Shares
---------------------------------------------------------------
Industry Concentration    For                 278,156   143,507
                          Against              16,503    12,543
                          Abstain                  --        --
                          -------------------------------------
                          Total               294,659   156,050
===============================================================
                          Broker Non Votes    178,374   107,058
===============================================================
Affiliate Purchases       For                 278,156   143,507
                          Against              16,503    12,543
                          Abstain                  --        --
                          -------------------------------------
                          Total               294,659   156,050
===============================================================
                          Broker Non Votes    178,374   107,058
===============================================================
Investment Companies      For                 278,156   143,507
                          Against              16,503    12,543
                          Abstain                  --        --
                          -------------------------------------
                          Total               294,659   156,050
===============================================================
                          Broker Non Votes    178,374   107,058
===============================================================
12b-1 Fees                For                 406,364   246,021
                          Against              19,758        --
                          Abstain              43,403     9,545
                          -------------------------------------
                          Total               469,525   255,566
===============================================================
                          Broker Non Votes      3,508     7,542
                          -------------------------------------

Nuveen Municipal Bond Funds
May 31, 1997 Annual Report



Directors                                         A Shares      C Shares
========================================================================
Bremner                 For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Brown                   For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Dean                    For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Impellizzeri            For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Rosenheim               For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Sawers                  For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Schneider               For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
========================================================================
Schwertfeger            For                        473,033       263,108
                        Withhold                       ---           ---
                        ------------------------------------------------
                        Total                      473,033       263,108
                        ------------------------------------------------

Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama                  Michigan
Arizona                  Missouri
California               New Jersey
Colorado                 New Mexico
Connecticut              New York
Florida                  North Carolina
Georgia                  Ohio
Kansas                   Pennsylvania
Kentucky                 South Carolina
Louisiana                Tennessee
Maryland                 Virginia
Massachusetts            Wisconsin


To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information


Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel
Fried, Frank, Harris, Shriver
 & Jacobson
Washington, D.C.

Independent Auditors
Deloitte & Touche LLP
Dayton, Ohio

Serving Investors
for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


John Nuveen, Sr.

[PHOTO OF JOHN NUVEEN, SR.
APPEARS HERE]

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.





Arizona





[PHOTO APPEARS HERE]

                        Contents



                        1  Dear Shareholder

                        3  Answering Your Questions

                        6  Arizona Overview

                        9  Financial Section

                       33  Shareholder Meeting Report

                       34  Shareholder Information

                       35  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Dear Shareholder

It's a pleasure to report to you on the performance of the Nuveen Flagship Arizona Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 7.85% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) kept close pace with the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.58% for Class A shares. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 6.99% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."

During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive yields--have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.

Answering Your Questions


What are the investment objectives of the fund?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected
the fund's performance during the year?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."

Given this market environment, how did the fund perform?

The Arizona Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 7.85% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked among the top third of 33 Arizona municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. As always, we also focused on finding value in the marketplace with attractively priced high-quality bonds. One example of our success in value investing is the recent purchase of a number of zero-coupon Arizona school bonds. Because the market did not favor zero-coupon bonds at the time, we were able to purchase high-quality bonds at a good value for the fund.

What is the current status of Arizona's municipal market?

Arizona has experienced phenomenal economic and population growth over the last several years. This growth has strained the infrastructure and prompted increased bond financing by cities, counties and school districts. The volume of new issues for the state was up 25% in the first quarter of 1997, and additional volume growth is expected. Overall, strong demand has welcomed the recent supply of higher education and school district bonds. Based on the projected strong economic growth of the state, especially in the Mesa-Phoenix metro area, the overall supply of bonds should increase to help meet the demand of hungry Arizona municipal investors.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

                                   Arizona
                                   Overview


Credit Quality
[PIE CHART APPEARS HERE]

BBB/NR          11%
A               10%
AA               7%
AAA/
Pre-refunded    72%


Diversification
[PIE CHART APPEARS HERE]

Housing Facilities         5%
Municipal Appropriations   3%
Other                     13%
Pollution Control          4%
General Obligations       29%
Educational Facilities     3%
Hospitals                 11%
Excrowed Bonds            25%
Water & Sewer              7%

Fund Highlights
==================================================================================
Share Class                                        A        B        C          R

Inception Date                                 10/86     2/97     2/94       2/97
----------------------------------------------------------------------------------
Net Asset Value (NAV)                         $10.94   $10.94   $10.94   $  10.94
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Total Net Assets ($000)                                                  $105,135
----------------------------------------------------------------------------------
Average Weighted Maturity (years)                                           15.27
----------------------------------------------------------------------------------
Duration (years)                                                             8.06
----------------------------------------------------------------------------------

Annualized Total Return/1/
==================================================================================
Share Class                          A(NAV)  A(Offer)        B        C          R

1-Year                                7.85%     3.32%    7.20%    7.28%      7.93%
----------------------------------------------------------------------------------
5-Year                                7.40%     6.48%    6.80%    6.81%      7.41%
----------------------------------------------------------------------------------
10-Year                               8.32%     7.86%    7.85%    7.73%      8.33%
----------------------------------------------------------------------------------

Tax-Free Yields
==================================================================================
Share Class                          A(NAV)  A(Offer)        B        C          R

Dist Rate                             5.07%     4.85%    4.32%    4.52%      5.27%
----------------------------------------------------------------------------------
SEC 30-Day Yld                        4.58%     4.38%    3.83%    4.03%      4.78%
----------------------------------------------------------------------------------
Taxable Equiv Yld/2/                  6.99%     6.69%    5.85%    6.15%      7.30%
----------------------------------------------------------------------------------

1 Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 3.20%, 6.65%, and 7.85%, respectively.

2 Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                     Nuveen Flagship Arizona Municipal Bond Fund
                                                      May 31, 1997 Annual Report


* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.


Index Comparison*

[LINE CHART APPEARS HERE]

                                          Nuveen Flagship Arizona    Nuveen Flagship Arizona
                     Lehman Brothers        Municipal Bond Fund        Municipal Bond Fund
                   Municipal Bond Index            (NAV)                     (Offer)
May 1987                 10000                     10000                      9580
May 1988                 10898.1                   10744.8                    10132.3
May 1989                 12150.6                   12253.3                    11554.9
May 1990                 13039.7                   12930.6                    12193.6
May 1991                 14353.9                   14118.8                    13314
May 1992                 15764.1                   15565.7                    14678.4
May 1993                 17650                     17645.1                    16639.3
May 1994                 18085.8                   17983.7                    16958.6
May 1995                 19732.8                   19788                      18660.1
May 1996                 20634.7                   20621.8                    19446.3
May 1997                 22534.8                   22241.5                    20973.7

-- Lehman Brothers Municipal Bond Index                   $22,535
-- Nuveen Flagship Arizona Municipal Bond Fund (NAV)      $22,241
-- Nuveen Flagship Arizona Municipal Bond Fund (Offer)    $21,307

Past performance is not predicitive of turure performance.


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

            Dividend History   Capital
               (A Shares)       Gains
  1996
June             0.04541
July             0.04692
August           0.04692
September        0.04541
October          0.04692
November         0.04541
December         0.04692       0.0457
  1997
January          0.04926       0.01135
February         0.0462
March            0.0462
April            0.0462
May              0.0462

-- Capital Gains
7

                    Financial Section





                        Contents

                    10  Portfolio of Investments

                    20  Statement of Net Assets

                    21  Statement of Operations

                    22  Statement of Changes in Net Assets

                    23  Notes to Financial Statements

                    30  Financial Highlights

                    32  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Arizona

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Education -- 2.9%

          $   500,000    Arizona State University, Resh Park Development,       7/06 at 100        AAA    $  465,250
                           Revenue Refunding, 5.000%, 7/01/21

              500,000    Glendale Arizona, Industrial Development Authority,    5/06 at 102        AAA       511,470
                           Midwestern University, Series A, 6.000%, 5/15/16

            1,370,000    University of Arizona, Foundation Lease Revenue,       7/97 at 102        AAA     1,401,894
                           7.750%, 7/01/07

              300,000    University of Arizona, University Revenue Refunding    6/02 at 102         AA       319,935
                           System, 6.250%, 6/01/11

              335,000    Yavapai County, Arizona, Community College District    7/03 at 101         A-       345,687
                           Revenue, 6.000%, 7/01/12
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 10.7%

              380,000    Maricopa County, Arizona, Hospital Revenue,           No Opt. Call        AAA       464,694
                           St. Lukes Hospital Medical Center Project,
                           8.750%, 2/01/10

           17,300,000    Maricopa County, Arizona, Industrial Development      No Opt. Call        AAA     5,906,393
                           Authority, Single Family Mortgage Revenue,
                           Capital Appreciation and Accrual,
                           0.000%, 2/01/16

              500,000    Phoenix, Arizona, Street and Highway User Revenue,     7/02 at 102         AA       541,520
                           Senior Lien, 6.250%, 7/01/11

           11,570,000    Tucson and Pima County, Arizona, Industrial           No Opt. Call        AAA     4,296,982
                           Development Authorities, Single Family Mortgage
                           Revenue, Series 1983A, 0.000%, 12/01/14
--------------------------------------------------------------------------------------------------------------------
                         Health Care -- 1.7%

            1,670,000    Cochise County, Arizona, Industrial Development        5/04 at 102        AAA     1,817,027
                           Authority, Mortgage Revenue Refunding, Sierra
                           Vista Care Center, Series A, 6.750%, 11/20/19
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 8.8%

            1,250,000    Arizona, Health Facilities Authority, Arizona         10/99 at 101        AAA     1,329,850
                           Volunteer Hospital, Series B, 7.250%, 10/01/13

            2,775,000    Maricopa County, Arizona, Industrial Development      No Opt. Call        AAA     3,278,385
                           Authority, Hospital Facility Revenue Refunding,
                           Samaritan Health Services, Series A,
                           7.000%, 12/01/16

                                                                                          Nuveen Municipal Bond Fund
                                                                                          May 31, 1997 Annual Report


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- continued

           $  375,000    Maricopa County, Arizona, Industrial Development      12/00 at 102         AAA   $  411,281
                           Authority, Hospital Facility Revenue,
                           7.500%, 12/01/13

              600,000    Maricopa County, Arizona, Industrial Development       9/05 at 101         AAA      587,052
                           Authority, Revenue Refunding, Baptist Hospital
                           System, 5.500%, 9/01/16

                         Phoenix, Arizona, Industrial Development Authority,
                         Hospital Revenue, John C. Lincoln Hospital and
                         Health:
              500,000      6.000%, 12/01/10                                    12/03 at 102        BBB+      504,575
              500,000      6.000%, 12/01/14                                    12/03 at 102        BBB+      498,285

                         Pima County, Arizona, Industrial Development
                         Authority, Health Care Corporation Revenue Refunding,
                         Carondelet Health Care Corporation:
              500,000      5.250%, 7/01/12                                     No Opt. Call         AAA      495,610
              640,000      5.250%, 7/01/13                                     No Opt. Call         AAA      630,746

            1,500,000    Scottsdale, Arizona,  Industrial Development          No Opt. Call         AAA    1,523,910
                           Authority, Hospital Revenue, Scottsdale Memorial
                           Hospitals, 5.500%, 9/01/12
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 2.9%

            1,000,000    Maricopa County, Arizona, Industrial Development        1/07 at 102        AAA    1,008,180
                           Authority, Multi-Family Mortgage Revenue,
                           Tempe Grove Apartments Project,
                           Series A, 6.150%, 7/20/28

              295,000    Phoenix, Arizona, Housing Finance Corporation,          7/02 at 101        AAA      304,529
                           Mortgage Revenue, Project A,
                           6.500%, 7/01/24

                         Phoenix, Arizona, Industrial Development Authority,
                         Mortgage Revenue Refunding, Chris Ridge
                         Village Project:
              200,000      6.750%, 11/01/12                                     11/02 at 101        AAA      210,850
              425,000      6.800%, 11/01/25                                     11/02 at 101        AAA      442,791

              500,000    Phoenix, Arizona, Industrial Development Authority,     2/03 at 102        Aaa      498,515
                           Multi-family Housing, Revenue Refunding, Meadow
                           Glen Apartments, Series A, 5.800%, 8/20/28

              500,000    Tempe, Arizona, Industrial Development Authority,       6/03 at 102        AAA      509,760
                           Multi-family Mortgage Revenue Refunding,
                           Quadrangles Village Apartments,
                           Series A, 6.250%, 6/01/26

Portfolio of Investments
Nuveen Flagship Arizona-continued


            Prinicpal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family -- 1.8%

    $         485,000    Phoenix, Arizona, Industrial Development Authority,    6/05 at 102         AAA   $  493,512
                           Single Family Mortgage Revenue,
                           6.150%, 12/01/08

              420,000    Pima County, Arizona, Industrial Development           8/05 at 102           A      436,094
                           Authority, Single Family Mortgage Revenue
                           Refunding, Series A, 6.500%, 2/01/17

            1,000,000    Pima County, Arizona, Industrial Development           5/07 at 102         AAA    1,011,670
                           Authority, Single Family Mortgage Revenue,
                           Series A, 6.250%, 11/01/30
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control -- 4.4%

              250,000    Casa Grande, Arizona, Industrial Development          12/02 at 103          A1      270,013
                           Authority, Industrial Development Revenue,
                           Frito-Lay/Pepsico, 6.650%, 12/01/14

            2,000,000    Coconino County, Arizona, Pollution Control           10/06 at 102        BBB-    2,013,740
                           Corporation Revenue, Pollution Control, Nevada
                           Power Company Project, 6.375%, 10/01/36

            1,000,000    Mesa, Arizona, Industrial Development Authority,      No Opt. Call         N/R    1,057,550
                           Industrial Revenue, TRW Vehicle Safety
                           System Inc. Project, 7.250%, 10/15/04

              500,000    Mohave County, Arizona, Industrial Development         2/00 at 101         AA+      523,800
                           Authority, Industrial Development Revenue,
                           Citizens Utilities Company Projects,
                           Series B, 7.150%, 2/01/26

              500,000    Mohave County, Arizona, Industrial Development        11/03 at 101        A-1+      522,740
                           Authority, Industrial Development Revenue,
                           Citizens Utilities Company Project,
                           6.600%, 5/01/29

              240,000    Pima County, Arizona, Industrial Development           1/02 at 103         AAA      265,601
                           Authority, Industrial Revenue Refunding, Lease
                           Obligation, Series A, Irvington Project Tucson
                           Electric Power Company, 7.250%, 7/15/10
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations -- 3.1%

              700,000    Apache County, Arizona, Public Finance Corporation,    5/00 at 102           A      707,385
                           Certificates of Participation, 5.500%, 5/01/10

              250,000    Arizona State, Certificates of Participation,          9/02 at 102         AAA      266,975
                           Series B, 6.250%, 9/01/10

                                                                                                          Nuveen Municipal Bond Fund
                                                                                                          May 31, 1997 Annual Report


 Principal                                                              Optional Call                        Market
    Amount      Description                                               Provisions*        Ratings**        Value
-------------------------------------------------------------------------------------------------------------------
                Municipal Appropriation Obligations -- continued

$  225,000      Arizona State Municipal Financing Program,               No Opt. Call              AAA  $   296,822
                  Certificates of Participation, Series 11,
                  8.000%, 8/01/17

   280,000      Eloy, Arizona, Municipal Property Corporation,            7/02 at 101              BBB      300,714
                  Municipal Facilities, Revenue Refunding,
                  7.000%, 7/01/11

                Pinal County, Arizona, Certificates of Participation:
   300,000        6.375%, 6/01/06                                         6/02 at 100               AA      320,334
   200,000        6.500%, 6/01/09                                         6/02 at 100               AA      214,650

   850,000      Tucson, Arizona, Certificates of Participation,           7/04 at 100               AA      905,930
                  6.375%, 7/01/09

   250,000      Tucson, Arizona, Local Development, Business              7/02 at 102              AAA      265,303
                  Development Finance Corporation, Lease Revenue
                  Refunding, 6.250%, 7/01/12
-------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Transportation -- 1.8%

   500,000      Phoenix, Arizona, Airport Revenue,                        7/04 at 102              AAA      537,920
                  Series D, 6.400%, 7/01/12

   250,000      Phoenix, Arizona, Civic Improvement Corporation,          7/97 at 102              AA+      255,763
                  Airport Terminal Excise Tax Revenue,
                  7.800%, 7/01/11

   500,000      Tucson, Arizona, Airport Authority Inc., Series B,        6/00 at 102              AAA      538,855
                  7.125%, 6/01/15

   575,000      Tucson, Arizona, Airport Authority Inc., Revenue          6/03 at 102              AAA      584,183
                  Refunding, 5.700%, 6/01/13
-------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Utility -- 3.8%

   500,000      Central Arizona Water Conservation District, Contract    No Opt. Call              AA-      509,250
                  Revenue Refunding, Central Arizona Project,
                  Series A, 5.500%, 11/01/10

     5,000      Central Arizona Water Conservation District Contract      5/01 at 102              AA-        5,375
                  Revenue, Central Arizona Project, Series B,
                  6.500%, 11/01/11

 3,000,000      Guam Power Authority Revenue, Series A,                  10/03 at 102              BBB    2,665,800
                  5.250%, 10/01/23

Portfolio of Investments
Nuveen Flagship Arizona -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility - continued

           $  280,000    Salt River Project, Arizona Agricultural Improvement   8/97 at 100          AA   $  279,986
                           and Power District, Electric System Revenue,
                           Series C, 5.750%, 1/01/20

              500,000    Salt River Project, Arizona Agricultural Improvement  No Opt. Call          AA      524,435
                           and Power District, Electric System Revenue,
                           Series A, 5.750%, 1/01/10
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Water and Sewer 7.0%

              175,000    Arizona State Wastewater Management Authority,         7/02 at 102         AAA      181,419
                           Wastewater Treatment Financial Assistance
                           Revenue, Series A, 5.950%, 7/01/12

              250,000    Arizona State Wastewater Management Authority,         7/05 at 102         AAA      255,845
                           Wastewater Treatment Financial Assistance,
                           Revenue Refunding, 5.750%, 7/01/15

            1,750,000    Chandler, Arizona, Water and Sewer Revenue             7/01 at 101         AAA    1,893,973
                           Refunding, 6.750%, 7/01/06

                         Cottonwood, Arizona, Sewer Revenue Refunding:
              500,000      6.900%, 7/01/03                                      7/02 at 101         BBB-     542,080
              100,000      7.000%, 7/01/06                                      7/02 at 101         BBB-     108,137
              100,000      7.000%, 7/01/07                                      7/02 at 101         BBB-     107,674

            1,000,000    Phoenix, Arizona, Civic Improvement Corporation,       7/04 at 102          Aa3     916,410
                           Wastewater System, Lease Revenue Refunding,
                           5.000%, 7/01/18

            1,000,000    Phoenix, Arizona, Civic Improvement Corporation,       7/06 at 100           Aa     996,880
                           Water System Revenue, Junior  Lien,
                           5.600%, 7/01/18

              540,000    Pima County, Arizona, Sewer Revenue Refunding,         7/01 at 101          AAA     580,262
                           6.750%, 7/01/15

              800,000    Sedona, Arizona, Sewer Revenue Refunding,              7/04 at 101          BBB     863,560
                           7.000%, 7/01/12

              500,000    Tucson, Arizona, Water Revenue Refunding,              7/01 at 102           A+     541,235
                           6.700%, 7/01/12

              390,000    Tucson, Arizona, Water Revenue, Series 1994,           7/06 at 101          AAA     406,169
                           Series A, 6.000%, 7/01/21
--------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- 28.5%

              800,000    Chandler, Arizona, Refunding, 7.000%, 7/01/12          7/01 at 101          AAA     866,968

14

                                                                                          Nuveen Municipal Bond Fund
                                                                                          May 31, 1997 Annual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations -- continued

                         Cochise County, Arizona, Unit School District
                         Number 68, Sierra Vista Formerly Cochise County,
                         Arizona:
           $  250,000      7.500%, 7/01/09                                     No Opt. Call         AAA   $  301,855
              300,000      7.500%, 7/01/10                                     No Opt. Call         AAA      362,658

                         Coconino and Yavapai Counties, Arizona, Joint Unit
                         School District Number 9, Sedona Oak Creek,
                         Series A:
              250,000      6.700%, 7/01/06                                      7/01 at 101          A-      268,280
              250,000      6.750%, 7/01/07                                      7/01 at 101          A-      268,738

              375,000    Maricopa County, Arizona, Rural Road Improvement       7/99 at 101         N/R      390,383
                           District, 6.900%, 7/01/05

              300,000    Maricopa County, Arizona, Hospital District Number 1,  6/04 at 101         AAA      318,663
                           Series B, 6.250%, 6/01/10

            1,000,000    Maricopa County, Arizona, Hospital District Number 1,  6/06 at 101           A    1,043,310
                           6.500%, 6/01/17

              750,000    Maricopa County, Arizona, School District              7/01 at 101         AAA      796,890
                           Number 11 Peoria Unit, 6.400%, 7/01/10

              675,000    Maricopa County, Arizona, School District             No Opt. Call         AAA      426,769
                           Number 11 Peoria Unit, Second Series,
                           0.000%, 7/01/06

            4,000,000    Maricopa County, Arizona, School District             No Opt. Call         AAA    2,392,760
                           Number 28, Kyrene Elementary, Series C,
                           0.000%, 7/01/07

                         Maricopa County, Arizona, School District
                         Number 28, Kyrene Elementary:
            1,870,000      0.000%, 1/01/09                                     No Opt. Call         AAA    1,013,185
            3,805,000      0.000%, 1/01/10                                     No Opt. Call         AAA    1,936,288
            6,000,000      0.000%, 1/01/11                                     No Opt. Call         AAA    2,874,660

               50,000    Maricopa County, Arizona, School District              7/02 at 100         AAA       51,506
                           Number 28, Kyrene Elementary, Series E,
                           6.000%, 7/01/12

                         Maricopa County, Arizona, School District
                         Number 40, Glendale Improvement:
              500,000      6.200%, 7/01/09                                      7/05 at 101         AAA      538,170
            2,500,000      6.250%, 7/01/10                                      7/05 at 101         AAA    2,683,575
            1,750,000      6.300%, 7/01/11                                      7/05 at 101         AAA    1,874,653

15

Portfolio of Investments
Nuveen Flagship Arizona - continued


        Principal                                                                  Optional Call                            Market
           Amount       Description                                                  Provisions*   Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------------
                        Non-State General Obligations - continued

                        Maricopa County, Arizona, Unit School District
                        Number 41, Gilbert, Refunding:
       $2,000,000         0.000%,  1/01/06                                           No Opt. Call        AAA            $1,296,820
          500,000         6.250%,  7/01/15                                            7/08 at 100        AAA               532,285

          515,000       Maricopa County, Arizona, Elementary School                   7/04 at 102        AAA               567,808
                          District 68, Alhambra, Series A, 6.750%, 7/01/14

          500,000       Maricopa County, Arizona, Chandler Unit School               No Opt. Call        AAA               550,100
                          District Number 80, 6.250%, 7/01/11

        1,275,000       Maricopa County, Arizona, School District Number 98,         No Opt. Call        AAA               806,119
                          Fountain Hills Unit, 0.000%, 7/01/06

                        Navajo County, Arizona, Unit School District
                        Number 2 Joseph City, Formerly Navajo County
                        Arizona School, Series A:
          125,000         6.800%, 7/01/01                                            No Opt. Call        N/R               133,016
          375,000         6.800%, 7/01/02                                            No Opt. Call        N/R               401,629

          635,000       Navajo County, Arizona, Unit School District                  7/06 at 101        AAA               653,872
                          District Number 32, Blue Ridge, Formerly
                          Navajo County, Arizona, Projects Of 1994,
                          School Improvement, 5.800%, 7/01/14

        1,000,000       Pima County, Arizona, Unit School District                   No Opt. Call        AAA             1,208,860
                          Number 1, Tucson, 7.500%, 7/01/10

          300,000       Pima County, Arizona, Unit School District Number 1,          7/02 at 102        AAA               313,737
                          Tucson, School Improvement Series D.
                          6.100%, 7/01/12

          500,000       Pima County, Arizona, Unit School District Number 13,         7/04 at 102        AAA               553,575
                          Tanque Verde, Refunding and Improvement,
                          6.700%, 7/01/10

          315,000       Scottsdale Mountain Community, Facilities                     7/03 at 102          A               329,115
                          District, Series A, 6.200%, 7/01/17

        1,925,000       Tatum Ranch, Arizona, Community Facilities                    7/02 at 102          A             2,086,662
                          District, Series A, 6.875%, 7/01/16

          225,000       Tempe, Arizona, Series B, 6.000%, 7/01/08                     7/02 at 101        AA+               236,610

          600,000       Tempe, Arizona, Unit High School District Number 213,         7/04 at 101        AAA               628,110
                          Refunding and Improvement, 6.000%, 7/01/12

          500,000       Tucson, Arizona, Series 1984, Series G,                       7/04 at 101        AAA               527,395
                          6.250%, 7/01/18

          675,000       Yuma County, Arizona, Unit High School District               7/02 at 101        AAA               705,692
                          Number 70, Yuma, 5.700%, 7/01/06


16

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

 Principal                                                                    Optional Call                   Market
    Amount      Description                                                     Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                  Pre-refunded -- 13.8%***

$  300,000      Arizona Health Facilities Authority, Hospital System            9/03 at 100         AAA   $  320,403
                  Revenue Refunding, Phoenix Baptist Hospital and
                  Medical, 6.250%, 9/01/11

   200,000      Arizona State Municipal Financing Program, Certificates        Opt. No Call         AAA      242,108
                  of Participation, Series 20, 7.700%, 8/01/10

   500,000      Arizona State Transportation Board, Highway Revenue,            7/00 at 101         AAA      541,405
                  7.000%, 7/01/09

   300,000      Arizona State University Revenue System,                        7/02 at 101         Aaa      334,902
                  7.000%, 7/01/15

 1,195,000      Central Arizona Water Conservation District, Contract           5/01 at 102         AA-    1,298,451
                  Revenue, Central Arizona Project, Series B,
                  6.500%, 11/01/11

   375,000      Maricopa County, Arizona, Industrial Development               12/00 at 102         AAA      418,343
                  Authority, Hospital Facility Revenue,
                  7.500%, 12/01/13

 1,250,000      Maricopa County, Arizona, Industrial Development               12/00 at 102         AAA    1,344,250
                  Authority, Mercy Health System Revenue, Series B,
                  7.150%, 7/01/12

   265,000      Maricopa County, Arizona, School District Number 28,            7/02 at 100         AAA      281,828
                  Kyrene Elementary, Series E, 6.000%, 7/01/12

                Maricopa County, Arizona, School District Number 214,
                Tolleson Unit High, Series B:
   575,000        6.500%, 7/01/09                                               7/00 at 100         AAA      616,469
   300,000        6.500%, 7/01/10                                               7/00 at 101         AAA      321,636

 1,250,000      Northern Arizona University Revenue,                            6/99 at 100         Aaa    1,328,325
                  7.500%, 6/01/08

   700,000      Peoria, Arizona, Municipal Development Authority Inc.,          7/99 at 102         AAA      751,051
                  Municipal Facilities Revenue, 7.000%, 7/01/10

   400,000      Phoenix, Arizona, Civic Improvement Corporation,                7/03 at 102         AAA      436,436
                  Wastewater System Lease Revenue, 6.125%, 7/01/23

   650,000      Pima County, Arizona, Unit School District Number 1,            7/00 at 101           A      706,947
                  Tucson, Series B, 7.200%, 7/01/09

   460,000      Pima County, Arizona, Sewer Revenue Refunding,                  7/01 at 101         AAA      501,961
                  6.750%, 7/01/15

 1,500,000      Price, Elliott Resh Park Inc., Arizona Revenue Refunding,       7/01 at 102         AAA    1,663,185
                  Arizona State University, Resh Park,
                  7.000%, 7/01/21

Portfolio of Investments
Nuveen Flagship Arizona - continued

 Principal                                                                    Optional Call                   Market
    Amount      Description                                                     Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                Pre-refunded -- continued

                Salt River Project, Arizona Agricultural Improvement
                and Power District, Electric System Revenue,
                Series E:
$  100,000        8.250%, 1/01/13                                               1/98 at 100         AAA   $  102,616
   100,000        8.250%, 1/01/28                                               1/98 at 100         AAA      102,616

 1,000,000      Scottsdale, Arizona, Industrial Development Authority,          9/97 at 102         AAA    1,031,610
                  Hospital Revenue Refunding, Scottsdale Memorial
                  Hospital, Series A, 8.500%, 9/01/17

 2,085,000      University of Arizona, Medical Center Corporation,              7/97 at 102         N/R    2,134,081
                  Hospital Revenue, 8.100%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
                Special Tax Revenue -- 5.0%

   965,000      Bullhead City, Arizona, Special Assessment, Bullhead            1/03 at 103         Baa      981,695
                  Parkway Improvement District, 6.100%, 1/01/13

   550,000      Douglas, Arizona, Municipal Property Corporation,               7/05 at 101         AAA      561,869
                  Municipal Facilities, Excise Tax Revenue,
                  5.750%, 7/01/15

   385,000      Flagstaff, Arizona, Street and Highway User Revenue,           No Opt. Call         AAA      409,994
                  Junior Lien, 5.900%, 7/01/10

                Peoria, Arizona, Improvement District, Special
                Assessment, North Valley Power Center No. 8801:
   425,000        7.300%, 1/01/12                                               1/03 at 101         BBB      459,901
   460,000        7.300%, 1/01/13                                               1/03 at 101         BBB      497,545

   300,000      Phoenix, Arizona, Street and Highway User Revenue               7/02 at 102          A+      319,149
                  Refunding, Junior Lien, 6.250%, 7/01/11

 2,050,000      Puerto Rico, Commonwealth Highway and                           7/16 at 100           A    1,993,769
                  Transportation Authority, Highway Revenue, Series Y,
                  5.500%, 7/01/36
--------------------------------------------------------------------------------------------------------------------
                State/Territorial General Obligations -- 0.2%

   250,000      Guam Government, Series A, 5.400%, 11/15/18                    11/03 at 102         BBB      230,466
--------------------------------------------------------------------------------------------------------------------
                Student Loan Revenue Bonds -- 2.2%

   570,000      Arizona Educational Loan Marketing Corporation,                 3/02 at 101           A      606,110
                  Educational Loan Revenue, Series B,
                  7.000%, 3/01/05

                                                                                            Nuveen Municipal Bond Fund
                                                                                            May 31, 1997 Annual Report


            Principal                                                         Optional Call                     Market
               Amount    Description                                            Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------
                         Student Loan Revenue Bonds -- continued

         $    100,000    Arizona Educational Loan Marketing Corporation,        9/02 at 101          Aa   $    105,185
                           Educational Loan Revenue, Senior Series B,
                           6.375%, 9/01/05

            1,500,000    Arizona Student Loan Acquisition Authority, Student    5/04 at 102          Aa      1,595,982
                           Loan Revenue, Senior Series B, 6.600%, 5/01/10
----------------------------------------------------------------------------------------------------------------------
         $127,100,000    Total Investments (cost $97,173,044) -- 98.6%                                     103,654,219
----------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.4%                                               1,480,454
                         ---------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                               $105,134,673
                         ---------------------------------------------------------------------------------------------

                         *   Optional Call Provisions (not covered by the report of independent auditors): Dates
                             (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         **  Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or Moody's rating.

                         *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S.
                             Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

                         N/R -- Investment is not rated.

Statement of Net Assets                                              Nuveen Municipal Bond Fund
May 31, 1997                                                         May 31, 1997 Annual Report

                                                                                Nuveen Flagship
                                                                                        Arizona
-----------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                      $103,654,219
Cash                                                                                    216,942
Receivables:
  Interest                                                                            1,880,054
  Shares sold                                                                            98,742
Other assets                                                                              4,417
-----------------------------------------------------------------------------------------------
     Total assets                                                                   105,854,374
-----------------------------------------------------------------------------------------------
Liabilities
Payable for Shares redeemed                                                             138,255
Accrued expenses:
  Management fees (note 6)                                                               28,296
  12b-1 distribution and service fees (notes 1 and 6)                                    16,255
  Other                                                                                  90,565
Dividends payable                                                                       446,330
-----------------------------------------------------------------------------------------------
     Total liabilities                                                                  719,701
-----------------------------------------------------------------------------------------------
Net assets (note 7)                                                                $105,134,673
===============================================================================================
Class A Shares (note 1)
Net assets                                                                         $ 82,566,717
Shares outstanding                                                                    7,545,943
Net asset value and redemption price per share                                     $      10.94
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                                 $      11.42
===============================================================================================
Class B Shares (note 1)
Net assets                                                                         $    347,407
Shares outstanding                                                                       31,764
Net asset value, offering and redemption price per share                           $      10.94
===============================================================================================
Class C Shares (note 1)
Net assets                                                                         $  3,189,083
Shares outstanding                                                                      291,451
Net asset value, offering and redemption price per share                           $      10.94
===============================================================================================
Class R Shares (note 1)
Net assets                                                                         $ 19,031,466
Shares outstanding                                                                    1,739,156
Net asset value, offering and redemption price per share                           $      10.94
===============================================================================================

                See accompanying notes to financial statements.
20

Statement of Operations
Year ended May 31, 1997
                                                                         Nuveen Flagship
                                                                                Arizona*
----------------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                           $5,379,767
----------------------------------------------------------------------------------------

Expenses

Management fees (note 6)                                                         467,943
12b-1 service fees -- Class A (notes 1 and 6)                                    270,038
12b-1 distribution and service fees -- Class B (notes 1 and 6)                       617
12b-1 distribution and service fees -- Class C (notes 1 and 6)                    22,346
Shareholders' servicing agent fees and expenses                                   73,738
Custodian's fees and expenses                                                     66,064
Trustees' fees and expenses (note 6)                                               2,389
Professional fees                                                                 15,901
Shareholders' reports -- printing and mailing expenses                            14,920
Federal and state registration fees                                                6,062
Other expenses                                                                     3,805
----------------------------------------------------------------------------------------
Total expenses before reimbursement                                              943,823
  Expense reimbursement (note 6)                                                (190,556)
----------------------------------------------------------------------------------------
Net expenses                                                                     753,267
----------------------------------------------------------------------------------------
Net investment income                                                          4,626,500
----------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)                   344,913
Net change in unrealized appreciation or depreciation of investments           1,724,243
----------------------------------------------------------------------------------------
Net gain from investments                                                      2,069,156
----------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $6,695,656
========================================================================================

* Information represents eight months of Flagship Arizona and four months of Nuveen Flagship Arizona (see note 1 of the Notes to Financial Statements).

                                 See accompanying notes to financial statements.


Statement of Changes in Net Assets                                                  Nuveen Municipal Bond Fund
                                                                                    May 31, 1997 Annual Report


                                                                     Nuveen Flagship                  Flagship
                                                                            Arizona*                   Arizona
                                                                  --------------------------------------------
                                                                  Year ended 5/31/97        Year ended 5/31/96
--------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $4,626,500               $ 4,362,788
Net realized gain from investment transactions
  (notes 1 and 4)                                                            344,913                   317,259
Net change in unrealized appreciation or depreciation
  of investments                                                           1,724,243                (1,200,471)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 6,695,656                 3,479,576
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                 (4,163,497)               (4,301,398)
  Class B                                                                     (2,842)                      N/A
  Class C                                                                   (117,169)                  (82,198)
  Class R                                                                   (335,301)                      N/A
From accumulated net realized gains from
  investment transactions:
  Class A                                                                   (414,050)                       --
  Class B                                                                         --                       N/A
  Class C                                                                    (12,740)                       --
  Class R                                                                         --                       N/A
---------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                 (5,045,599)               (4,383,596)
---------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the
  reorganization of Nuveen Arizona (note 1)                               25,221,663                        --
Net proceeds from shares issued as a capital contribution                     33,360                        --
Net proceeds from sale of shares                                           9,311,968                11,832,617
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                            2,094,732                 1,939,151
---------------------------------------------------------------------------------------------------------------
                                                                          36,661,723                13,771,768
---------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                  (15,241,517)              (12,829,723)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                            21,420,206                   942,045
---------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                23,070,263                    38,025
Net assets at the beginning of year                                       82,064,410                82,026,385
---------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $105,134,673               $82,064,410
---------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year           $      7,691               $        --
---------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Arizona and four months of Nuveen Flagship Arizona (see note 1 of the Notes to Financial Statements).

N/A--Flagship Arizona was not authorized to issue Class B or Class R Shares.



22                               See accompanying notes to financial statements.

Notes to Financial Statements                         Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



1. General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Arizona Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Arizona Double Tax Exempt Fund ("Flagship Arizona") and Nuveen Arizona Tax-Free Value Fund ("Nuveen Arizona") reorganized into Nuveen Flagship Arizona Municipal Bond Fund ("Nuveen Flagship Arizona"). Prior to the reorganization, Flagship Arizona was a sub-trust of the Flagship Tax Exempt Funds Trust, while Nuveen Arizona was a series of the Nuveen Multistate Tax Free Trust. Nuveen Arizona had a fiscal year end of January 31 prior to being reorganized into Nuveen Flagship Arizona which has retained the fiscal year end of Flagship Arizona.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Arizona was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Arizona state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
Effective February 1, 1997, the Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                       Nuveen Flagship                Flagship
                                                           Arizona*                    Arizona
                                                   --------------------------------------------------
                                                      Year ended 5/31/97          Year ended 5/31/96
                                                   --------------------------------------------------
                                                    Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------
Shares issued in the reorganization
 of Nuveen Arizona:
 Class A                                           491,617   $  5,367,690            -   $          -
 Class B                                                 -              -            -              -
 Class C                                            48,608        530,721            -              -
 Class R                                         1,769,783     19,323,252            -              -
Shares issued as a
 capital contribution:
 Class A                                               764          8,340            -              -
 Class B                                               764          8,340            -              -
 Class C                                               764          8,340            -              -
 Class R                                               764          8,340            -              -
Shares sold:
 Class A                                           712,114      7,768,419      987,074     10,720,918
 Class B                                            30,949        339,939          N/A            N/A
 Class C                                            86,515        940,835      101,591      1,111,699
 Class R                                            23,885        262,775          N/A            N/A
Shares issued to shareholders due to
 reinvestment of distributions:
 Class A                                           172,561      1,878,199      174,172      1,897,941
 Class B                                                51            556          N/A            N/A
 Class C                                             6,676         72,706        3,779         41,210
 Class R                                            13,166        143,271          N/A            N/A
-----------------------------------------------------------------------------------------------------
                                                 3,358,981     36,661,723    1,266,616     13,771,768
-----------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                        (1,294,344)   (14,116,042)  (1,111,337)   (12,066,428)
 Class B                                                 -              -          N/A            N/A
 Class C                                           (34,699)      (378,684)     (71,245)      (763,295)
 Class R                                           (68,442)      (746,791)         N/A            N/A
-----------------------------------------------------------------------------------------------------
                                                (1,397,485)   (15,241,517)  (1,182,582)   (12,829,723)
-----------------------------------------------------------------------------------------------------
Net increase                                     1,961,496   $ 21,420,206       84,034   $    942,045
-----------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Arizona and four months of Nuveen Flagship Arizona (see note 1).

N/A -- Flagship Arizona was not authorized to issue Class B or Class R Shares.

3. Distributions to Shareholders
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:

                                                                 Nuveen Flagship
                                                                         Arizona
--------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                 $.0460
  Class B                                                                  .0395
  Class C                                                                  .0410
  Class R                                                                  .0480
--------------------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                                 Nuveen Flagship
                                                                        Arizona*
--------------------------------------------------------------------------------
Purchases
Investments in municipal securities                                  $21,768,865
Investments in municipal securities
  in the reorganization of Nuveen Arizona                             23,499,139
Temporary municipal investments                                        1,100,000

Sales
Investments in municipal securities                                   27,766,685
Temporary municipal investments                                        1,100,000
--------------------------------------------------------------------------------
* Information represents eight months of Flagship Arizona and four months of Nuveen Flagship Arizona (see note 1).


At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had unused capital loss carryforwards of $36,219 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $18,529 of the carryover will expire in the year 2002 and $17,690 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At May 31, 1997, net unrealized appreciation aggregated $6,481,175 of which $6,530,057 related to appreciated securities and $48,882 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------


Prior to the reorganization (see note 1) Flagship Arizona paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $144,600 of which approximately $125,000 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $51,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $400 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


                                                                 Nuveen Flagship
                                                                         Arizona
--------------------------------------------------------------------------------
Capital paid in                                                    $ 98,682,026
Balance of undistributed net investment income                            7,691
Accumulated net realized gain (loss) from investment transactions       (36,219)
Net unrealized appreciation of investments                            6,481,175
--------------------------------------------------------------------------------
Net assets                                                         $105,134,673
================================================================================

Financial Highlights


Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                       Operating performance         Less distributions
                                             ---------------------         ------------------


NUVEEN FLAGSHIP ARIZONA ++                                     Net
                                     Net              realized and     Dividends                      Net      Total
                                   asset                unrealized     from tax-                    asset     return
                                   value         Net   gain (loss)    exempt net   Distributions    value     on net
Year ending                    beginning  investment          from    investment    from capital   end of      asset
May 31,                        of period  income (b)   investments        income           gains   period   value(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (10/86)
 1997                             $10.73        $.56         $ .27        $(.56)          $(.06)   $10.94      7.85%
 1996                              10.85         .57          (.12)        (.57)              -     10.73      4.21
 1995                              10.43         .58           .42         (.58)              -     10.85     10.03
 1994                              10.81         .60          (.38)        (.60)              -     10.43      1.92
 1993                              10.13         .63           .69         (.64)              -     10.81     13.37
 1992                               9.81         .65           .32         (.65)              -     10.13     10.25
 1991                               9.60         .64           .21         (.64)              -      9.81      9.19
 1990                               9.72         .64          (.12)        (.64)              -      9.60      5.53
 1989                               9.12         .64           .60         (.64)              -      9.72     14.04
 1988                               9.12         .64             -         (.64)              -      9.12      7.45

Class B (2/97)
 1997 (c)                          10.92         .16           .02         (.16)              -     10.94      1.64

Class C (2/94)
 1997                              10.73         .50           .27         (.50)           (.06)    10.94      7.28
 1996                              10.84         .51          (.11)        (.51)              -     10.73      3.75
 1995                              10.43         .52           .41         (.52)              -     10.84      9.32
 1994 (c)                          11.22         .14          (.79)        (.14)              -     10.43    (16.61)+

Class R (2/97)
 1997 (c)                          10.92         .19           .02         (.19)              -     10.94      1.96

            +   Annualized.

            ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Arizona.

            (a) Total returns are calculated on net asset value without any sales charge.

            (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

            (c) From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


                           Ratios/Supplemental data
--------------------------------------------------------------------------------
                            Ratio of net               Ratio of net
                   Ratio of   investment     Ratio of    investment
                   expenses    income to     expenses     income to
                 to average      average   to average       average
                 net assets   net assets   net assets    net assets
    Net assets       before       before        after         after    Portfolio
 end of period   reimburse-   reimburse-   reimburse-    reimburse-     turnover
(in thousands)         ment         ment     ment (b)      ment (b)         rate
--------------------------------------------------------------------------------
       $82,567         1.05%        4.91%         .83%         5.13%          25%
        80,094         1.07         4.82          .69          5.20           38
        80,406         1.20         5.21          .82          5.59           27
        82,676         1.09         5.03          .64          5.48           21
        72,778         1.11         5.36          .44          6.03           20
        51,123         1.20         5.79          .44          6.55           34
        38,933         1.25         6.15          .78          6.62           18
        32,066         1.25         6.23          .85          6.63           37
        29,433         1.27         6.50          .92          6.85           37
        33,696         1.17         6.65          .86          6.96           68

           347         1.67+        4.38+        1.62+         4.43+          25

         3,189         1.59+        4.37         1.38+         4.58+          25
         1,970         1.63         4.24         1.23          4.64           38
         1,621         1.75         4.62         1.36          5.01           27
         1,122         1.62+        3.94+        1.20+         4.36+          21

        19,031          .73+        5.32+         .67+         5.38+          25
--------------------------------------------------------------------------------

31

Independent Auditors' Report

To the Board of Trustees and Shareholders of Nuveen Flagship Arizona Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Arizona Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Arizona Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Arizona


Directors                                          A Shares  C Shares
-------------------------------------------------------------------------------
Bremner                         For               6,044,382   184,410
                                Withhold            209,656       906
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Brown                           For               6,044,382   184,410
                                Withhold            209,656       906
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Dean                            For               6,044,382   184,410
                                Withhold            209,656       906
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Impellizzeri                    For               6,044,382   183,637
                                Withhold            209,656     1,679
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Rosenheim                       For               6,044,381   183,637
                                Withhold            209,657     1,679
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Sawers                          For               6,044,382   184,410
                                Withhold            209,656       906
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Schneider                       For               6,044,382   184,410
                                Withhold            209,656       906
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Schwertfeger                    For               6,044,382   184,410
                                Withhold            209,656       906
                                -----------------------------------------------
                                Total             6,254,038   185,316
-------------------------------------------------------------------------------
Advisory Agreement              For               5,171,787   123,810
                                Against             198,843    19,796
                                Abstain             301,693     6,523
                                -----------------------------------------------
                                Total             5,672,323   150,129
-------------------------------------------------------------------------------
                                Broker Non Votes    581,715    35,187
-------------------------------------------------------------------------------
12b-1 Plan                      For               5,114,018   127,093
                                Against             228,157    16,511
                                Abstain             330,151     6,523
                                -----------------------------------------------
                                Total             5,672,326   150,127
-------------------------------------------------------------------------------
                                Broker Non Votes    581,712    35,189
-------------------------------------------------------------------------------
Reorganization                  For               4,040,072    81,823
                                Against             144,276    13,880
                                Abstain             285,684     6,523
                                -----------------------------------------------
                                Total             4,470,032   102,226
-------------------------------------------------------------------------------
                                Broker Non Votes  1,784,006    83,090
                                -----------------------------------------------

                            Shareholder Information

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama           Michigan
Arizona           Missouri
California        New Jersey
Colorado          New Mexico
Connecticut       New York
Florida           North Carolina
Georgia           Ohio
Kansas            Pennsylvania
Kentucky          South Carolina
Louisiana         Tennessee
Maryland          Virginia
Massachusetts     Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                             Fund Information



                             Board of Directors
                             Robert P. Bremner
                             Lawrence H. Brown
                             Anthony T. Dean
                             Anne E. Impellizzeri
                             Peter R. Sawers
                             William J. Schneider
                             Timothy R. Schwertfeger
                             Judith M. Stockdale

                             Fund Manager
                             Nuveen Advisory Corp.
                             333 West Wacker Drive
                             Chicago, IL 60606

                             Custodian
                             The Chase Manhattan Bank
                             4 New York Plaza
                             New York, NY 10004-2413

                             Transfer Agent,
                             Shareholder Services and
                             Dividend Disbursing Agent
                             Boston Financial
                             Nuveen Investor Services
                             P.O. Box 8509
                             Boston, MA 02266-8509

                             (800) 225-8530

                             Legal Counsel
                             Fried, Frank, Harris, Shriver
                              & Jacobson
                             Washington, D.C.

                             Independent Auditors
                             Deloitte & Touche LLP
                             Dayton, Ohio

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
Municipal
Bond Funds

May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.



Colorado

 Contents

 1  Dear Shareholder

 3  Answering Your Questions

 6  Colorado Overview

 9  Financial Section

29  Shareholder Meeting Report

32  Shareholder Information

33  Fund Information

Dear Shareholder


It's a pleasure to report to you on the performance of the Nuveen Flagship Colorado Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 9.22% for Class A shares if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.95% for Class A shares. To match this yield, investors in the 34.5% combined federal and state income tax bracket would have had to earn at least 7.56% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to

[PHOTO OF Timothy R. Schwertfeger APPEARS HERE]

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."




increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive yields--have sparked increased interest in tax-free investments. The current level of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.


Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.


Answering Your Questions


What are the investment objectives of the fund?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fundOs after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected
the fund's performance during the year?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels. The fund had the added advantage of operating in a healthy supply environment, where securities were available as needed.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."


Given this market environment, how did the fund perform?

The Colorado Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 9.22% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked number one among 20 Colorado municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, the fund was able to enhance credit quality without sacrificing yield. As always, we focused on finding value in the marketplace with attractively priced high-quality bonds. For example, we purchased a number of zero-coupon bonds at a time when the market as a whole did not respond favorably to zero-coupon issues. The fund has since been rewarded with solid gains from these bonds, which proved to be a good value for the fund.

What is the current status of Colorado's municipal market?

Strong demand for tax-exempt investments continues in Colorado. The state has continued its economic recovery from the recession in the mid 1980s. As the growth rates decline to a manageable level, the state will have the ability to balance the level of infrastructure with the demands resulting from the significant growth in population. The growth is also diversifying the economy, primarily by increasing jobs in the services, trade, construction and high technology sectors, which more than offset the jobs lost due to the closure of some military bases. The improved economy is providing additional revenue to the state that will fund capital improvements and maintenance, as well as additional resources for education.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Whatever the cause, inflation has not ignited. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Colorado
Overview

CREDIT QUALITY
[PIE CHART APPEARS HERE]

AAA/Pre-refunded 58%
AA 12%
A 5%
BBB/NR 26%

DIVERSIFICATION
[PIE CHART APPEARS HERE]

Hospitals 4%
Housing Facilities 16%
Escrowed Bonds 44%
Tax Revenue 3%
Transportation 11%
General Obligations 8%
Other 14%


Fund Highlights
------------------------------------------------------------------------------------------
Share Class                                                  A        B        C         R
Inception Date                                            5/87     2/97     2/97      2/97
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   $10.15   $10.16   $10.15   $ 10.16
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                            $32,188
------------------------------------------------------------------------------------------
Average Weighted Maturity (years)                                                    17.07
------------------------------------------------------------------------------------------
Average Weighted Duration (years)                                                     9.68
------------------------------------------------------------------------------------------


Annualized Total Return/1/
------------------------------------------------------------------------------------------
Share Class                                    A(NAV)  A(Offer)       B        C         R
1-Year                                          9.22%     4.63%    8.67%    8.77%     9.38%
------------------------------------------------------------------------------------------
5-Year                                          7.40%     6.48%    6.82%    7.01%     7.43%
------------------------------------------------------------------------------------------
10-Year                                         7.57%     7.11%    7.10%    7.20%     7.59%
------------------------------------------------------------------------------------------


Tax-Free Yields
------------------------------------------------------------------------------------------
Share Class                                    A(NAV)  A(Offer)       B        C         R
Dist Rate                                       5.14%     4.93%    4.39%    4.60%     5.34%
------------------------------------------------------------------------------------------
SEC 30-Day Yld                                  4.95%     4.74%    4.20%    4.40%     5.15%
------------------------------------------------------------------------------------------
Taxable Equiv Yld/2/                            7.56%     7.24%    6.41%    6.72%     7.86%
------------------------------------------------------------------------------------------

/1/ Return of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns above do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year, 5-year, and 10-year total returns above would be 4.67%, 6.67%, and 7.10%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 34.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                    Nuveen Flagship Colorado Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

     Index Comparison*
     [LINE CHART APPEARS HERE]

               Lehman Brothers   Nuveen Flagship     Nuveen Flagship
                Municipal Bond  Colorado Municipal  Colorado Municipal
                    Index        Bond Fund (NAV)     Bond Fund (Offer)





     May 1987        10000             10000               9580
     May 1988        10898.1           10212.8             9783.85
     May 1989        12150.6           11522.8             11038.8
     May 1990        13039.7           12167.2             11656.2
     May 1991        14353.9           13231.8             12676.1
     May 1992        15764.1           14525.3             13915.2
     May 1993        17650             16325.7             15640.1
     May 1994        18085.8           16656.8             15957.2
     May 1995        19732.8           18246.4             17480.1
     May 1996        20634.7           19001.4             18203.4
     May 1997        22534.8           20752.7             19881.1

     -- Lehman Brothers Municipal Bond Index                  $22,535
     -- Nuveen Flagship Colorado Municipal Bond Fund (NAV)    $20,752
     -- Nuveen Flagship Colorado Municipal Bond Fund (Offer)  $19,881

     Past performance is not predictive of future performance.

     Dividend History (A Shares)
     [BAR CHART APPEARS HERE]


     June 1996   0.04279
     July 1996   0.04421
     Aug. 1996   0.04421
     Sept. 1996  0.04279
     Oct. 1996   0.04421
     Nov. 1996   0.04279
     Dec. 1996   0.04421
     Jan. 1997   0.04433
     Feb. 1997   0.0435
     Mar. 1997   0.0435
     Apr. 1997   0.0435
     May 1997    0.0435

Financial Section



    Contents

10  Portfolio of Investments

15  Statement of Net Assets

16  Statement of Operations

17  Statement of Changes in Net Assets

18  Notes to Financial Statements

25  Financial Highlights

28  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship Colorado



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 31.3%

           $1,000,000    Adams County, Colorado, Multi County, Single Family   No Opt. Call        Aaa    $  341,160
                           Mortgage Revenue, Series 1985 A,
                           0.000%, 6/01/16

            6,500,000    Arapahoe County, Colorado, Single Family Mortgage     No Opt. Call        AAA     3,191,500
                           Revenue, 1984 Series A, 0.000%, 9/01/10

            7,500,000    Colorado, Health Facilities Authority, Retirement     No Opt. Call        AAA     1,157,175
                           Facilities Revenue, Liberty Heights, Series B,
                           0.000%, 7/15/24

              900,000    Colorado Springs, Colorado, Utilities Revenue,        No Opt. Call        AAA       973,899
                           Utility Improvement, Series B, 6.600%, 11/15/18

            3,000,000    El Paso County, Colorado, Single Family Mortgage      No Opt. Call        AAA     1,078,770
                           Revenue, Series A 1985, 0.000%, 5/01/15

            4,300,000    El Paso County, Colorado, Single Family Mortgage      No Opt. Call        AAA     1,517,083
                           Revenue, Series 1984 A, 0.000%, 9/01/15

            4,000,000    Mesa County, Colorado, Residual Revenue Refunding,    No Opt. Call        Aaa     1,823,640
                           0.000%, 12/01/11
--------------------------------------------------------------------------------------------------------------------
                         Health Care -- 3.1%

            1,000,000    Colorado, Health Facilities Authority, Revenue         1/07 at 101        N/R     1,003,840
                           Refunding, First Mortgage, Christian Living,
                           Series A, 7.050%, 1/01/19
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 0.8%

              250,000    Pueblo County, Colorado, Hospital Facility Revenue,    9/01 at 101        AAA       270,095
                           Refunding, Series A, Parkview Episcopal,
                           7.000%, 9/01/09
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 9.9%

              100,000    Aurora, Colorado, Multifamily Revenue, Dayton          7/98 at 103        AAA       105,109
                           Project, Series A, 8.250%, 1/20/29

            1,500,000    Colorado, Housing Finance Authority,                  10/06 at 102         AA     1,534,080
                           Multifamily Housing Insured Mortgage, Series C,
                           Issue 3, 6.250%, 10/01/38

              500,000    Colorado, Housing Finance Authority,                   4/05 at 102         AA       523,075
                           Multifamily Housing, Insured Mortgage, Series A,
                           6.650%, 10/01/28

            1,000,000    Lakewood, Colorado, Multifamily Housing Revenue,      10/05 at 102        AAA     1,040,050
                           Mortgage, FHA Insured Mortgage Loan,
                           6.650%, 10/01/25

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Housing/Single Family--5.2%

           $  120,000      Colorado, Housing Finance Authority, Single Family   9/97 at 102        Aa1    $  123,068
                           Residential Housing Revenue, Series A,
                           8.125%, 9/01/17

              300,000    Colorado, Housing Finance Authority, Single Family     8/01 at 102         AA       314,679
                           Senior, Series C, Issue 2, 7.375%, 8/01/23

              850,000    Colorado Housing Finance Authority, Single Family      8/01 at 102        Aa1       475,405
                           Housing, Series A, 0.000%, 11/01/06

              170,000    Commerce City, Colorado, Single Family Mortgage,        3/02 at101          A       176,273
                           Revenue Refunding, Series A, 6.875%, 3/01/12

              130,000    Pueblo County, Colorado, Single Family Mortgage        6/02 at 102        AA-       134,667
                           Revenue, Series A, 6.850%, 12/01/25

              440,000    Pueblo County, Colorado, Single Family Mortgage,      11/04 at 102        AAA       463,144
                           Revenue Refunding, Mortgage-Backed Securities,
                           Series A, 7.050%,11/01/27
--------------------------------------------------------------------------------------------------------------------
                         Industrial Development and Pollution Control--1.6%

              500,000    Denver, Colorado,City and County Special Facilities,  10/02 at 102       Baa3       524,395
                           Airport Revenue, United Air Lines Project, Series A,
                           6.875%, 10/01/32
--------------------------------------------------------------------------------------------------------------------
                         Municipal Appropriation Obligations--2.3%

              500,000    El Paso County, Colorado, School District             12/01 at 101        AAA       543,250
                           Number 38, Certificates of Participation, Colorado
                           Association of School Boards Finance, Series 1992A,
                           6.900%, 12/01/13

              175,000    Jefferson County, Colorado, Certificates of           12/02 at 102        AAA       192,967
                           Participation, Refunding, 6.650%, 12/01/08
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Other--4.9%

            1,500,000    Hyland Hills, Metropolitan Park and Recreation        12/06 at 101        N/R     1,573,815
                           District, Colorado Special Revenue, Refunding and
                           Improvement, Series A, 6.750%, 12/15/15
--------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Transportation--11.2%

            4,300,000    Arapahoe County, Colorado, Capital Improvement,         8/05 at 95        Baa     2,542,977
                           Tollroad Fund, Highway Revenue, Issue E,
                           470 Series C, 0.000%, 8/31/06

            1,000,000    Eagle County, Colorado, Air Terminal Corporation       5/06 at 101        N/R     1,038,070
                           Revenue, Airport Terminal Project, 7.500%, 5/01/21

Portfolio of Investments
Nuveen Flagship Colorado -- continued

            Principal                                                              Optional Call                   Market
               Amount    Description                                                 Provisions*     Ratings**      Value
-------------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Utility--1.4%
          $   500,000    Puerto Rico, Electric Power Authority, Power Revenue,       7/05 at 100          BBB+  $ 465,440
                           Formerly Puerto Rico Commonwealth Water
                           Resource Authority Power, Refunding, Series Z,
                           5.250%, 7/01/21
-------------------------------------------------------------------------------------------------------------------------
                         Municipal Revenue/Water and Sewer--0.4%

              120,000    Colorado Water Resource and Power Development              11/02 at 100           AAA    130,018
                           Authority, Small Water Resource Revenue,
                           Series A, 6.700%, 11/01/12
-------------------------------------------------------------------------------------------------------------------------
                         Non-State General Obligations--8.2%

              450,000    Cherry Creek, Vista Park and Recreation District,          10/02 at 100           N/R    478,130
                           Colorado, Refunding and Improvement,
                           Series B, 6.875%, 10/01/11

              500,000    El Paso and Elbert Counties, Colorado, School District     12/05 at 100             A    551,950
                           Number RJ, 1 Elpaso, 6.800%, 12/01/14

                         El Paso County, Colorado, School District Number 3
                         Widefield, Series A:
            1,025,000      0.000%, 12/15/07                                          12/05 at 92           AAA    592,952
            1,020,000      0.000%, 12/15/08                                          12/05 at 86           AAA    553,952

              250,000    Pitkin County, Colorado, Refunding and Improvement,        12/04 at 102             A    277,410
                           6.875%, 12/01/24

              190,000    Valley Metropolitan District, Colorado, Jefferson          12/00 at 101           Baa    199,838
                         County Refunding, 7.000%, 12/15/06
-------------------------------------------------------------------------------------------------------------------------
                         Pre-refunded--12.2%***

              175,000    Aspen, Colorado, Certificates of Participation,             9/98 at 105 1/2       AAA    182,165
                           7.000%, 9/01/09

              200,000    Boulder, Colorado, Municipal Property Authority, Lease     12/97 at 101           AAA    205,642
                           Purchase Revenue, Series B, 7.400%, 12/01/02

              100,000    Colorado, Association Of School Boards, Certificates       12/99 at 101           AAA    107,816
                           of Participation, Pueblo School District Number 60
                           Project, Series A, 7.250%, 12/01/09

              300,000    Colorado, Health Facilities Authority, Revenue, Rose        8/01 at 102           AAA    332,250
                           Medical Center, 7.000%, 8/15/21

              350,000    Colorado, Health Facilities Authority, Revenue,             9/97 at 101           N/R    358,047
                           Bethesda Psychealth Project, 9.125%, 9/01/17

              100,000    Colorado, State Board, Agricultural Revenue, Colorado       4/98 at 102           AAA    105,140
                           State University, Sports Recreation Facilities,
                           7.700%, 4/01/09

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

            Principal                                                              Optional Call                 Market
               Amount    Description                                                 Provisions*   Ratings**      Value
-----------------------------------------------------------------------------------------------------------------------
                         Pre-refunded--continued
            $ 300,000    Colorado, Water Resource Power Development                 11/99 at 100         N/R  $ 324,336
                           Authority, Water Power Revenue, Stagecoach
                           Project, 8.000%, 11/01/17

              250,000    Denver, Colorado, City and County Industrial                3/01 at 102         AAA    279,515
                           Development, Revenue, University Of Denver
                           Project, 7.500%, 3/01/16

              350,000    Denver, Colorado, City and County Revenue, Mercy            5/98 at 102         AAA    368,851
                           Medical Center Project, 7.700%, 5/01/07

              100,000    El Paso County, Colorado, Revenue Refunding,                5/98 at 102         AAA    105,429
                           St.Francis Hospital System, 7.750%, 5/01/14

              250,000    Fountain Valley Authority, Colorado, Water Treatment        6/01 at 100          AA    269,948
                           Revenue, 6.800%, 12/01/19

              250,000    Logan County, Colorado, HealthCare Facilities,              1/99 at 102         AAA    267,373
                           Revenue, Western Health Network, Series A,
                           Issue 7, 7.625%, 1/01/19

              300,000    Parker, Colorado, Sales and Use Tax, Revenue               11/00 at 100         N/R    330,402
                           Improvement, Series B, 7.600%, 11/01/10

              100,000    Regional Transportation District, Colorado, Sales Tax      11/00 at 101         AAA    109,126
                           Revenue, 7.100%, 11/01/10

              175,000    Thornton, Colorado, Sales and Use Tax, Revenue,             9/97 at 100         AAA    176,855
                           Series D, 8.000%, 9/01/07

              100,000    University of Colorado, Certificates of Participation,     12/98 at 102          A2    106,550
                           Series D, Colorado Association of School Boards,
                           Lease Purchase Finance Program,
                           7.400%, 12/01/05

              250,000    University of Colorado, University Revenues, Auxiliary      6/00 at 101          A1    269,723
                           Facilities System, Boulder Projects,
                           7.050%, 6/01/15
-----------------------------------------------------------------------------------------------------------------------
                         Special Tax Revenue--3.2%

              200,000    Mesa County, Colorado, Sales Tax, Revenue Refunding,       12/98 at 100         AAA    210,012
                           7.750%, 12/01/13

              750,000    Woodland Park, Colorado, Limited Sales Tax, Revenue        12/03 at 101          AA    799,155
                           Refunding, Series B, 6.400%, 12/01/12

Portfolio of Investments
Nuveen Flagship Colorado -- continued


            Principal                                                         Optional Call                     Market
               Amount    Description                                            Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------
                         Student Loan Revenue Bonds--2.2%

         $    400,000    Colorado, Student Obligation Bond Authority, Student   9/00 at 100           A    $   416,740
                           Loan, Revenue, Series A, Issue 3, 7.250%, 9/01/05

              250,000    Colorado, Student Obligation Bond Authority, Student   9/02 at 102           A        264,943
                           Loan, Revenue, Series C, 7.150%, 9/01/06
----------------------------------------------------------------------------------------------------------------------
         $ 50,840,000    Total Investments--(cost $29,444,945)--97.9%                                       31,501,894
----------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities--2.1%                                                   686,086
----------------------------------------------------------------------------------------------------------------------
                         Net Assets--100%                                                                 $ 32,187,980
----------------------------------------------------------------------------------------------------------------------

  * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

  ** Ratings (not covered by the report of independent auditors): Using the higher of Standard and Poor's or MoodyOs rating.

  ***Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

  N/R--Investment is not rated.

14                               See accompanying notes to financial statements.


Statement of Net Assets                                        Nuveen Municipal Bond Fund
May 31, 1997                                                   May 31, 1997 Annual Report

                                                                          Nuveen Flagship
                                                                                 Colorado
-----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                $ 31,501,894
Cash                                                                              293,380
Receivables:
   Interest                                                                       329,455
   Shares sold                                                                     10,541
   Investments sold                                                               260,102
Other assets                                                                        1,399
-----------------------------------------------------------------------------------------
     Total assets                                                              32,396,771
-----------------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                        20,750
Accrued expenses:
   Management fees (note 6)                                                         4,161
   12b-1 distribution and service fees (notes 1 and 6)                              5,281
   Other                                                                           41,126
Dividends payable                                                                 137,473
-----------------------------------------------------------------------------------------
     Total liabilities                                                            208,791
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                          $ 32,187,980
-----------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                                   $ 31,228,876
Shares outstanding                                                              3,077,488
Net asset value and redemption price per share                               $      10.15
Offering price per share (net asset value per share plus
   maximum sales charge of 4.20% of offering price)                          $      10.59
-----------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                                   $    443,523
Shares outstanding                                                                 43,643
Net asset value, offering and redemption price per share                     $      10.16
-----------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                                   $    102,955
Shares outstanding                                                                 10,147
Net asset value, offering and redemption price per share                     $      10.15
-----------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                                   $    412,626
Shares outstanding                                                                 40,627
Net asset value, offering and redemption price per share                     $      10.16
-----------------------------------------------------------------------------------------

                See accompanying notes to financial statements.
15


Statement of Operations
Year ended May 31, 1997

                                                                          Nuveen Flagship
                                                                                Colorado*
-----------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                           $ 1,955,618
-----------------------------------------------------------------------------------------
Expenses

Management fees (note 6)                                                          166,812
12b-1 service fees--Class A (notes 1 and 6)                                       107,814
12b-1 distribution and service fees--Class B (notes 1 and 6)                          414
12b-1 distribution and service fees--Class C (notes 1 and 6)                          211
Shareholders' servicing agent fees and expenses                                    18,693
Custodian's fees and expenses                                                      50,804
Trustees' fees and expenses (note 6)                                                  940
Professional fees                                                                  12,532
Shareholders' reports--printing and mailing expenses                                3,793
Federal and state registration fees                                                 1,407
Organizational expenses (note 1)                                                   16,717
Other expenses                                                                      1,797
-----------------------------------------------------------------------------------------
Total expenses before reimbursement                                               381,934
   Expense reimbursement from investment adviser (note 6)                        (142,072)
-----------------------------------------------------------------------------------------
Net expenses                                                                      239,862
-----------------------------------------------------------------------------------------
Net investment income                                                           1,715,756
-----------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)                     64,238
Net change in unrealized appreciation or depreciation of investments            1,095,182
-----------------------------------------------------------------------------------------
Net gain from investments                                                       1,159,420
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $ 2,875,176
-----------------------------------------------------------------------------------------

* Information represents eight months of Flagship Colorado and four months of Nuveen Flagship Colorado (see note 1 of the Notes to Financial Statements).


Statement of Changes in Net Assets                                                               Nuveen Municipal Bond Fund
                                                                                                 May 31, 1997 Annual Report

                                                                                Nuveen Flagship                    Flagship
                                                                                      Colorado*                    Colorado
                                                                             ----------------------------------------------
                                                                             Year ended 5/31/97          Year ended 5/31/96
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                               $ 1,715,756                 $ 1,875,792
Net realized gain from investment transactions
  (notes 1 and 4)                                                                        64,238                      86,320
Net change in unrealized appreciation or depreciation
  of investments                                                                      1,095,182                    (554,501)
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                            2,875,176                   1,407,611
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                            (1,687,245)                 (1,893,445)
  Class B                                                                                (1,292)                        N/A
  Class C                                                                                (1,256)                         --
  Class R                                                                                (2,521)                        N/A
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                            (1,692,314)                 (1,893,445)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                      5,390,547                   4,177,017
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                                  767,704                     901,092
---------------------------------------------------------------------------------------------------------------------------
                                                                                      6,158,251                   5,078,109
---------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                              (8,789,634)                 (5,847,745)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                   (2,631,383)                   (769,636)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                (1,448,521)                 (1,255,470)
Net assets at the beginning of year                                                  33,636,501                  34,891,971
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                      $ 32,187,980                $ 33,636,501
---------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of year                      $     23,442                $        --
---------------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Colorado and four months of Nuveen Flagship Colorado (see note 1 of the Notes to Financial Statements).

N/A--Flagship Colorado was not authorized to issue Class B or Class R Shares.

17                               See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship Colorado Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Colorado Double Tax Exempt Fund ("Flagship Colorado") was reorganized into the Trust and renamed Nuveen Flagship Colorado Municipal Bond Fund ("Nuveen Flagship Colorado").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship Colorado was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Colorado state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $83,600) are being reimbursed to the Adviser on a straight-line basis over a period of five years. As of May 31, 1997 $66,914 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:


                                         Nuveen Flagship Colorado*        Flagship Colorado
                                         ----------------------------------------------------
                                                Year ended                   Year ended
                                                  5/31/97                      5/31/96
                                         ----------------------------------------------------
                                          Shares         Amount       Shares           Amount
---------------------------------------------------------------------------------------------
Shares sold:
  Class A                                442,011    $ 4,440,932      416,678      $ 4,177,017
  Class B                                 43,588        440,150          N/A              N/A
  Class C                                 10,094        102,708          --               --
  Class R                                 40,559        406,757          N/A              N/A
Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                 76,620        765,931       90,419          901,092
  Class B                                     55            553          N/A              N/A
  Class C                                     53            536          --               --
  Class R                                     68            684          N/A              N/A
---------------------------------------------------------------------------------------------
                                         613,048      6,158,251      507,097        5,078,109
---------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                               (877,171)    (8,789,634)    (586,370)      (5,847,745)
  Class B                                    --             --           N/A              N/A
  Class C                                    --             --           --               --
  Class R                                    --             --           N/A              N/A
---------------------------------------------------------------------------------------------
                                        (877,171)    (8,789,634)    (586,370)      (5,847,745)
---------------------------------------------------------------------------------------------
Net increase (decrease)                 (264,123)   $(2,631,383)     (79,273)     $  (769,636)
----------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Colorado and four months of Nuveen Flagship Colorado (see note 1).
N/A--Flagship Colorado was not authorized to issue Class B or Class R shares.

3. Distributions to Shareholders
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997, as follows:


                                                   Nuveen Flagship
                                                          Colorado
------------------------------------------------------------------
Dividend per share:
 Class A                                                  $  .0435
 Class B                                                     .0370
 Class C                                                     .0390
 Class R                                                     .0450
------------------------------------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:


                                                   Nuveen Flagship
                                                         Colorado*
------------------------------------------------------------------
Purchases
Investments in municipal securities                    $ 8,525,203
Temporary municipal investments                          1,500,000

Sales
Investments in municipal securities                     12,494,924
Temporary municipal investments                          1,500,000
------------------------------------------------------------------

* Information represents eight months of Flagship Colorado and four months of Nuveen Flagship Colorado (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund had an unused capital loss carryforward of $495,637 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryover will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
At May 31, 1997, unrealized appreciation aggregated $2,056,949, all of which related to appreciated securities.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                   Management fee
--------------------------------------------------------------
For the first $125 million                          .5500 of 1%
For the next $125 million                           .5375 of 1
For the next $250 million                           .5250 of 1
For the next $500 million                           .5125 of 1
For the next $1 billion                             .5000 of 1
For net assets over $2 billion                      .4750 of 1
--------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship Colorado paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected gross sales charges on purchases of Class A Shares of approximately $78,300, of which approximately $67,900 were paid out as concessions to authorized dealers. The Distributor and its predecessor also received 12b-1 service fees on Class A Shares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $20,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

7. Composition of Net Assets

At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                   Nuveen Flagship
                                                                          Colorado
----------------------------------------------------------------------------------
Capital paid-in                                                       $ 30,609,685
Balance of undistributed net investment income                              23,442
Accumulated net realized gain (loss) from investment transactions         (502,096)
Net unrealized appreciation of investments                               2,056,949
----------------------------------------------------------------------------------
Net assets                                                            $ 32,187,980
----------------------------------------------------------------------------------

Financial Highlights

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance             Less distributions
                                           ------------------------       --------------------------


                                                                 Net
NUVEEN FLAGSHIP COLORADO++           Net                realized and       Dividends                       Net       Total
                                   asset                  unrealized       from tax-                     asset      return
                                   value          Net    gain (loss)      exempt net   Distributions     value      or net
Year ending                    beginning   investment           from      investment    from capital    end of       asset
May 31,                        of period    income(b)    investments          income           gains    period   value (a)
--------------------------------------------------------------------------------------------------------------------------
Class A (5/87)
   1997                           $ 9.79        $.53           $ .35           $(.52)          $  --    $10.15       9.22%
   1996                             9.93         .54            (.13)           (.55)             --      9.79       4.14
   1995                             9.62         .57             .30            (.56)             --      9.93       9.54
   1994                            10.04         .58            (.37)           (.58)           (.05)     9.62       2.03
   1993                             9.56         .60             .55            (.60)           (.07)    10.04      12.41
   1992                             9.29         .61             .27            (.61)             --      9.56       9.80
   1991                             9.13         .60             .17            (.61)             --      9.29       8.75
   1990                             9.24         .62            (.12)           (.61)             --      9.13       5.59
   1989                             8.78         .63             .46            (.63)             --      9.24      12.83
   1988                             9.27         .62            (.46)           (.65)             --      8.78       2.13
Class B (2/97)
   1997(c)                         10.21         .12            (.06)           (.11)             --     10.16        .61

Class C (2/97)
   1997(c)                         10.13         .16             .02            (.16)             --     10.15       1.75

Class R (2/97)
   1997(c)                         10.21         .15            (.06)           (.14)             --     10.16        .85
--------------------------------------------------------------------------------------------------------------------------

 +   Annualized.

++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship Colorado.

(a)  Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory, or its predecessor, Flagship Financial.

(c)  From commencement of class operations as noted.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report


                                   Ratios/Supplemental data
---------------------------------------------------------------------------------------------
                                         Ratio                           Ratio
                                        of net                          of net
                      Ratio of      investment        Ratio of      investment
                      expenses       income to        expenses       income to
                    to average         average      to average         average
                    net assets      net assets      net assets      net assets
    Net assets          before          before           after           after      Portfolio
 end of period      reimburse-      reimburse-      reimburse-      reimburse-       turnover
(in thousands)            ment            ment         ment(b)         ment(b)           rate
---------------------------------------------------------------------------------------------
       $31,229            1.18%           4.87%            .74%           5.31%            27%
        33,637            1.27            4.69             .55            5.41             70
        34,982            1.27            5.22             .50            5.99             38
        35,796            1.27            4.81             .37            5.71             42
        26,656            1.35            5.11             .41            6.05             30
        15,699            1.51            5.40             .49            6.42             39
         9,108            1.80            5.66             .84            6.62             29
         7,386            1.87            5.70             .87            6.70             16
         7,545            2.10            5.61             .67            7.04             19
         7,561            1.54            6.04             .55            7.03            138

           444            1.78+           4.35+           1.53+           4.60+            27

           103            1.58+           4.67+           1.31+           4.94+            27

           413             .83+           5.35+            .58+           5.60+            27
---------------------------------------------------------------------------------------------

Independent Auditors' Report

To the Board of Trustees and Shareholders of Nuveen Flagship Colorado Municipal Bond Fund:

We have audited the accompanying statement of net assets of Nuveen Flagship Colorado Municipal Bond Fund, including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship Colorado Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship Colorado

                                                                        A Shares
--------------------------------------------------------------------------------
Advisory Agreement               For                                   2,479,861
                                 Against                                  54,425
                                 Abstain                                  27,327
                                 -----------------------------------------------
                                 Total                                 2,561,613
--------------------------------------------------------------------------------
                                 Broker Non Votes                        115,259
--------------------------------------------------------------------------------
Reorganization                   For                                   1,706,353
                                 Against                                  55,094
                                 Abstain                                  33,626
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
--------------------------------------------------------------------------------
Investment Objective             For                                   1,697,265
                                 Against                                  88,206
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
--------------------------------------------------------------------------------
Investment Assets                For                                   1,694,195
                                 Against                                  91,277
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,074
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,798
--------------------------------------------------------------------------------
Type of Securities               For                                   1,703,702
                                 Against                                  81,769
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
--------------------------------------------------------------------------------
Borrowing                        For                                   1,692,732
                                 Against                                  92,739
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
--------------------------------------------------------------------------------
Pledges                          For                                   1,703,702
                                 Against                                  81,769
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
--------------------------------------------------------------------------------
Senior Securities                For                                   1,703,702
                                 Against                                  81,769
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
--------------------------------------------------------------------------------
Underwriting                     For                                   1,697,396
                                 Against                                  88,075
                                 Abstain                                   9,602
                                 -----------------------------------------------
                                 Total                                 1,795,073
--------------------------------------------------------------------------------
                                 Broker Non Votes                        881,799
                                 -----------------------------------------------

Shareholder Meeting Report
Flagship Colorado--continued

                                                                        A Shares
--------------------------------------------------------------------------------
Real Estate                     For                                    1,688,018
                                Against                                   92,589
                                Abstain                                   14,466
                                ------------------------------------------------
                                Total                                  1,795,073
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,799
--------------------------------------------------------------------------------
Commodities                     For                                    1,689,407
                                Against                                   91,201
                                Abstain                                   14,466
                                ------------------------------------------------
                                Total                                  1,795,074
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,798
--------------------------------------------------------------------------------
Loans                           For                                    1,688,018
                                Against                                   92,589
                                Abstain                                   14,466
                                ------------------------------------------------
                                Total                                  1,795,073
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,799
--------------------------------------------------------------------------------
Short Sales/Margin Purchases    For                                    1,673,991
                                Against                                  106,617
                                Abstain                                   14,466
                                ------------------------------------------------
                                Total                                  1,795,074
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,798
--------------------------------------------------------------------------------
Put and Call Options            For                                    1,679,290
                                Against                                   96,184
                                Abstain                                   19,600
                                ------------------------------------------------
                                Total                                  1,795,074
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,798
--------------------------------------------------------------------------------
Industry Concentration          For                                    1,684,764
                                Against                                   96,795
                                Abstain                                   13,515
                                ------------------------------------------------
                                Total                                  1,795,074
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,798
--------------------------------------------------------------------------------
Affiliate Purchases             For                                    1,689,797
                                Against                                   90,811
                                Abstain                                   14,466
                                ------------------------------------------------
                                Total                                  1,795,074
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,798
--------------------------------------------------------------------------------
Investment Companies            For                                    1,681,384
                                Against                                   94,474
                                Abstain                                   19,215
                                ------------------------------------------------
                                Total                                  1,795,073
--------------------------------------------------------------------------------
                                Broker Non Votes                         881,799
--------------------------------------------------------------------------------
Div vs. Non-Div                 For                                    1,636,902
                                Against                                  106,617
                                Abstain                                   49,123
                                ------------------------------------------------
                                Total                                  1,792,642
--------------------------------------------------------------------------------
                                Broker Non Votes                         884,230
--------------------------------------------------------------------------------
12b-1 Fees                      For                                    2,371,127
                                Against                                  100,740
                                Abstain                                   59,746
                                ------------------------------------------------
                                Total                                  2,531,613
--------------------------------------------------------------------------------
                                Broker Non Votes                         145,259
                                ------------------------------------------------

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                 A Shares
-----------------------------------------
Directors
-----------------------------------------
(A)  Bremner         For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(B)  Brown           For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(C)  Dean            For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(D)  Impellizzeri    For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(E)  Rosenheim       For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(F)  Sawers          For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(G)  Schneider       For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
-----------------------------------------
(H)  Schwertfeger    For        2,576,466
                     Withhold     100,406
                     --------------------
                     Total      2,676,872
                     --------------------

Shareholder Information

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama               Michigan
Arizona               Missouri
California            New Jersey
Colorado              New Mexico
Connecticut           New York
Florida               North Carolina
Georgia               Ohio
Kansas                Pennsylvania
Kentucky              South Carolina
Louisiana             Tennessee
Maryland              Virginia
Massachusetts         Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

Fund Information

Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Boston Financial
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509
(800) 225-8530

Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, D.C.

Independent Auditors
Deloitte & Touche LLP
Dayton, Ohio

Serving Investors
for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


[ARTWORK OF JOHN NUVEEN, SR.]


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com


                                                                     VAN-CO 5-97

NUVEEN
Municipal
Bond Funds


May 31, 1997

Annual Report

Dependable, tax-free income
to help you keep more of
what you earn.



New Mexico


[PHOTO APPEARS HERE]

Contents


 1 Dear Shareholder

 3 Answering Your Questions

 6 New Mexico Overview

 9 Financial Section

27 Shareholder Meeting Report

31 Shareholder Information

32 Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger

Dear Shareholder

It's a pleasure to report to you on the performance of the Nuveen Flagship New Mexico Municipal Bond Fund. Over the past year, the fund posted sizable gains. For the fiscal year ended May 31, 1997, the value of your investment rose 8.90% for Class A shares, if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for the fund (with income reinvested) outpaced the 8.28% increase produced by the Lehman Brothers Municipal Bond Index, which is used to represent the broad municipal bond market on an unmanaged basis.

In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds, which provide excellent income for investors. As of May 31, 1997, shareholders were receiving tax-free yields on net asset value of 4.93% for Class A shares. To match this yield, investors in the 37% combined federal and state income tax bracket would have had to earn at least 7.83% on taxable alternatives.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a pre-emptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has

"In addition to substantial total returns, shareholders continue to enjoy very attractive current yields generated by a portfolio of quality bonds."


hampered the performance of municipals and led to increased volatility in both the equity and bond markets. During this time, bonds have often been the bellwether for the direction of stocks. Whenever inflation talk is at its most rampant, the stock market has kept an eye on the bond market for its response before reacting.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at the beginning of the year, but the volatility experienced in getting there has been significant.

Recently, the need for diversification and a renewed emphasis on asset allocation--as well as attractive yields--have sparked increased interest in tax-free investments. The level current of the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen municipal bond funds provide an excellent lower-risk alternative, and their current yields make them very attractive.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. You can continue to depend on us for high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

/s/Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]
Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.


What are the investment objectives of the fund?

The fund aims to provide investors with a high level of tax-free income while preserving capital by investing in a diversified portfolio of high-quality municipal bonds. To that end, we attempt to maximize the fund's after-tax total return by generating high tax-free income and minimizing the distribution of taxable capital gains when possible.

What is your strategy for meeting these objectives?

To meet this fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates. This approach focuses on the characteristics of individual bonds, such as sector, geographic region, structure and intrinsic credit quality, rather than on the general economic environment. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the economy as a whole.

What key economic factors affected
the fund's performance during the year?

The U.S. economy continued to grow, exhibiting low unemployment, increased manufacturing and construction activity, and lack of price pressure at the consumer and producer levels.

"At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of high potential return with low risk regardless of the direction of interest rates."


Given this market environment, how did the fund perform?

The New Mexico Municipal Bond Fund performed well over the past year, rewarding investors with a total return on net asset value for the year of 8.90% for Class A shares, including price changes and reinvested dividends. Additionally, the fund was ranked third among 62 state municipal bond funds for the one-year period by Lipper Analytical Services, a nationally recognized performance measurement service.

What strategies did you employ to add value?

As the spread between yields on higher and lower quality bonds continued to narrow during the year, we were able to enhance the credit quality of the fund without sacrificing yield. In addition, we focused on finding bonds with strong call protection, such as the recent purchase of bonds from the University of New Mexico that are not callable until the year 2021. We also took advantage of high-quality limited issues that, in our view, had been overlooked by the market as a whole.

What is the current status of New Mexico's municipal market?

New Mexico continues to benefit from a stable economy and low housing and labor costs. The services, manufacturing and construction sectors are continuing to fuel a statewide economic expansion that began in the early 1980s. However, the economic expansion has not translated into a relative increase in income levels. The governor has proposed a plan to support long-term economic growth within the state by improving local infrastructure and lowering taxes. While these proposals should help continue the economic expansion, the relative trading levels of New Mexico municipal bonds could be lowered as a result. The state's municipal bond market is currently strong because of the limited supply of new bonds.

What is the current outlook for the municipal market as a whole?

As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy and consequent competitive pressures, to increased use of technology, and to corporations' recent ability to downsize as necessary. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Talk of Fed tightening will continue. If the Fed does act to increase rates, it will be perceived as a move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is doing well.

Nonetheless, for the remainder of 1997, the municipal market should continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

New Mexico
Overview

Credit Quality

[PIE CHART APPEARS HERE]

BBB/NR 15%
A 16%
AA 13%
AAA/Prerefunded 56%

-----------------------

Diversification

[PIE CHART APPEARS HERE]

Hospitals 8%
Tax Revenue 23%
General Obligations 8%
Housing Facilities 14%
Pollution control 4%
Education 17%
Utility 9%
Other 14%
Escrowed Bonds 3%

-----------------------

Fund Highlights

=======================================================================================================
Share Class                                               A              B              C             R
Inception Date                                         9/92           2/97           2/97          2/97
 .......................................................................................................
Net Asset Value (NAV)                                $10.16         $10.15         $10.16       $ 10.17
-------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                         $51,981
 .......................................................................................................
Average Weighted Maturity (years)                                                                 19.61
 .......................................................................................................
Duration (years)                                                                                   9.08
-------------------------------------------------------------------------------------------------------

Annualized Total Return/1/

========================================================================================================
Share Class                                A(NAV)      A(Offer)           B              C             R
1-Year                                      8.90%         4.33%       8.14%          8.47%         9.06%
 ........................................................................................................
Since Inception                             6.67%         5.71%       6.05%          6.28%         6.71%
--------------------------------------------------------------------------------------------------------

Tax-Free Yields
========================================================================================================
Share Class                                A(NAV)      A(Offer)           B              C             R

Dist Rate                                   4.96%         4.75%       4.22%          4.42%         5.16%
 ........................................................................................................
SEC 30-Day Yld                              4.93%         4.72%       4.18%          4.38%         5.13%
 ........................................................................................................
Taxable Equiv Yld/2/                        7.83%         7.49%       6.63%          6.95%         8.14%
--------------------------------------------------------------------------------------------------------

/1/ Returns of the oldest share class of a fund are actual. Returns for other classes are actual for the period since inception and prior to class inception are the returns for the fund's oldest class, adjusted for differences in sales charges and expenses. Class A shares have an initial sales charge, while Class B, C and R shares have no initial sales charge. Class B shares have a CDSC that declines from 5% to 0% after 6 years. Class C shares have a 1% CDSC for redemptions within one year. Returns do not reflect imposition of the CDSC. Giving effect to the CDSC applicable to Class B shares, the 1-year and since inception total returns above would be 4.14% and 5.71%, respectively.

/2/ Based on SEC yield and a combined federal and state income tax rate of 37%.
    Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

                                  Nuveen Flagship New Mexico Municipal Bond Fund
                                                      May 31, 1997 Annual Report

* The Index Comparison shows change in value of a $10,000 investment in the A Shares of the Nuveen fund compared with the Lehman Brothers Municipal Bond Index. The Lehman Municipal Bond Index is comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to A Shares (4.20%) and all ongoing fund expenses.

Index Comparison*

[LINE CHART APPEARS HERE]

                                                                Nuveen Flagship
                   Lehman Brothers       Nuveen Flagship          New Mexico
                   Municipal Bond      New Mexico Municipal     Municipal Bond
                       Index              Bond Fund (NAV)        Fund (Offer)
                   ---------------     --------------------     ---------------
September 1992         10,000                 10,000                 9,580
                       10,065.4                9,958.25              9,540
                        9,966.46               9,749.48              9,340
                       10,145                 10,037.5               9,615.9
                       10,248.5               10,192.1               9,764.04
                       10,367.7               10,401.7               9,964.81
                       10,742.7               10,733.2              10,282.4
                       10,628.9               10,602.9              10,157.6
                       10,736.2               10,737.6              10,286.7
                       10,796.3               10,831.7              10,376.7
                       10,976.6               11,043.1              10,579.3
                       10,990.9               11,018.8              10,556
                       11,219.5               11,321                10,845.6
                       11,347.4               11,500.3              11,017.3
                       11,369                 11,528.2              11,044
                       11,268.9               11,355.9              10,879
                       11,506.7               11,612.9              11,125.2
                       11,637.9               11,752.8              11,259.1
                       11,336.5               11,417.7              10,938.2
                       10,875.1               10,849.1              10,393.4
                       10,967.5               10,875.2              10,418.4
                       11,062.9               11,039.2              10,575.6
                       10,995.4               10,917.3              10,458.7
                       11,196.6               11,197.4              10,727.1
                       11,235.8               11,191                10,721
                       11,070.7               10,963.4              10,502.9
                       10,873.6               10,701.5              10,252
                       10,676.8               10,460                10,020.7
                       10,911.7               10,805.3              10,351.5
                       11,223.8               11,175.9              10,706.5
                       11,550.4               11,566.8              11,081
                       11,683.2               11,631.6              11,143.1
                       11,697.2               11,623.4              11,135.2
                       12,070.4               12,060.6              11,554
                       11,965.4               11,847.4              11,349.8
                       12,079                 11,949.7              11,447.8
                       12,232.4               12,088.9              11,581.1
                       12,309.5               12,153.7              11,643.2
                       12,488                 12,367.7              11,848.2
                       12,695.3               12,593.2              12,064.3
                       12,817.2               12,732.7              12,198
                       12,914.6               12,810.6              12,272.6
                       12,826.7               12,723.2              12,188.8
                       12,662.6               12,476.1              11,952.1
                       12,627.1               12,389.7              11,869.4
                       12,622.1               12,443.6              11,921
                       12,759.6               12,584.8              12,056.3
                       12,875.7               12,715.6              12,181.6
                       12,873.2               12,693.5              12,160.4
                       13,053.4               12,913.6              12,371.2
                       13,200.9               13,059                12,510.5
                       13,442.5               13,319.8              12,760.3
                       13,498.9               13,245.2              12,688.9
                       13,524.6               13,235.7              12,679.8
                       13,649                 13,395.8              12,833.2
                       13,467.5               13,200.9              12,646.5
                       13,580.6               13,322.6              12,763.1
May 1997               13,784.3               13,551.1              12,981.9

 . Lehman Brothers Municipal Bond Index                       $13,784
 . Nuveen Flagship New Mexico Municipal Bond Fund (NAV)       $13,551
 . Nuveen Flagship Mew Mexico Municipal Bond Fund (Offer)     $12,982

Past performance is not predictive of future performance.


Dividend History (A Shares)

[BAR CHART APPEARS HERE]

June 1996              0.04131
                       0.04269
                       0.04269
                       0.04131
                       0.04269
                       0.04131
                       0.04269
                       0.04281
                       0.042
                       0.042
                       0.042
                       0.042

    Financial Section



    Contents

10  Portfolio of Investments

15  Statement of Net Assets

16  Statement of Operations

17  Statement of Changes in Net Assets

18  Notes to Financial Statements

24  Financial Highlights

26  Independent Auditors' Report

Portfolio of Investments
Nuveen Flagship New Mexico

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Education -- 8.0%

          $   435,000    Puerto Rico Industrial Medical and Environmental      No Opt. Call        BBB-   $  429,571
                           Pollution Control Facilities Financing Authority,
                           Revenue Refunding, Formerly Puerto Rico,
                           Higher Education, Catholic University, Series A,
                           5.600%, 12/01/07

                         Santa Fe, New Mexico, Educational Facilities
                         Revenue Refunding and Improvement, College of
                         Santa Fe Project:
              500,000      6.000%, 10/01/13                                    10/07 at 100        BBB-      501,480
              500,000      5.875%, 10/01/21                                    10/07 at 100        BBB-      483,020

                         University of New Mexico, University Revenue
                         Refunding, Series A:
               60,000      5.900%, 6/01/04                                     No Opt. Call          AA       63,611
            2,500,000      6.000%, 6/01/21                                     No Opt. Call          AA    2,660,275
--------------------------------------------------------------------------------------------------------------------
                         Escrowed to Maturity -- 0.8%

              327,000    Santa Fe County, New Mexico, Office and Training      No Opt. Call         Aaa      407,972
                           Facilities Project Revenue, 9.000%, 7/01/07
--------------------------------------------------------------------------------------------------------------------
                         Health Care -- 2.9%

            1,000,000    Hobbs New Mexico Health Facilities Revenue,            5/06 at 102         AAA      969,700
                           Evangelical Lutheran Project, 5.500%, 5/01/26

              500,000    Las Cruces, New Mexico, Health Facilities Revenue     12/03 at 102         AAA      533,770
                           Refunding, Evangelical Lutheran Project,
                           6.450%, 12/01/17
--------------------------------------------------------------------------------------------------------------------
                         Hospitals -- 4.6%

              450,000    Albuquerque, New Mexico, Hospital Revenue,             8/02 at 102         AAA      487,710
                           Crossover Refunding, Series A, Presbyterian
                           Healthcare Services, 6.375%, 8/01/07

            1,500,000    Albuquerque, New Mexico, Revenue Refunding,            6/03 at 102         AAA    1,543,020
                           The Evangelical Lutheran, 5.900%, 6/01/13

              350,000    Socorro, New Mexico, Health Facility Revenue           5/04 at 102         AAA      371,431
                           Refunding, Evangelical Lutheran Good Samaritan,
                           6.000%, 5/01/08
--------------------------------------------------------------------------------------------------------------------
                         Housing/Multi Family -- 1.9%

            1,000,000    Las Cruces, New Mexico, Housing Development            4/03 at 102           A    1,013,120
                           Corporation, Multifamily Revenue Refunding,
                           Series A, 6.400%, 10/01/19



                                                                                           Nuveen Municipal Bond Fund
                                                                                           May 31, 1997 Annual Report

   Principal                                                                  Optional Call                    Market
      Amount    Description                                                     Provisions*  Ratings**          Value
---------------------------------------------------------------------------------------------------------------------
                Housing/Single Family -- 11.1%

  $2,000,000    New Mexico Mortgage Finance Authority, Single                   7/06 at 102        AAA     $2,048,060
                  Family Mortgage, Series D-1, 6.250%, 7/01/22

   1,445,000    New Mexico Mortgage Finance Authority, Single                   7/07 at 102        AAA      1,457,138
                  Family, Series G, 6.200%, 7/01/28

   1,245,000    New Mexico Mortgage Finance Authority, Single                   7/05 at 102        AAA      1,289,297
                  Family Mortgage Program, Series A, Class D,
                  6.650%, 7/01/26

     165,000    New Mexico Mortgage Finance Authority, Single                   7/02 at 102        Aa1        171,849
                  Family Mortgage Purchase, Refunding, Senior
                  Series A1, 6.850%, 7/01/10

     780,000    New Mexico Mortgage Finance Authority, Single                   7/02 at 102        Aa1        812,230
                  Family Mortgage Purchase, Refunding, Senior
                  Series A2, 6.900%, 7/01/24
---------------------------------------------------------------------------------------------------------------------
                Industrial Development and Pollution Control -- 4.1%

     985,000    Farmington, New Mexico, Pollution Control Revenue,             12/02 at 102        AAA      1,045,390
                  Refunding, Public Service Company of New Mexico,
                  Series A, 6.375%, 12/15/22

   1,000,000    Lordsburg, New Mexico, Pollution Control Revenue,               4/03 at 102          A      1,059,940
                  Refunding, Phelps Dodge Corporation Project,
                  6.500%, 4/01/13
---------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Other -- 8.3%

   4,000,000    Santa Fe County, New Mexico, Correctional System               No Opt. Call        AAA      4,287,520
                  Revenue, 6.000%, 2/01/27
---------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Transportation -- 2.1%

   1,000,000    Albuquerque, New Mexico, Airport Revenue,                       7/00 at 105        AAA      1,069,960
                  Series A, 6.600%, 7/01/16
---------------------------------------------------------------------------------------------------------------------
                Municipal Revenue/Utility -- 9.0%

   1,300,000    Guam Power Authority Revenue, Series A,                        10/03 at 102        BBB      1,155,180
                  5.250%, 10/01/23

      90,000    Las Cruces, New Mexico, Joint Utility Refunding and             7/02 at 102         A1         97,046
                  Improvement Revenue, 6.250%, 7/01/12

                Los Alamos County, New Mexico, Inc. Utility System
                Revenue Refunding, Series A:
   1,000,000      5.700%, 7/01/05                                               7/04 at 102        AAA      1,051,130
   1,000,000      6.000%, 7/01/15                                               7/04 at 102        AAA      1,036,410

Portfolio of Investments
Nuveen Flagship New Mexico -- continued

            Principal                                                             Optional Call                            Market
               Amount        Description                                            Provisions*        Ratings**            Value
----------------------------------------------------------------------------------------------------------------------------------
                             Municipal Revenue/Utility -- Continued

          $  250,000         Puerto Rico Electric Power Authority Power             7/05 at 100             BBB+       $  232,720
                               Revenue, Formerly Puerto Rico Commonwealth Water
                               Resource Authority Power, Refunding, Series Z,
                               5.250%, 7/01/21

                             Rio Grande, New Mexico, Natural Gas Association,
                             Natural Gas System Revenue Refunding and
                             Improvement:
             100,000           6.000%, 7/01/07                                      7/03 at 100             BBB+           99,508
           1,000,000           6.125%, 7/01/13                                      7/03 at 100             BBB+          990,860
----------------------------------------------------------------------------------------------------------------------------------
                             Municipal Revenue/Water and Sewer -- 1.3%

           1,000,000         Albuquerque, New Mexico, Joint Water and Sewer        No Opt. Call              AAA          595,260
                               System Revenue, Series A, 0.000%, 7/01/07

             100,000         Grants, New Mexico, Water and Sewer Revenue            1/02 at 100              Baa          100,997
                               Refunding and Improvement, 5.600%, 1/01/08
----------------------------------------------------------------------------------------------------------------------------------
                             Non-State General Obligations -- 2.6%

              25,000         Albuquerque, New Mexico, Municipal School District    No Opt. Call               AA           25,425
                               No. 012, 5.000%, 8/01/02

              80,000         Bernalillo County, New Mexico, 5.750%, 10/01/05       10/04 at 100              Aa1           84,521

                             Grants/Cibola County, New Mexico,
                             School District No 1:
             480,000           6.250%, 5/01/08                                      5/04 at 100              Baa          501,019
             510,000           6.250%, 5/01/09                                      5/04 at 100              Baa          529,365

             200,000         Torrance County, New Mexico, 5.500%, 7/01/04           7/00 at 100              N/R          202,418
----------------------------------------------------------------------------------------------------------------------------------
                             Pre-refunded -- 2.0%***

             250,000         Albuquerque, New Mexico, Joint Water and Sewer         7/00 at 100              AAA          261,010
                               System Revenue, Series A, 6.000%, 7/01/15

             160,000         Las Cruces, New Mexico, Joint Utility Refunding        7/02 at 102               A1          173,661
                               and Improvement Revenue, 6.250%, 7/01/12

              30,000         New Mexico Finance Authority Revenue, Public           6/05 at 100              AAA           31,352
                               Project, Revolving Fund, Series A, 5.500%, 6/01/07

             500,000         Sandoval County, New Mexico, Gross Receipts Tax       11/05 at 101              N/R          583,355
                               Revenue, 7.150%, 11/01/10
----------------------------------------------------------------------------------------------------------------------------------
                             Resource Recovery -- 1.9%

           1,000,000         Las Cruces, New Mexico, South Central Solid Waste      6/05 at 100                A        1,003,210
                               Authority, Environmental Services Gross Receipts
                               Tax, 6.000%, 6/01/16

                                                                                                     Nuveen Municipal Bond Fund
                                                                                                     May 31, 1997 Annual Report

            Principal                                                            Optional Call                           Market
               Amount        Description                                           Provisions*     Ratings**              Value
---------------------------------------------------------------------------------------------------------------------------------
                             Special Tax Revenue -- 21.6%

           $4,250,000        Albuquerque, New Mexico, Gross Receipts Lodgers      No Opt. Call           AAA         $1,968,303
                               Tax Revenue Refunding, Series B, 0.000%, 7/01/11

            1,000,000        Bernalillo County, New Mexico, Gross Receipts Tax     4/06 at 100            AA            995,410
                               Revenue, Series A, 5.750%, 4/01/21

            1,550,000        Dona Ana County, New Mexico, Gross Receipts           6/03 at 102            AA          1,569,127
                               Tax Revenue, Refunding and Improvement,
                               6.000%, 6/01/19

              250,000        Las Cruces, New Mexico, Gross Receipts Tax Revenue   12/02 at 101             A            264,368
                               Refunding, 6.250%, 12/01/05

            1,000,000        Las Cruces, New Mexico, Revenue, 5.450%, 12/01/08    No Opt. Call           AAA          1,017,100

               35,000        New Mexico Finance Authority Revenue, Special                               AAA             35,407
                               Cigarette Tax, University of New Mexico,
                               5.000%, 6/01/03

               70,000        New Mexico Finance Authority Revenue, Public         No Opt. Call           AAA             72,402
                               Project, Series A, 5.500%, 6/01/07

                             Puerto Rico Commonwealth Highway and
                             Transportation Authority, Highway Revenue,
                             Series Y:
            3,550,000          5.500%, 7/01/36                                     7/16 at 100             A          3,452,624
            1,000,000          5.000%, 7/01/36                                     7/16 at 100             A            895,790

                             Sandoval County, New Mexico, Gross Receipts Tax,
                             Fire District Revenue:
              225,000          6.600%, 12/01/04                                   12/99 at 100           N/R            230,607
              200,000          6.900%, 12/01/07                                   12/99 at 100           N/R            206,582

              375,000        Sandoval County, New Mexico, Gross Receipts Tax      11/02 at 102          Baa1            399,698
                               Revenue Refunding, 6.900%, 11/01/12

              130,000        Sandoval County, New Mexico, Gross Receipts Tax      12/02 at 102          Baa1            137,210
                               Revenue Refunding, Series A, 6.500%, 12/01/06
---------------------------------------------------------------------------------------------------------------------------------
                             State/Territorial General Obligations -- 4.7%

            1,500,000        Guam Government, Series A, 5.375%, 11/15/13          11/03 at 102           BBB          1,403,505

            1,000,000        Puerto Rico Commonwealth, Public Improvement,        No Opt. Call           AAA          1,030,970
                               Series B, 5.500%, 7/01/00
---------------------------------------------------------------------------------------------------------------------------------
                             Student Loan Revenue Bonds -- 8.5%

            1,600,000        New Mexico Educational Assistance Foundation,         4/02 at 102           AAA          1,704,896
                               Student Loan Revenue, Series A, 6.850%, 4/01/05

13

Portfolio of Investments
Nuveen Flagship New Mexico -- continued

   Principal                                                            Optional Call                          Market
      Amount    Description                                               Provisions*       Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
                Student Loan Revenue Bonds -- continued

 $   400,000    New Mexico Educational Assistance Foundation,            12/02 at 101             Aaa      $  414,304
                  Student Loan Revenue, Senior, Series 1A,
                  6.550%, 12/01/05

     275,000    New Mexico Educational Assistance Foundation,            12/02 at 101               A         289,850
                  Student Loan Revenue, Sub, Series 1B,
                  6.850%, 12/01/05

     900,000    New Mexico Educational Assistance Foundation,             6/04 at 102             Aaa         910,826
                  Student Loan Revenue, Senior, Series A,
                  5.500%, 12/01/07

   1,040,000    New Mexico Educational Assistance Foundation,            No Opt. Call             Aaa       1,114,222
                  Student Loan Revenue, Purchase, Senior,
                  Series A1, 6.500%, 3/01/04
---------------------------------------------------------------------------------------------------------------------
 $51,167,000    Total Investments (Cost -- $47,539,553) -- 95.4%                                           49,573,712
============---------------------------------------------------------------------------------------------------------
                Temporary Investments in Short-Term Municipal Securities -- 1.7%

 $   900,000    Farmington Pollution Control Revenue, Arizona Public Service                                  900,000
============      Company (Four Corners Project), Variable Rate Demand
                  Bonds, 4.000%, 5/01/24+
                -----------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 2.9%                                                       1,507,536
                -----------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                        $51,981,248
                =====================================================================================================

                * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                **  Ratings (not covered by the report of independent auditors):
                    Using the higher of Standard & Poor's or Moody's rating.

                *** Pre-refunded securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA-rated securities.

             N/R -- Investment is not rated.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

14                               See accompanying notes to financial statements.

Statement of Net Assets                                          Nuveen Municipal Bond Fund
May 31, 1997                                                     May 31, 1997 Annual Report
                                                                            Nuveen Flagship
                                                                                 New Mexico
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                   $49,573,712
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                       900,000
Cash                                                                                181,313
Receivables:
  Interest                                                                          982,985
  Shares sold                                                                       380,027
  Investments sold                                                                  265,000
Other assets                                                                          1,920
-------------------------------------------------------------------------------------------
     Total assets                                                                52,284,957
-------------------------------------------------------------------------------------------
Liabilities
Payable for Shares redeemed                                                          26,557
Accrued expenses:
Management fees (note 6)                                                              9,037
  12b-1 distribution and service fees (notes 1 and 6)                                 9,225
  Other                                                                              44,275
Dividends payable                                                                   214,615
-------------------------------------------------------------------------------------------
     Total liabilities                                                              303,709
-------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $51,981,248
===========================================================================================
Class A Shares (note 1)
Net assets                                                                      $50,807,085
Shares outstanding                                                                5,002,787
Net asset value and redemption price per share                                  $     10.16
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                            $     10.61
===========================================================================================
Class B Shares (note 1)
Net assets                                                                      $   657,166
Shares outstanding                                                                   64,730
Net asset value, offering and redemption price per share                        $     10.15
===========================================================================================
Class C Shares (note 1)
Net assets                                                                      $   155,277
Shares outstanding                                                                   15,283
Net asset value, offering and redemption price per share                        $     10.16
===========================================================================================
Class R Shares (note 1)
Net assets                                                                      $   361,720
Shares outstanding                                                                   35,568
Net asset value, offering and redemption price per share                        $     10.17
===========================================================================================

15                               See accompanying notes to financial statements.

Statement of Operations
Year ended May 31, 1997

                                                                    Nuveen Flagship
                                                                        New Mexico*
-----------------------------------------------------------------------------------
Investment income

Tax-exempt interest income (note 1)                                      $3,005,592
-----------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                    265,661
12b-1 service fees -- Class A (notes 1 and 6)                               171,788
12b-1 distribution and service fees -- Class B (notes 1 and 6)                  776
12b-1 distribution and service fees -- Class C (notes 1 and 6)                  228
Shareholders' servicing agent fees and expenses                              26,703
Custodian's fees and expenses                                                53,428
Trustees' fees and expenses (note 6)                                          1,304
Professional fees                                                            13,446
Shareholders' reports -- printing and mailing expenses                        5,226
Federal and state registration fees                                           3,524
Organizational expenses (note 1)                                             10,330
Other expenses                                                                2,480
-----------------------------------------------------------------------------------
Total expenses before reimbursement                                         554,894
  Expense reimbursement (note 6)                                           (155,889)
-----------------------------------------------------------------------------------
Net expenses                                                                399,005
-----------------------------------------------------------------------------------
Net investment income                                                     2,606,587
-----------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments

Net realized gain from investment transactions (notes 1 and 4)               92,293
Net change in unrealized appreciation or depreciation of investments      1,740,188
-----------------------------------------------------------------------------------
Net gain from investments                                                 1,832,481
-----------------------------------------------------------------------------------
Net increase in net assets from operations                               $4,439,068
===================================================================================

* Information represents eight months of Flagship New Mexico and four months of Nuveen Flagship New Mexico (see note 1 of the Notes to Financial Statements).

16                               See accompanying notes to financial statements.

Statement of Changes in Net Assets                                             Nuveen Municipal Bond Fund
                                                                               May 31, 1997 Annual Report


                                                             Nuveen Flagship                     Flagship
                                                                 New Mexico*                   New Mexico
                                                             --------------------------------------------
                                                                  Year ended                   Year ended
                                                                     5/31/97                      5/31/96
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                            $ 2,606,587                  $ 2,646,917
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                     92,293                     (189,794)
Net change in unrealized appreciation or depreciation
  of investments                                                   1,740,188                     (845,219)
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         4,439,068                    1,611,904
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                         (2,592,045)                  (2,660,344)
  Class B                                                             (2,872)                         N/A
  Class C                                                             (1,113)                          --
  Class R                                                               (309)                         N/A
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (2,596,339)                  (2,660,344)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                   7,206,729                    6,925,871
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                             1,155,487                    1,333,109
---------------------------------------------------------------------------------------------------------
                                                                   8,362,216                    8,258,980
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (9,396,878)                  (8,187,762)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from Fund share transactions                                    (1,034,662)                      71,218
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                808,067                     (977,222)
Net assets at the beginning of year                               51,173,181                   52,150,403
---------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $51,981,248                  $51,173,181
=========================================================================================================
Balance of undistributed net investment income at end of year    $    10,248                  $        --
=========================================================================================================

* Information represents eight months of Flagship New Mexico and four months of Nuveen Flagship New Mexico (see note 1 of the Notes to Financial Statements).

N/A - Flagship New Mexico was not authorized to issue Class B or Class R Shares.

17                               See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies
The Nuveen Flagship Multistate Trust I (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises Nuveen Flagship New Mexico Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company, parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship New Mexico Double Tax Exempt Fund ("Flagship New Mexico") was reorganized into the Trust and renamed Nuveen Flagship New Mexico Municipal Bond Fund ("Nuveen Flagship New Mexico").

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At May 31, 1997, the Fund had no such purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers. Prior to the reorganization, tax-exempt net investment income for Flagship New Mexico was declared as a dividend daily and payment was made on the last business day of each month.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Mexico state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gains and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class B, C and R Shares were first offered for sale on February 1, 1997. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within 18 months of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses
The organizational expenses incurred on behalf of the Fund (approximately $51,700), are being reimbursed to the Adviser on a straight-line basis over a period of five years. As of May 31, 1997, $41,348 has been reimbursed. In the event that the Adviser's current investment in the Trust falls below $100,000 prior to the full reimbursement of the organizational expenses, then it will forego any further reimbursement.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

2. Fund Shares
Transactions in Fund shares were as follows:

                                                        Nuveen Flagship                    Flagship
                                                          New Mexico*                     New Mexico
                                                      ----------------------------------------------------
                                                         Year ended 5/31/97           Year ended 5/31/96
                                                      ----------------------------------------------------
                                                      Shares           Amount         Shares        Amount
----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            604,874      $ 6,044,381        691,631   $ 6,925,871
  Class B                                             64,688          647,809            N/A           N/A
  Class C                                             15,271          153,600             --            --
  Class R                                             35,553          360,939            N/A           N/A

Shares issued to shareholders
  due to reinvestment
  of distributions:
  Class A                                            115,338        1,154,792        133,282     1,333,109
  Class B                                                 42              418            N/A           N/A
  Class C                                                 12              123             --            --
  Class R                                                 15              154            N/A           N/A
----------------------------------------------------------------------------------------------------------
                                                     835,793        8,362,216        824,913     8,258,980
----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (936,465)      (9,396,878)      (817,071)   (8,187,762)
  Class B                                                 --               --            N/A           N/A
  Class C                                                 --               --             --            --
  Class R                                                 --               --            N/A           N/A
----------------------------------------------------------------------------------------------------------
                                                    (936,465)      (9,396,878)      (817,071)   (8,187,762)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (100,672)     $(1,034,662)         7,842   $    71,218
==========================================================================================================

* Information represents eight months of Flagship New Mexico and four months of Nuveen Flagship New Mexico (see note 1).

N/A -- Flagship New Mexico was not authorized to issue Class B or Class R
       Shares.

3. Distributions to Shareholders
On June 9, 1997, the Fund declared a dividend distribution from its tax-exempt net investment income which was paid on July 1, 1997, to shareholders of record on June 9, 1997 as follows:

                                                                Nuveen Flagship
                                                                     New Mexico
-------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                $.0420
  Class B                                                                 .0355
  Class C                                                                 .0375
  Class R                                                                 .0435
-------------------------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the fiscal year ended May 31, 1997, were as follows:

                                                     Nuveen Flagship
                                                         New Mexico*
--------------------------------------------------------------------
Purchases
Investments in municipal securities                      $22,082,776
Temporary municipal investments                            5,500,000

Sales
Investments in municipal securities                       25,727,639
Temporary municipal investments                            4,600,000
--------------------------------------------------------------------

*Information represents eight months of Flagship New Mexico and four months of Nuveen Flagship New Mexico (see note 1).

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

At May 31, 1997, the Fund had unused capital loss carryforwards of $1,287,752 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $997,166 of the carryover will expire in the year 2003 and $290,586 will expire in the year 2004.

5. Unrealized Appreciation (Depreciation)

At May 31, 1997, unrealized appreciation aggregated $2,034,159 of which $2,039,341 related to appreciated securities and $5,182 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund as follows:


Average daily net asset value                  Management fee
-------------------------------------------------------------
For the first $125 million                      .5500 of 1%
For the next $125 million                       .5375 of 1
For the next $250 million                       .5250 of 1
For the next $500 million                       .5125 of 1
For the next $1 billion                         .5000 of 1
For net assets over $2 billion                  .4750 of 1
-------------------------------------------------------------

Prior to the reorganization (see note 1) Flagship New Mexico paid a management fee of .5 of 1%. The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report



The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor (Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc.) collected sales charges on purchases of Class A Shares of approximately $113,000 of which approximately $98,100 were paid out as concessions to authorized dealers. The Distributor and it predecessor also received 12b-1 service fees on Class AShares, approximately one-half of which was paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 1997, the Distributor and its predecessor compensated authorized dealers directly with approximately $29,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor and its predecessor also collected and retained approximately $100 of CDSC on share redemptions during the fiscal year ended May 31, 1997.

7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                               Nuveen Flagship
                                                                    New Mexico
------------------------------------------------------------------------------
Capital paid-in                                                    $51,227,877
Balance of undistributed net investment income                          10,248
Accumulated net realized gain (loss) from investment income         (1,291,036)
Net unrealized appreciation of investments                           2,034,159
------------------------------------------------------------------------------
Net assets                                                         $51,981,248
==============================================================================

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                        Operating performance          Less distributions
                                           ---------------------------  ----------------------------


                                                                   Net
NUVEEN FLAGSHIP NEW MEXICO++          Net                 realized and     Dividends                       Net     Total
                                    asset                   unrealized     from tax-                     asset    return
                                    value           Net    gain (loss)    exempt net   Distributions     value    on net
Year ending                     beginning    investment           from    investment    from capital    end of     asset
May 31,                         of period     income(b)    investments        income           gains    period   value(a)
--------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
 1997                              $ 9.81          $.51          $ .35         $(.51)       $     --   $ 10.16     8.90%
 1996                               10.01           .51           (.19)         (.52)             --      9.81     3.18
 1995                                9.68           .52            .33          (.52)             --     10.01     9.25
 1994                               10.04           .53           (.33)         (.53)           (.03)     9.68     1.92
 1993(c)                             9.58           .37            .46          (.37)                    10.04    11.72+

Class B (2/97)
 1997(c)                            10.24           .12           (.10)         (.11)             --     10.15      .18

Class C (2/97)
 1997(c)                            10.23           .12           (.08)         (.11)             --     10.16      .43

Class R (2/97)
 1997(c)                            10.23           .14           (.07)         (.13)             --     10.17      .71
--------------------------------------------------------------------------------------------------------------------------

  + Annualized.

 ++ Information included prior to the year ending May 31, 1997, reflects the financial highlights of Flagship New Mexico.

(a) Total returns are calculated on net asset value without any sales charge.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by the Nuveen Advisory or its predecessor Flagship Financial.

(c) From commencement of class operations as noted.

                                                     Nuveen Municipal Bond Funds
                                                      May 31, 1997 Annual Report

                         Ratios/Supplemental data
---------------------------------------------------------------------------
                                 Ratio                     Ratio
                                of net                    of net
                  Ratio of  investment    Ratio of    investment
                  expenses   income to    expenses     income to
                to average     average  to average       average
                net assets  net assets  net assets    net assets
    Net assets      before      before       after         after  Portfolio
 end of period  reimburse-  reimburse-  reimburse-    reimburse-   turnover
(in thousands)        ment        ment    ment (b)      ment (b)       rate
---------------------------------------------------------------------------
       $50,807        1.08%       4.76%        .77%         5.07%        43%
        51,173        1.09        4.69         .68          5.10         57
        52,150        1.17        4.98         .67          5.48         38
        51,167        1.14        4.50         .40          5.24         39
        31,499        1.37+       4.05+        .14+         5.28+        36

           657        1.68+       4.05+       1.54+         4.19+        43

           155        1.48+       4.26+       1.34+         4.40+        43

           362         .73+       5.04+        .59+         5.18+        43
---------------------------------------------------------------------------

Independent Auditors' Report


To the Board of Trustees and Shareholders of Nuveen Flagship New Mexico Municipal Bond Fund:

We have audited the accompanying statements of net assets of the Nuveen Flagship New Mexico Municipal Bond Fund including the portfolio of investments, as of May 31, 1997, the related statement of operations for the period then ended and the statement of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Nuveen Flagship New Mexico Municipal Bond Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Dayton, Ohio
July 11, 1997

Shareholder Meeting Report
Flagship New Mexico

                                                                        A Shares
--------------------------------------------------------------------------------
 Advisory Agreement                                  For               4,224,972
                                                     Against              80,529
                                                     Abstain              64,757
                                                     ---------------------------
                                                     Total             4,370,258
================================================================================
                                                     Broker Non Votes    172,922
================================================================================
 Reorganization                                      For               2,673,749
                                                     Against              41,725
                                                     Abstain              81,833
                                                     ---------------------------
                                                     Total             2,797,307
================================================================================
                                                     Broker Non Votes  1,745,873
================================================================================
 Investment Objective                                For               2,763,204
                                                     Against              99,462
                                                     Abstain              37,340
                                                     ---------------------------
                                                     Total             2,900,006
================================================================================
                                                     Broker Non Votes  1,643,174
================================================================================
 Investment Assets                                   For               2,751,738
                                                     Against              99,462
                                                     Abstain              48,806
                                                     ---------------------------
                                                     Total             2,900,006
================================================================================
                                                     Broker Non Votes  1,643,174
================================================================================
 Type of Securities                                  For               2,767,359
                                                     Against             101,057
                                                     Abstain              31,590
                                                     ---------------------------
                                                     Total             2,900,006
================================================================================
                                                     Broker Non Votes  1,643,174
================================================================================
 Borrowing                                           For               2,766,499
                                                     Against              99,462
                                                     Abstain              34,045
                                                     ---------------------------
                                                     Total             2,900,006
================================================================================
                                                     Broker Non Votes  1,643,174
================================================================================
 Pledges                                             For               2,761,243
                                                     Against              99,462
                                                     Abstain              39,301
                                                     ---------------------------
                                                     Total             2,900,006
================================================================================
                                                     Broker Non Votes  1,643,174
                                                     ---------------------------

Shareholder Meeting Report
Flagship New Mexico -- continued

                                                                      A Shares
--------------------------------------------------------------------------------
Senior Securities               For                                   2,767,654
                                Against                                  99,462
                                Abstain                                  32,890
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
================================================================================
Underwriting                    For                                   2,758,617
                                Against                                 101,057
                                Abstain                                  40,332
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
================================================================================
Real Estate                     For                                   2,758,348
                                Against                                 101,057
                                Abstain                                  40,601
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
================================================================================
Commodities                     For                                   2,757,488
                                Against                                 108,473
                                Abstain                                  34,045
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
================================================================================
Loans                           For                                   2,764,838
                                Against                                  99,462
                                Abstain                                  35,706
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
================================================================================
Short Sales/Margin Purchases    For                                   2,752,969
                                Against                                 114,055
                                Abstain                                  32,982
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
================================================================================
Put and Call Options            For                                   2,751,833
                                Against                                 111,797
                                Abstain                                  36,376
                                ------------------------------------------------
                                Total                                 2,900,006
================================================================================
                                Broker Non Votes                      1,643,174
                                ------------------------------------------------

                                                      Nuveen Municipal Bond Fund
                                                      May 31, 1997 Annual Report

                                                                 A Shares
-------------------------------------------------------------------------
  Industry Concentration        For                             2,766,821
                                Against                           101,595
                                Abstain                            31,590
                                -----------------------------------------
                                Total                           2,900,006
=========================================================================
                                Broker Non Votes                1,643,174
=========================================================================
  Affiliate Purchases           For                             2,760,398
                                Against                           106,987
                                Abstain                            32,621
                                -----------------------------------------
                                Total                           2,900,006
=========================================================================
                                Broker Non Votes                1,643,174
=========================================================================
  Investment Companies          For                             2,758,192
                                Against                           108,924
                                Abstain                            32,890
                                -----------------------------------------
                                Total                           2,900,006
=========================================================================
                                Broker Non Votes                1,643,174
=========================================================================
  12b-1 Fees                    For                             4,141,433
                                Against                            96,932
                                Abstain                           131,891
                                -----------------------------------------
                                Total                           4,370,256
=========================================================================
                                Broker Non Votes                  172,924
                                -----------------------------------------

Shareholder Meeting Report
Flagship New Mexico--continued


                                                                A Shares
------------------------------------------------------------------------
Directors
========================================================================
Bremner                 For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
========================================================================
Brown                   For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
========================================================================
Dean                    For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
========================================================================
Impellizzeri            For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
========================================================================
Rosenheim               For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
========================================================================
Sawers                  For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
------------------------------------------------------------------------
Schneider               For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
========================================================================
Schwertfeger            For                                    4,448,907
                        Withhold                                  94,273
                        ------------------------------------------------
                        Total                                  4,543,180
                        ------------------------------------------------

Shareholder Information



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Alabama        Michigan
Arizona        Missouri
California     New Jersey
Colorado       New Mexico
Connecticut    New York
Florida        North Carolina
Georgia        Ohio
Kansas         Pennsylvania
Kentucky       South Carolina
Louisiana      Tennessee
Maryland       Virginia
Massachusetts  Wisconsin

To purchase additional shares of your Nuveen Municipal Bond Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semi-annual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you gain the added growth potential of long-term compounding.

For more information on any of these service options call your adviser, or Nuveen at (800) 621-7227.

                                      Fund Information




                                      Board of Directors

                                      Robert P. Bremner
                                      Lawrence H. Brown
                                      Anthony T. Dean
                                      Anne E. Impellizzeri
                                      Peter R. Sawers
                                      William J. Schneider
                                      Timothy R. Schwertfeger
                                      Judith M. Stockdale

                                      Fund Manager

                                      Nuveen Advisory Corp.
                                      333 West Wacker Drive
                                      Chicago, IL 60606

                                      Custodian

                                      The Chase Manhattan Bank
                                      4 New York Plaza
                                      New York, NY 10004-2413

                                      Transfer Agent,
                                      Shareholder Services and
                                      Dividend Disbursing Agent

                                      Boston Financial
                                      Nuveen Investor Services
                                      P.O. Box 8509
                                      Boston, MA 02266-8509

                                      (800) 225-8530

                                      Legal Counsel

                                      Fried, Frank, Harris, Shriver
                                        & Jacobson
                                      Washington, D.C.

                                      Independent Auditors

                                      Deloitte & Touche LLP
                                      Dayton, Ohio

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227
www.nuveen.com


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

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